EXHIBIT I

REVOLVING CREDIT FACILITY

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

by and among

K. HOVNANIAN ENTERPRISES, INC.
(as the Borrower)

HOVNANIAN ENTERPRISES, INC.
(as a Guarantor)

and

THE LENDERS PARTY HERETO

and

PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent,

BANK OF AMERICA, N.A.

and

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Syndication Agents

and

BANC OF AMERICA SECURITIES LLC

and

WACHOVIA CAPITAL MARKETS, LLC,
as Joint Lead Arrangers and Joint Book Runners

and

THE ROYAL BANK OF SCOTLAND plc

and

JPMORGAN CHASE BANK, N.A.,
as Documentation Agents

Amended and Restated as of March 7, 2008

		2.11.1	Release of Guarantors	45
		2.11.2	Designation of Non-Restricted Person	45
		2.11.3	Automatic Designation of Non-Restricted Person	46
		2.11.4	Designation of Restricted Subsidiary	46
		2.11.5	Automatic Release of Related Collateral and Equity	46
	2.12	[Reserved]		46

3.	INTEREST RATES			46
	3.1	Interest Rate Options, Interest Rate and Fee Floor		46
		3.1.1	Revolving Credit Interest Rate Options, Adjustments	47
		3.1.2	Rate Quotations	47
	3.2	Interest Periods		48
	3.3	Interest After Default		48
		3.3.1	Default Rate	48
		3.3.2	Acknowledgment	48
	3.4	LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available		48
		3.4.1	Unascertainable	48
		3.4.2	Illegality; Increased Costs; Deposits Not Available	48
		3.4.3	Agent’s and Lender’s Rights	49
	3.5	Selection of Interest Rate Options		49

4.	PAYMENTS			49
	4.1	Payments		50
	4.2	Pro Rata Treatment of Lenders		50
	4.3	Interest Payment Dates		50
	4.4	Voluntary Prepayments		50
		4.4.1	Right to Prepay	50
		4.4.2	Replacement of a Lender	51
		4.4.3	Change of Lending Office	52
	4.5	Mandatory Payments; Temporary Reduction of Commitments		52
		4.5.1	Revolving Facility Usage in Excess of Commitments	52
		4.5.2	Cash in Excess of $100 Million	52
		4.5.3	Issuance of Capital Stock,; Incurrence of Indebtedness - Initial Preference Period	52
	4.6	Additional Compensation in Certain Circumstances		53
		4.6.1	Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc	53
		4.6.2	Indemnity	54
	4.7	Notes		54
	4.8	Settlement Date Procedures		55

5.	REPRESENTATIONS AND WARRANTIES			55
	5.1	Representations and Warranties		55
		5.1.1	Organization and Qualification	55
		5.1.2	Subsidiaries	55
		5.1.3	Power and Authority	56
		5.1.4	Validity and Binding Effect	56
		5.1.5	No Conflict	56
		5.1.6	Litigation	56
		5.1.7	Title to Properties	57
		5.1.8	Financial Statements	57

		5.1.9	Use of Proceeds; Margin Stock	57
		5.1.10	Full Disclosure	58
		5.1.11	Taxes	58
		5.1.12	Consents and Approvals	58
		5.1.13	No Event of Default; Compliance with Instruments	58
		5.1.14	Patents, Trademarks, Copyrights, Licenses, Etc	58
		5.1.15	Insurance	59
		5.1.16	Compliance with Laws	59
		5.1.17	Burdensome Restrictions	59
		5.1.18	Investment Companies; Regulated Entities	59
		5.1.19	Plans and Benefit Arrangements	59
		5.1.20	Employment Matters	60
		5.1.21	Environmental Matters	60
		5.1.22	Senior Debt Status	60
		5.1.23	Solvency	61
	5.2	Continuation of Representations		61

6.	CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT			61
	6.1	First Loans and Letters of Credit		61
		6.1.1	Officer’s Certificate	61
		6.1.2	Incumbency Certificate	61
		6.1.3	Delivery of Loan Documents	62
		6.1.4	Opinion of Counsel	62
		6.1.5	Legal Details	62
		6.1.6	Payment of Fees	62
		6.1.7	Consents	62
		6.1.8	Officer’s Certificate Regarding MAC	62
		6.1.9	No Actions or Proceedings	63
		6.1.10	Lien Search	63
		6.1.11	Delivery of Certain Security Documents	63
	6.2	Each Additional Loan or Letter of Credit		63

7.	COVENANTS			63
	7.1	Affirmative Covenants		63
		7.1.1	Preservation of Existence, Etc	63
		7.1.2	Payment of Liabilities, Including Taxes, Etc	64
		7.1.3	Maintenance of Insurance	64
		7.1.4	Maintenance of Properties and Leases	64
		7.1.5	Maintenance of Patents, Trademarks, Etc	64
		7.1.6	Visitation Rights	64
		7.1.7	Keeping of Records and Books of Account	65
		7.1.8	Plans and Benefit Arrangements	65
		7.1.9	Compliance with Laws	65
		7.1.10	Use of Proceeds	65
		7.1.11	Anti-Terrorism Laws	65
		7.1.12	Excess Cash During Preference Period	65
		7.1.13	Collateral Matters	66
	7.2	Negative Covenants		67
		7.2.1	Indebtedness	67
		7.2.2	Liens	67

		7.2.3	Loans and Investments	67
		7.2.4	Liquidations, Mergers, Consolidations, Acquisitions	68
		7.2.5	Dispositions of Assets or Subsidiaries	69
		7.2.6	Restricted Payments; Restricted Investments; Investments in Related Businesses	69
		7.2.7	Subsidiaries, Partnerships and Joint Ventures	70
		7.2.8	Continuation of or Change in Business	70
		7.2.9	Plans and Benefit Arrangements	70
		7.2.10	Borrowing Base	70
		7.2.11	Minimum CTNW	73
		7.2.12	Leverage Ratio	74
		7.2.13	Fixed Charge Coverage Ratio Triggers	74
		7.2.14	Inventory Limits	74
		7.2.15	Fiscal Year	75
		7.2.16	Changes in Subordinated Debt Documents	75
	7.3	Reporting Requirements		75
		7.3.1	Quarterly Financial Statements	75
		7.3.2	Annual Financial Statements	75
		7.3.3	Certificates of the Borrower	76
		7.3.4	Notice of Default	77
		7.3.5	Notice of Litigation	77
		7.3.6	Notice of Change in Debt Rating	77
		7.3.7	Budgets, Forecasts, Other Reports and Information	77
		7.3.8	Notices Regarding Plans and Benefit Arrangements	78

8.	DEFAULT			79
	8.1	Events of Default		79
		8.1.1	Payments Under Loan Documents	79
		8.1.2	Breach of Warranty	79
		8.1.3	Breach of Certain Negative Covenants	79
		8.1.4	Breach of Other Covenants	79
		8.1.5	Defaults in Other Agreements or Indebtedness	79
		8.1.6	Final Judgments or Orders	80
		8.1.7	Loan Document Unenforceable	80
		8.1.8	Uninsured Losses; Proceedings Against Assets	80
		8.1.9	Notice of Lien or Assessment	80
		8.1.10	Insolvency	80
		8.1.11	Events Relating to Plans and Benefit Arrangements	80
		8.1.12	Change of Control	81
		8.1.13	Involuntary Proceedings	81
		8.1.14	Voluntary Proceedings	81
	8.2	Consequences of Event of Default		81
		8.2.1	Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings	81
		8.2.2	Bankruptcy, Insolvency or Reorganization Proceedings	82
		8.2.3	Set-off	82
		8.2.4	Suits, Actions, Proceedings	82
		8.2.5	Application of Proceeds	83
		8.2.6	Other Rights and Remedies	83

9.	THE AGENT			83

	9.1	Appointment		83
	9.2	Delegation of Duties		83
	9.3	Nature of Duties; Independent Credit Investigation		84
	9.4	Actions in Discretion of Agent; Instructions From the Lenders		84
	9.5	Reimbursement and Indemnification of Agent by the Borrower		84
	9.6	Exculpatory Provisions; Limitation of Liability		85
	9.7	Reimbursement and Indemnification of Agent by Lenders		86
	9.8	Reliance by Agent		86
	9.9	Notice of Default		86
	9.10	Notices		86
	9.11	Lenders in Their Individual Capacities; Agents in its Individual Capacity		87
	9.12	Holders of Notes		87
	9.13	Equalization of Lenders		87
	9.14	Successor Agent		87
	9.15	Agent’s Fee		88
	9.16	Availability of Funds		88
	9.17	Calculations		88
	9.18	Beneficiaries		89

10.	MISCELLANEOUS			89
	10.1	Modifications, Amendments or Waivers		89
		10.1.1	Increase of Commitments	89
		10.1.2	Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment; Release of Collateral	89
		10.1.3	Release of Borrower	89
		10.1.4	Miscellaneous	89
	10.2	No Implied Waivers; Cumulative Remedies; Writing Required		90
	10.3	Reimbursement and Indemnification of Lenders by the Borrower; Taxes		90
	10.4	Holidays		91
	10.5	Funding by Branch, Subsidiary or Affiliate		91
		10.5.1	Notional Funding	91
		10.5.2	Actual Funding	91
	10.6	Notices		92
	10.7	Severability		92
	10.8	Governing Law		92
	10.9	Prior Understanding		93
	10.10	Duration; Survival		93
	10.11	Successors and Assigns		93
	10.12	Confidentiality		94
		10.12.1	General	94
		10.12.2	Sharing Information With Affiliates of the Lenders	94
	10.13	Counterparts		95
	10.14	Agent’s or Lender’s Consent		95
	10.15	Exceptions		95
	10.16	CONSENT TO FORUM; WAIVER OF JURY TRIAL		95
	10.17	Certifications From Lenders and Participants		96
		10.17.1	Tax Withholding Clause	96
		10.17.2	USA PATRIOT Act	96
	10.18	Joinder of Guarantors		97
	10.19	Concerning Agent Terms		97
	10.20	Ratification of Notes and Loan Documents and Existing Obligations		97
	10.21	No Reliance on Agent’s Customer Identification Program		97

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)(1)	-	APPLICABLE MARGIN

SCHEDULE 1.1(A)(2)	-	AUTHORIZED OFFICERS AS OF THE CLOSING DATE

SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

SCHEDULE 1.1(C)	-	LISTING OF RESTRICTED SUBSIDIARIES, JOINT VENTURES AND NON-RESTRICTED PERSONS AND CORPORATE OFFICE SUBSIDIARIES

SCHEDULE 1.1(P)	-	EXISTING PERMITTED LIENS

SCHEDULE 2.9.1	-	EXISTING LETTERS OF CREDIT

SCHEDULE 5.1.8	-	MATERIAL EVENTS SINCE OCTOBER 31, 2007

SCHEDULE 5.1.12	-	CONSENTS AND APPROVALS

EXHIBITS

EXHIBIT 1.1(A)	-	ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT 1.1(G)(1)	-	GUARANTY AGREEMENT

EXHIBIT 1.1(G)(2)	-	GUARANTOR JOINDER

EXHIBIT 1.1(M)	-	FORM OF MORTGAGE

EXHIBIT 1.1(P)	-	PLEDGE AGREEMENT

EXHIBIT 1.1(R)	-	REVOLVING CREDIT NOTE

EXHIBIT 1.1(S)(1)	-	SECURITY AGREEMENT

EXHIBIT 1.1(S)(2)	-	SWING LOAN NOTE

EXHIBIT 2.4.1	-	LOAN REQUEST

EXHIBIT 2.4.2	-	SWING LOAN REQUEST

EXHIBIT 7.3.3.1	-	QUARTERLY COMPLIANCE CERTIFICATE

EXHIBIT 7.3.3.2(A)	-	UNSECURED BORROWING BASE CERTIFICATE

EXHIBIT 7.3.3.2(B)	-	SECURED BORROWING BASE CERTIFICATE

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of March 7, 2008, and is made by and among K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Hovnanian” and a “Guarantor”), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

WITNESSETH:

          WHEREAS, the Lenders provided a $1,500,000,000 revolving credit facility to the Borrower pursuant to a Sixth Amended and Restated Credit Agreement dated May 31, 2006 (as heretofore amended, waived, modified, or the like), among the parties hereto (the “Prior Credit Agreement”);

          WHEREAS, the Borrower and the Lenders have agreed that the Prior Credit Agreement be amended and restated as provided herein to, among other things, secure the payment of the Obligations hereunder and reduce the principal amount of the Revolving Credit Commitments;

          WHEREAS, the revolving credit provided hereunder shall be used to refinance existing indebtedness, provide for letters of credit and provide working capital and funds for general corporate purposes;

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. CERTAIN DEFINITIONS

          1.1 Certain Definitions.

          In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

          Acceptable Appraisal shall mean an appraisal commissioned by and addressed to the Agent (reasonably acceptable to the Agent as to form, assumptions, substance, and appraisal date), prepared by a qualified professional appraiser reasonably acceptable to the Agent, and complying in all material respects with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989.

          Additional Mortgaged Collateral shall mean Qualified Real Property as to which the Agent has for the benefit of the Lenders been granted a first priority Lien (subject only to Limited Permitted Liens) in accordance with Section 7.1.13(iv).

          Adjusted Appraised Value shall mean with respect to any real property constituting Mortgaged Collateral as determined for any month end (a) the Appraised Value of such real property based on the most recent Acceptable Appraisal for such real property, less (b) (i) the Appraised Value Equivalent for such real property (calculated as of the most recent previous month end) multiplied (ii) by the cost of homes or lots comprising a portion of such real property that were delivered since the effective date of the most recent Acceptable Appraisal for such real property, plus (c) the amounts that were spent on land development, land or lot purchases, construction costs, or other costs associated with such property and capitalized in the book value of the inventory for such property in accordance with GAAP since the effective date of the most recent Acceptable Appraisal for such real estate, in each case as set forth in the Borrowing Base Certificate and Borrowing Base draft reconciliation statement provided with respect to such month end by Borrower pursuant to Sections 7.3.3.2(a) and (c).

          Adjusted Cash Collateral shall mean with respect to any fiscal quarter the average of the actual amount of cash and cash equivalents on deposit in the Cash Collateral Accounts on the last day of each month during such fiscal quarter (without regard to any limitation thereon or non-recognition thereof as may otherwise be applicable hereunder), and shall not include any L/C Cash Collateral.

          Adjusted Cash Flow from Operations shall mean, as of the last day of any fiscal quarter, the sum of the cash flows from operating activities and cash flows from investing activities, excluding changes in mortgage notes receivable, as reported for such fiscal quarter on Hovnanian’s consolidated statement of cash flows for such quarter provided pursuant to Section 7.3.

          Adjusted Leverage Ratio shall mean the ratio of (a)(i) Homebuilding Indebtedness minus (ii) Adjusted Cash Collateral to (b) Adjusted Tangible Net Worth plus the Deferred Tax Valuation Allowance.

          Adjusted Operating Income shall mean for any period the sum of (i) consolidated net income of Hovnanian for such period, (ii) to the extent deducted in arriving at such net income, consolidated income taxes, consolidated interest expense, Letter of Credit Fees, depreciation, amortization, non-cash valuation charges or adjustments and (iii) cash distributions received by any Loan Party from Non-Restricted Persons during such period. Adjusted Operating Income shall exclude net income or loss of Non-Restricted Persons.

          Adjusted Tangible Net Worth (or ATNW) shall mean as of any date (i) Consolidated Shareholders Equity of Hovnanian as of such date minus, without duplication (ii) (A) Intangibles, (B) the Dollar amount of Restricted Investments, and (C) equity (comprising “cost” according to GAAP minus the amount of debt secured by applicable mortgages) in residential inventory properties purchased with the proceeds of, and secured by, Purchase Money Mortgages as of such date, all as calculated and consolidated in accordance with GAAP.

          Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

          Agent shall mean PNC Bank, National Association, and its successors and assigns, in its capacity as administrative agent for the Lenders hereunder.

          Agent’s Fee shall have the meaning assigned to that term in Section 9.15 [Agent’s Fee].

          Agreement shall mean this Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

          Alternative Secured Borrowing Base shall mean the Secured Borrowing Base except that “65%” in clause (b) of the definition of such term shall be replaced with “50%” for the purposes of the Alternative Secured Borrowing Base.

          Annual Statements shall have the meaning assigned to that term in Section 5.1.8((i) [Historical Statements]).

          Anti-Terrorism Laws shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

          Applicable Letter of Credit Fee Rate shall mean the Applicable Margin under the LIBOR Rate Option less 12.5 basis points.

          Applicable Margin shall mean, as applicable:

          (A) the percentage spread to be added to Base Rate under the Base Rate Option based on the Adjusted Leverage Ratio then in effect according to the Pricing Grid below the heading “Base Rate Margin”,

          (B) the percentage spread to be added to LIBOR Rate under the LIBOR Rate Option based on the Adjusted Leverage Ratio then in effect according to the Pricing Grid below the heading “LIBOR Margin”, and

          (C) the percentage spread to be added to the Index Rate under the Index Rate Option based on the Adjusted Leverage Ratio then in effect according to the Pricing Grid below the heading “Index Rate Margin”.

The Applicable Margin with respect to the Base Rate Option, LIBOR Rate Option, and Index Rate Option shall be determined in accordance with the Pricing Grid set forth on Schedule 1.1(A)(1) for the Base Rate Margin, the LIBOR Margin and Index Rate Margin, respectively.

          Applicable Commitment Fee Rate shall mean the percentage rate per annum based on the Adjusted Leverage Ratio then in effect according to the Pricing Grid below the heading “Commitment Fee.”

          Appraised Value shall mean, with respect to any real estate development or other real property or any portion thereof, the appraised value of such real property or portion thereof set forth in the most-recent Acceptable Appraisal obtained by the Agent pursuant to the terms hereof. The Appraised Value of a portion of a development or other real property, not having been separately subject to an Acceptable Appraisal, shall be calculated based upon the Acceptable Appraisal for such real property and allocated to such portion of such real property by the Borrower based upon a reasonable methodology approved by the Agent, including a methodology (consistent with the definition of Adjusted Appraised Value) to reflect the value of ongoing or completed construction of Dwelling Units and improvements to Land Under Development.

          Appraised Value Equivalent shall mean at any time of determination, with respect to any real property constituting Mortgaged Collateral, the ratio of (a) the Adjusted Appraised Value (or if such Adjusted Appraised Value has not been established, then the Appraised Value) of such real property at such time to (b) the book value of such real property as shown on the most recent balance sheet of Hovnanian or the appropriate Loan Party (such ratio not to exceed 100%), in each case as set forth on the Borrowing Base Certificate provided pursuant to Section 7.3.3.2(a) for such date of determination.

          Assignee Lender shall have the meaning assigned to such term in Section 2.10.2.

          Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Lender, a Transferor Lender and the Agent, as Agent and on behalf of the remaining Lenders, substantially in the form of Exhibit 1.1(A).

          Authorized Officer shall mean those individuals listed on Schedule 1.1(A)(2) or otherwise designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

          Bank of America shall mean Bank of America, N.A.

          Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Open Rate plus 1/2% per annum.

          Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i) [Revolving Credit Base Rate Option].

          Benefit Arrangement shall mean at any time an “employee benefit plan,” within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by the Borrower.

          Borrower shall mean K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

          Borrowing Base shall mean (a) the Unsecured Borrowing Base until the end of the Due Diligence Period, and (b) thereafter, the Secured Borrowing Base.

          Borrowing Base Certificate shall mean the Borrowing Base Certificate (a) until the end of the Due Diligence Period, substantially in the form of Exhibit 7.3.3.2(A), and (b) thereafter, substantially in the form of Exhibit 7.3.3.2(B), in each case duly completed and delivered by the Borrower pursuant to Section 7.3.3.2 [Borrowing Base Certificate].

          Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

          Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche, and (iii) all Loans to which an Index Rate Option applies shall constitute one Borrowing Tranche.

          Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business at the Principal Office or in New York, New York and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

          Capital Stock shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, rights or options to purchase any of the foregoing.

          Capital Stock Retirement shall mean any repurchase, redemption, acquisition or retirement of any Capital Stock of Hovnanian, Borrower, or any Restricted Subsidiary; provided that “Capital Stock Retirement” shall not include the conversion or exchange of any Capital Stock of a Loan Party into another type or class of Capital Stock of the same Loan Party.

          Cash Collateral Account shall mean one or more deposit or securities accounts at or maintained by the Agent or any of the Lenders or any one or more Affiliates of Agent or any of the Lenders in which the Agent holds for the benefit of the Lenders a first priority perfected security interest securing the payment and performance of the Obligations.

          Closing Date shall mean March 7, 2008, which shall be the date hereof.

          Collateral shall mean all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          Collateral Reserves shall have the meaning set forth at the definition of Limited Permitted Liens.

          Commitment shall mean as to any Lender its Revolving Credit Commitment and, in the case of the Agent, its Revolving Credit Commitment and its Swing Loan Commitment; and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Lenders, including the Swing Loan Commitment of the Agent.

          Commitment Fee shall have the meaning assigned to that term in Section 2.3 [Commitment Fees].

          Compliance Certificate shall have the meaning assigned to such term in Section 7.3.3.1 [Certificates of the Borrower].

          Consolidated Shareholders Equity shall mean the consolidated shareholders equity of the Borrower and its Subsidiaries determined in accordance with GAAP, including Qualified Preferred Equity.

          Consolidated Tangible Net Worth (or CTNW) shall mean Consolidated Shareholders Equity, less Intangibles.

          Contamination shall mean the presence or release or threat of release of Regulated Substances in, on, under or emanating to or from any of the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

          Corporate Office Subsidiary shall mean any Subsidiary that owns, as its primary asset, an office building which is occupied, in whole or in part, by Hovnanian or one or more of its Subsidiaries. Any such Corporate Office Subsidiary may be a Restricted Subsidiary or Non-Restricted Person in accordance with the terms of this Agreement. The Corporate Office Subsidiaries as of the date hereof are identified as such on Schedule 1.1(C).

          Debt Rating shall mean the rating of Hovnanian’s senior unsecured long-term debt by each of the Qualified Rating Agencies.

          Default Rate shall have the meaning assigned to that term in Section 3.3.l [Default Rate].

          Deferred Tax Valuation Allowance shall mean the amount recorded by Hovnanian on a consolidated basis, beginning in the fourth fiscal quarter of 2007, as a reserve against deferred tax assets, as a result of the application of FAS 109 in accordance with GAAP. The Deferred Tax Valuation Allowance is equal to $216 million as of October 31, 2007, and will be adjusted (i) to increase in accordance with additional FAS 109 charges incurred each quarter for additional tax losses that the Borrower and Hovnanian expect will reverse as profits are realized in the future, and (ii) to reduce as deferred tax assets previously included in the Deferred Tax Valuation Allowance are recognized pursuant to FAS 109.

          Dividends shall mean any dividend or distribution by a Person in respect of its capital stock or ownership interests, whether in cash, property or securities.

          Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

          Drawing Date shall mean each date that an amount is paid by the Letter of Credit Lender under any Letter of Credit.

          Due Diligence Period shall mean the period commencing on the Closing Date and continuing through the earlier of (i) the date on which Agent confirms in writing to Borrower that the Due Diligence Tasks have been completed with respect to the Initial Mortgaged Collateral as reasonably determined by the Agent, or (ii) May 31, 2008 (as such date may be extended by up to 60 days in the reasonable discretion of Agent so long as Borrower is diligently attempting to complete or assist in the completion of, as the case may be, the Due Diligence Tasks; provided, that in no event shall the Due Diligence Period extend beyond July 31, 2008).

          Due Diligence Tasks shall have the meaning given to such term at Section 7.1.13.

          Dwelling Unit shall mean a residential housing unit held for sale by a Loan Party.

          Environmental Complaint shall mean any written complaint by any Person or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws or under any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

          Environmental Laws shall mean all federal, state, local and foreign Laws and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

          Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          ERISA Group shall mean, at any time, the Borrower and any entity (whether or not incorporated) that is under common control with the Borrower within the meaning of Section 4001 of ERISA, or the Borrower and all other entities which, together with the Borrower, are treated as a single employer under Sections 414 (b) or (c) of the Internal Revenue Code.

          Event of Default shall mean any of the events described in Section 8.1 [Events of Default] and referred to therein as an “Event of Default.”

          Executive Order No. 13224 shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

          Expiration Date shall mean, with respect to the Revolving Credit Commitments, May 31, 2011 as such may be extended pursuant to Section 2.10 [Extension by Lenders of the Expiration Date].

          Extending Lender shall have the meaning assigned to such term in Section 2.10.2 [Approval by 66-2/3% Lenders].

          Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

          Federal Funds Open Rate shall mean the rate per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the “open” rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Agent, as set forth on the applicable Telerate display page; provided, however; that if such day is not a Business Day, the

Federal Funds Open Rate for such day shall be the “open rate” on the immediately preceding Business Day, or if no such rate shall be quoted by a Federal funds broker at such time, such other rate as determined by the Agent in accordance with its usual procedures.

          Fee Letter shall have the meaning assigned to that term in Section 9.15 [Agent’s Fee].

          Financial Projections shall have the meaning assigned to that term in Section 5.1.8((ii)) [Financial Projections].

          Finished Lots and Land Under Development shall mean the Dollar amount of the lower of (i) actual cost (including land costs and capitalized expenses relating thereto) or (ii) the market value (determined in accordance with GAAP)) of any land owned by a Loan Party that has been granted Preliminary Approvals until a time which is the earlier of when (x) it is “Unsold Homes” and (y) it is “Sold Homes”.

          Fitch shall mean Fitch IBCA, Duff & Phelps, a division of Fitch, Inc., and its successors.

          Fixed Charge Coverage Ratio shall mean the ratio, as of any date of determination, of (i) Adjusted Operating Income for the prior four fiscal quarters just ended to (ii) four (4) multiplied by Fixed Charges for the most-recently ended fiscal quarter.

          Fixed Charges shall mean as of the last day of any fiscal quarter the sum, without duplication, of (i) interest cost incurred on all Senior Homebuilding Indebtedness over the past fiscal quarter; (ii) interest cost incurred on the Subordinated Debt over the past fiscal quarter; (iii) 50% of the interest cost incurred on all Purchase Money Mortgages over the past fiscal quarter; (iv) Letter of Credit Fees accrued over the past fiscal quarter; and (v) the interest component of capitalized leases over the past fiscal quarter.

          GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

          Governmental Acts shall have the meaning assigned to that term in Section 2.9.8 [Indemnity].

          Guarantor shall mean each of the parties to the Guaranty Agreement (and designated as a “Guarantor” on Schedule 1.1(C)) and each other Person which joins the Guaranty Agreement as a Guarantor after the date hereof pursuant to Section 10.18 [Joinder of Guarantors]. As of the Closing Date, Hovnanian shall be a Guarantor and all Restricted Subsidiaries other than the Borrower shall be Guarantors.

          Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Guaranty Agreement substantially in the form of Exhibit 1.1(G)(2).

          Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness of any other Person in any manner, whether directly or indirectly.

          Guaranty Agreement shall mean the Amended and Restated Guaranty and Suretyship Agreement dated the Closing Date substantially in the form attached as Exhibit 1.1(G)(1) hereto and executed and delivered by each of the Guarantors to the Agent for the benefit of the Lenders, as supplemented by joinders delivered from time to time in respect of new Guarantors.

          Hedge Agreement shall mean, as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          Hedge Agreement Termination Value shall mean, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out at termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

          Historical Statements shall have the meaning assigned to that term in Section 5.1.8((i)) [Historical Statements].

          Homebuilding Indebtedness shall mean as of any date the sum of (i) Senior Homebuilding Indebtedness as of such date and (ii) Subordinated Debt as of such date.

          Hovnanian shall mean Hovnanian Enterprises, Inc., a Delaware corporation, shares of whose Class A Common Stock are registered pursuant to the Securities Exchange Act of 1934.

          Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) all net obligations under any Hedge Agreement (measured as the Hedge Agreement Termination Value thereof) (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not more than ninety (90) days past due or that are being contested in good faith by appropriate proceedings), if and to the extent any of the foregoing in this item (v) would appear as a liability on the balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, or (vi) any Guaranty of Indebtedness for borrowed money. Indebtedness shall not include Qualified Preferred Equity.

          Index Rate shall mean the rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1%) (a) the Published Rate by (b) a number equal to 1.00 minus the LIBOR Rate Reserve Percentage (“Daily LIBOR”). “Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication determined by Agent). The rate of interest charged shall be adjusted as of each Business Day based on changes in Daily LIBOR without notice to Borrowers, and shall be applicable from the effective date of any such change. If Daily LIBOR applies, all calculations of interest will be computed on the basis of a year of 360 days and paid on the actual number of days elapsed..

          Index Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(iii) [Revolving Credit Index Rate Option].

          Initial Mortgaged Collateral shall have the meaning given such term by Section 7.1.13(iii).

          Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors undertaken under any Law.

          Intangibles shall mean all patents, patent applications, copyrights, trademarks, tradenames, goodwill, organization expenses and other like items of Hovnanian and its Subsidiaries which are treated as intangibles under GAAP.

          Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months if Borrower selects the LIBOR Rate Option. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the LIBOR Rate Option if the Borrower is renewing or converting to the LIBOR Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

          Interest Rate Option shall mean any LIBOR Rate Option, Base Rate Option, or Index Rate Option.

          Interim Additional Mortgaged Collateral shall have the meaning set forth for such term at Section 7.1.13(iv).

          Interim Value shall have the meaning set forth for such term at Section 7.1.13(iv).

          Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

          Investment shall mean any loan or advance to or on behalf of, or purchase, acquisition or ownership of any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other similar investment or interest in, or any capital contribution made to, any other Person.

          Investment in Related Businesses shall have the meaning assigned to such term in Section 7.2.6.

          Joint Ventures shall mean any Person in whom a Loan Party has an ownership interest and which is not a “Subsidiary” as defined in this Agreement. Each of the Joint Ventures as of the Closing Date is listed on Schedule 1.1(C).

          Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

          Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

          L/C Cash Collateral is defined at Section 2.9.11.

          Lenders shall mean the financial institutions listed on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder; and, each of the Lenders is referred to herein as a Lender.

          Letter of Credit shall have the meaning assigned to that term in Section 2.9.1 [Issuance of Letters of Credit].

          Letter of Credit Borrowing shall have the meaning assigned to such term in Section 2.9.3.4 [Disbursements, Reimbursement].

          Letter of Credit Expiration Date means the date that is 364-days after the Expiration Date.

          Letter of Credit Fee shall have the meaning assigned to that term in Section 2.9.2 [Letter of Credit Fees].

          Letter of Credit Lender shall have the meaning assigned to that term in Section 2.9.1 [Issuance of Letters of Credit].

          Letter of Credit Outstandings shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

          Letter of Credit Sublimit shall have the meaning set forth at Section 2.9.1.

          Leverage Ratio shall mean the ratio of (x)(i) Homebuilding Indebtedness minus (ii) Adjusted Cash Collateral to (y) Adjusted Tangible Net Worth.

          LIBOR Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which. Dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which Dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Agent at such time (which determination shall be conclusive absent manifest error), by (ii) a number equal to 1.00 minus the LIBOR Rate Reserve Percentage. The LIBOR Rate may also be expressed by the following formula:

LIBOR Rate =	Average of London interbank offered rates quoted
by Bloomberg or appropriate successor as shown on
Bloomberg Page BBAM1

1.00 - LIBOR Rate Reserve Percentage

The LIBOR Rate and Index Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option or Index Rate Option applies that is outstanding on the effective date of any change in the LIBOR Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          LIBOR Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii) [Revolving Credit LIBOR Rate Option].

          LIBOR Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

          Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          Limited Permitted Liens shall mean:

          (i) Liens for taxes, assessments or other governmental charges not yet payable;

          (ii) Mechanics’, materialmen’s, warehousemen’s, carriers’ or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period longer than 30 days;

          (iii) The following Liens set forth in (I) through (IV) below so long as (a) the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted and any levy or execution thereon shall have been stayed and continue to be stayed, (b) any final judgment with respect thereto is discharged within thirty (30) days of entry, (c) such Liens do not in the aggregate materially impair the ability of the Loan Parties to perform their Obligations hereunder or under the other Loan Documents, and (d) adequate reserves have been established with respect to all such Liens in accordance with GAAP:

                              I. Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided the applicable Loan Party pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                              II. Claims, Liens or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process, prior to adjudication of a dispute on the merits thereof (except to the extent such attachment constitutes an Event of Default under Section 8.1.8);

                              III. Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; and

                              IV. Liens resulting from final judgments or orders described in Section 8.1.6 (to the extent that any such judgments or orders and related Liens do not constitute an Event of Default under Section 8.1.6);

The sum of the reserves established, if any, with respect to (I), (II), (III) and (IV) above in accordance with GAAP as to the Mortgaged Collateral shall be referred to as the “Collateral Reserves”;

          (iv) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property or Liens that are exceptions to coverage in the title policies referred to in clause (c) of the definition of Mortgage Condition, none of the foregoing of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

          (v) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien; and

          (vi) Any PAPA, so long as (x) the purchase contract related thereto is on market terms, (y) no default exists with respect to such purchase contract, and (z) as to any PAPA relating to Mortgaged Collateral, the terms of the purchase contract related thereto as of the date such real estate becomes Collateral do not change and no additional assets become subject to such purchase contract (unless such new assets become Additional Mortgaged Collateral).

          Liquidity shall mean at any time without duplication (a) the amount of cash and cash equivalents in Cash Collateral Accounts plus (b) the amount by which (i) the lesser of the Borrowing Base and the Revolving Credit Commitments at such time exceeds (ii) the Revolving Facility Usage at such time.

          LLC Interests shall have the meaning assigned to such term in Section 5.1.2 [Subsidiaries].

          Loan Documents shall mean this Agreement, the Fee Letter, the Notes, the Guaranty Agreement, the Security Documents, environmental indemnity agreement, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

          Loan Parties shall mean the Borrower and the Guarantors.

          Loan Request shall have the meaning assigned to that term in Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests].

          Loans shall mean collectively all Revolving Credit Loans and Swing Loans and Loan shall mean separately, any Revolving Credit Loan or Swing Loan.

          Majority Lenders shall mean

                    (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Lenders whose Commitments (excluding the Swing Loan Commitments) aggregate more than 50% of the Revolving Credit Commitments of all of the Lenders, or

                    (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Lender or group of Lenders if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Lenders then outstanding aggregates more than 50% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Lender if such Lender has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Lender to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

          Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or business prospects of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their material Indebtedness for borrowed money, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement, the Notes, any Security Document or the Guaranty Agreement.

          Month, with respect to an Interest Period under the LIBOR Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

          Moody’s shall mean Moody’s Investors Service, Inc. and its successors.

          Mortgage shall mean any mortgage, deed of trust or similar instrument (including any spreader, amendment, restatement or similar modification of any Mortgage) made by any Loan Party in favor of the Agent or for the benefit of the Agent, for the benefit of the Lenders, in form and substance reasonably satisfactory to the Agent and substantially in the form of Exhibit 1.1(M).

          Mortgage Condition shall mean, as to any Qualified Real Property (a) the Agent shall have received a first priority Mortgage (subject only to Limited Permitted Liens) with respect to such property encumbered by such Mortgage, executed and delivered by the Loan Party which owns such property, (b) to the extent reasonably requested by the Agent, the Agent shall have received, and the title insurance company issuing the policy referred to in clause (c) below (the “Title Insurance Company”) shall have received, maps or plats or an as-built survey of the sites of the Mortgaged Collateral either certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Agent and the Title Insurance Company or otherwise reasonably acceptable to the Title Insurance Company so as to enable the Title Insurance Company to remove any survey exception from the policy referred to in clause (c) below and issue customary survey-dependent endorsements, (c) to the extent reasonably requested by the Agent, the Agent shall have received in respect of each such property a mortgagee’s title insurance policy (or policies) or a marked up binder for such insurance (with the title insurance policy to follow) in an amount reasonably acceptable to the Borrower and Agent with respect to such property, in each case in form and substance reasonably satisfactory to the Agent, (d) the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of each such policy referred to in clause (c) above, all charges for mortgage recording assessments, taxes and the like, and all related expenses, if any, have been paid, (e) if such property is in a flood zone as determined in accordance with applicable Law, the Agent shall have received (A) a policy of flood insurance that (1) covers any parcel of improved real property that is encumbered by any Mortgage and (2) provides coverage in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage that is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (B) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board or comparable applicable regulations of any other financial institution federal regulator, (f) the Agent shall have received a copy of substantially all recorded documents referred to, or listed as exceptions to title in, the policy or policies referred to in clause (c) above and a copy of substantially all other material documents affecting the Mortgaged Collateral, (g) the Agent shall have received evidence that counterparts of such Mortgages have been filed in the offices that the Agent may reasonably deem necessary or desirable in order to create a valid Lien on the property described therein in favor of the Agent and evidence that all other actions that the Agent may reasonably deem necessary in order to create valid and perfected first priority Liens on the Mortgaged Collateral (including the fixtures related thereto) has been taken, subject only to Limited Permitted Liens, and (h) the Agent shall have received an opinion addressed to the Agent and the Lenders of local counsel to the Loan Parties in each state in which any Qualified Real Property is located with respect such customary matters as the Agent shall reasonably request, together with an opinion of in-house counsel to Hovnanian with respect to the authorization and due execution of the Mortgages, in each case in form and substance reasonably satisfactory to the Agent.

          Mortgaged Collateral shall mean both the Initial Mortgaged Collateral and the Additional Mortgaged Collateral.

          Multiemployer Plan shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

          Net Cash Proceeds shall mean in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, (a) the gross cash proceeds received from such issuance or incurrence, less (b) customary attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and reasonable expenses actually incurred in connection therewith.

          Non-approving Lender shall have the meaning assigned to such term in Section 2.10.2 [Approval by 66-2/3% Lenders].

          Non-Restricted Person shall mean any (i) Joint Venture and (ii) Subsidiary of Hovnanian which is not a Restricted Subsidiary. Each of the Non-Restricted Persons as of the Closing Date is listed on Schedule 1.1(C).

          Notes shall mean the Revolving Credit Notes and the Swing Note.

          Notices shall have the meaning assigned to that term in Section 10.6 [Notices].

          Obligation shall mean any obligation, indebtedness or liability of any of the Loan Parties to the Agent or any of the Lenders or any Affiliate of any Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, any Notes, the Guaranty Agreement, the Letters of Credit, the Fee Letter or any other Loan Document.

          Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          Operating Cash Flow Coverage Ratio shall mean the ratio, as of any date of determination, of (i) Adjusted Cash Flow from Operations plus Fixed Charges, in each case for the prior four fiscal quarters just ended to (ii) four (4) multiplied by Fixed Charges for the most-recently ended fiscal quarter.

          Over Limit Allocation shall mean (a) $100,000,000 plus (b) the aggregate amount of inventory impairment losses and land option write-offs during the fiscal quarters ending January, 2008, and April, 2008, shown on the consolidated income statement of Hovnanian for such fiscal quarters provided pursuant to Section 7.3.1; provided, however, that in no event shall the Over Limit Allocation exceed $200,000,000 at any time.

          PAPA shall mean an arrangement, other than with an Affiliate of any Loan Party, by which Liens are granted in conjunction with purchase contracts for the purchase of real estate and which secure future payments due to the sellers of such real estate at the time of the sale of homes constructed on such real estate and which payments are contingent on the sale price of such homes, such arrangements may include (A) adjustments to the land purchase price, (B) profit participations, (C) community marketing fees and community enhancement fees, and (D) reimbursable costs paid by the land developer.

          Participation Advance shall mean, with respect to any Lender, such Lender’s payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.9.4 [Repayment of Participation Advances].

          Partnership Interests shall have the meaning assigned to such term in Section 5.1.2. [Subsidiaries].

          PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

          Permitted Acquisitions shall have the meaning assigned to such term in Section 7.2.4 [Liquidations, Mergers, Consolidations, Acquisitions].

          Permitted Investments shall mean a Loan Party’s Investment in:

          (a) (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any Lender or any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or P-1 by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase;

                    (ii) investment grade commercial paper or debt or commercial paper issued by a Lender or a bank holding company of a Lender having a maturity date of one year or less from the date of purchase; and

                    (iii) funds holding assets primarily consisting of those described in clause (i) and (ii) hereof;

          (b) loans or advances to employees of a Loan Party in the ordinary course of business;

          (c) any Person that is or concurrently becomes a Loan Party;

          (d) purchase money notes not exceeding $25,000,000 principal amount in the aggregate received incident to sales of property by a Restricted Subsidiary;

          (e) trade credit extended on usual and customary terms in the ordinary course of business;

          (f) loans to officers and directors to the extent permitted by Section 7.2.6.2 [Restricted Payments; Restricted Investments; Investments in Related Businesses];

          (g) marketable securities costing at the time of purchase no more than $3,000,000 in the aggregate of any one or more residential real estate developers and which are registered under the Securities Exchange Act of 1934;

          (h) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts or disputes with or judgments against, contractors, suppliers or customers, in each case in the ordinary course of business; and

          (i) other Investments not in excess of $50,000,000 in the aggregate.

          Permitted Liens shall mean:

          (i) Limited Permitted Liens;

          (ii) Pledges or deposits made in the ordinary course of business to secure payment of workers’ compensation, or to participate in any fund in connection with workers’ compensation, unemployment insurance, old-age pensions or other social security programs, provided they do not in the aggregate materially impair the ability of the Loan Parties to perform the Obligations;

          (iii) Liens incurred, or pledges or deposits made, in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business, provided they do not in the aggregate materially impair the ability of the Loan Parties to perform the Obligations;

          (iv) Liens, security interests and mortgages in favor of the Agent for the benefit of the Lenders;

          (v) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases not prohibited by this Agreement securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

          (vi) (A) Purchase Money Mortgages, provided that the aggregate principal amount of Indebtedness secured by Purchase Money Mortgages that are recourse to a Loan Party does not exceed $20,000,000, (B) Purchase Money Security Interests and (C) Liens on the real property owned by Hovnanian or a Corporate Office Subsidiary and occupied primarily by employees of Hovnanian or its subsidiaries, including Liens on the real property which serves as Hovnanian’s headquarters in Red Bank, New Jersey;

          (vii) Liens arising under applicable Law (as opposed to consensual Liens granted by contract), or confirmations or acknowledgments thereof, created in the ordinary course of business in favor of banks or other financial institutions over credit balances in any bank account at such bank or financial institution; and

          (viii) Other Liens securing obligations not in excess of $25,000,000 in the aggregate.

          Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

          Plan shall mean at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code in respect of which the Borrower or any member of the ERISA Group is an “employer” as defined in Section 3(5) of ERISA.

          Pledge Agreement shall mean that pledge agreement substantially in the form of Exhibit 1.1(P) given by the Loan Parties in favor of the Agent for the benefit of the Lenders.

          PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

          Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Agent or the Required Lenders, or any combination of the foregoing, would constitute an Event of Default.

          Preference Period shall mean (i) as to the Initial Mortgaged Collateral, the period ending on the earlier of (x) July 31, 2008, as such date may be extended in the Agent’s reasonable judgment for each day that the Agent extends the Due Diligence Period, and (y) 91 days after Mortgages with respect to real property of the Loan Parties representing 90% of the book value of the Proposed Initial Mortgage Collateral have been executed and delivered pursuant to Section 7.1.13(ii) and have been recorded in the appropriate jurisdiction, as confirmed in writing by Agent to Borrower, and (ii) as to any other Collateral, 91 days after the Agent on behalf of the Lenders has perfected the Liens against such Collateral.

          Preliminary Approvals shall mean the following: (i) in New Jersey, as defined in the Municipal Land Use Law (N.J.S.A. 40:55D-1 et seq.) and (ii) for states other than New Jersey, a point in time equivalent thereto.

          Pricing Grid shall mean the pricing grid on Schedule 1.1(A)(1).

          Principal Office shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania or such other location so designated by the Agent.

          Prior Credit Agreement shall have the meaning assigned to such term in the preamble to this Agreement.

          Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

          Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

          Proposed Initial Mortgaged Collateral shall have the meaning specified in Section 7.1.13.

          Purchase Money Mortgage shall mean any mortgage on real property granted to secure Indebtedness of any Loan Party.

          Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property and excluding Purchase Money Mortgages.

          Purchasing Lender shall mean a Lender which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

          Qualified Preferred Equity shall mean preferred equity issued by Hovnanian or any wholly-owned subsidiary thereof provided that each of the following conditions is met: (i) the total book value thereof shall not at any time exceed $500,000,000, (ii) the term thereof shall be greater than 10 years and such Qualified Preferred Equity shall not contain any mandatory redemption provisions, put rights in favor of the holders thereof, or any provisions that may obligate the issuer to repurchase any or all of such Qualified Preferred Equity prior to the date that is 10 years after the Expiration Date, and (iii) the Borrower shall have disclosed to the Agent the terms of such Qualified Preferred Equity prior to the issuance thereof.

          Qualified Rating Agency shall mean Moody’s, Standard & Poor’s or Fitch.

          Qualified Real Property shall mean, with respect to any Loan Party, all real property that is owned solely by such Person which is in Mortgage Condition and for which (a) the Agent shall have received an Acceptable Appraisal (the fees and expenses associated with such Acceptable Appraisal to be paid by the Borrower in accordance with the terms of this Agreement), (b) the Agent shall be satisfied that all actions necessary in order to create a perfected first priority Lien on such real property (subject only to Limited Permitted Liens) have been taken, including, the filing and recording of a Mortgage with respect to such real property, (c) the Agent shall have received an environmental assessment report, in form and substance reasonably satisfactory to the Agent from an environmental consulting firm reasonably satisfactory to the Agent, and (d) such real property and all improvements thereon are covered by such insurance as is required by Section 7.1.3, and Agent on behalf of the Lenders is subject to the benefits of such insurance in a manner reasonably satisfactory to Agent.

          Ratable Share shall mean so long as any Commitments are outstanding the proportion that a Lender’s Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitment) of all of the Lenders and after all Commitments have been terminated, the proportion that a Lender’s Revolving Credit Loans outstanding bears to all Revolving Credit Loans outstanding of all of the Lenders.

          Regulated Substances shall mean any substance, material or waste defined under Environmental Laws as a “hazardous substance,” “pollutant,” “pollution,” “contaminant,” “hazardous or toxic substance,” “extremely hazardous substance,” “toxic chemical,” “toxic substance,” “toxic waste,” “hazardous waste,”

“special handling waste,” “industrial waste,” “residual waste,” “solid waste,” “municipal waste,” “mixed waste,” “infectious waste,” “chemotherapeutic waste,” “medical waste,” or “regulated substance” or any other material, substance or waste which otherwise is regulated by Environmental Laws.

          Regulation U shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

          Reimbursement Obligation shall mean the obligation of the Borrower to reimburse a Letter of Credit Lender for draws under a Letter of Credit issued by such Lender under this Agreement, except to the extent such obligation is represented by a Revolving Credit Loan.

          Related Businesses shall mean business activities incidental, complementary, or related to the homebuilding business.

          Reportable Event shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan other than those events as to which the 30-day notice is waived under the PBGC regulations.

          Required Lenders shall mean

          (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Lenders whose Commitments (excluding the Swing Loan Commitments) aggregate at least 66 2/3% of the Revolving Credit Commitments of all of the Lenders, or

          (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Lender or group of Lenders if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Lenders then outstanding aggregates at least 66 2/3% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Lender if such Lender has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Lender to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

          Required Environmental Permits shall mean all permits, licenses, bonds, consents, programs, approvals or authorizations required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required by Environmental Law for the operations and business activities of the Loan Parties.

          Required Share shall have the meaning assigned to such term in Section 4.8 [Settlement Date Procedures].

          Restricted Investment shall mean a Loan Party’s Subsidiary Investment in any Non-Restricted Person.

          Restricted Payments shall mean

          (i) Dividends and Capital Stock Retirement payments after January 31, 2008, by Hovnanian or otherwise to the shareholders of Hovnanian; and

          (ii) Payments (whether in the form of principal payments, note repurchases or similar items) to the holder of Subordinated Debt made on or after January 31, 2008; provided, however, with respect to this item (ii), a refinancing of the Subordinated Debt to the extent consisting of the repayment of the Subordinated Debt and the incurring of new “Subordinated Debt” or the permanent repayment of Subordinated Debt with the net proceeds of the issuance or sale of equity, including Qualified Preferred Equity, within 60 days of such repayment shall not constitute a “Restricted Payment”; and

          (iii) Any payments by Hovnanian or its Subsidiaries in respect of Qualified Preferred Equity.

          Restricted Subsidiaries shall mean any Subsidiary that has not been designated a Non-Restricted Person as of the Closing Date or in accordance with Section 2.11 [Designation of Subsidiaries and Release of Guarantors]. Each of the Restricted Subsidiaries as of the Closing Date is listed on Schedule 1.1(C).

          Revolving Credit Commitment shall mean, as to any Lender at any time, the amount set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans” or on Schedule I to the Assignment and Assumption Agreement pursuant to which such Lender became a party hereto, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders, as such amounts my be reduced in accordance with the terms hereof.

          Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or 2.9.3 [Disbursements, Reimbursement].

          Revolving Credit Note shall mean any Revolving Credit Note of the Borrower substantially in the form of Exhibit 1.1(R), issued by the Borrower payable to the order of each Lender (unless a Lender requests that the Borrower not issue a Note to such Lender) in a face amount equal to such Lender’s Revolving Credit Commitment pursuant to Section 4.7 [Notes] evidencing the Revolving Credit Loans to such Lender, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding, Swing Loans outstanding and the Letter of Credit Outstandings.

          SEC shall mean the Securities and Exchange Commission or any governmental agencies substituted therefor.

          Secured Borrowing Base shall mean, at any time, the Dollar amount equal to the sum of the following items, each owned free and clear of all Liens (except Limited Permitted Liens) by the Borrower, Hovnanian or a Restricted Subsidiary:

(a)

100% of cash and cash equivalents maintained in the Cash Collateral Account (provided that the maximum aggregate amount of all such cash and cash equivalents in Cash Collateral Accounts that may receive credit in the Secured Borrowing Base shall be $300,000,000 unless only Letters of Credit are outstanding under this Agreement and no principal amount is outstanding hereunder);

(b)	65% of the aggregate Adjusted Appraised Value of the Mortgaged Collateral, less the amount by which the Collateral Reserves exceeds $25,000,000; and

(c)	the Interim Value of any Interim Additional Mortgaged Collateral

provided however that the Secured Borrowing Base shall exclude in all events the Dollar amount of

(i)	property located outside of the United States of America;

(ii)	Unentitled Land; and

(iii)	any residential or commercial property owned by Hovnanian or any Subsidiary which is leased or held for purposes of leasing primarily to unaffiliated third parties.

and provided further that notwithstanding anything to the contrary herein:

(A)

Not more than 40% of the aggregate Adjusted Appraised Value of the Mortgaged Collateral in the Secured Borrowing Base shall be comprised of assets located in either California or New Jersey, and not more than 20% of the aggregate Adjusted Appraised Value of the Mortgaged Collateral in the Secured Borrowing Base shall be comprised of assets located in any other single state;

(B)	The aggregate book value of Finished Lots and Land Under Development shall not exceed 40% of the aggregate book value of all Mortgaged Collateral in the Secured Borrowing Base; and

(C)	The aggregate book value of Unsold Homes shall not exceed 40% of the aggregate book value of that portion of the Secured Borrowing Base which is comprised of all Sold Homes and Unsold Homes.

The determination of the Agent in respect of the Secured Borrowing Base shall be conclusive absent manifest error.

          Security Agreement shall mean that security agreement substantially in the form of Exhibit 1.1(S)(1) given by the Loan Parties in favor of the Agent for the benefit of the Lenders.

          Security Documents shall mean the collective reference to the Security Agreement, the Pledge Agreement, the Mortgages, and all other documents hereafter delivered to the Agent granting or perfecting a Lien on any property of any Person to secure any Obligation.

          Senior Homebuilding Indebtedness shall mean the sum (without duplication) of (a) outstanding principal amount of the Obligations, (b) letters of credit (whether or not issued under this Agreement), (c) Guaranties by any Loan Party of any obligation of any Person which is not a Restricted Subsidiary or Hovnanian, (d) Senior Notes, (e) surety bonds (or similar products) issued by bonding companies in lieu of cash payments or cash deposits on contracts for any Loan Party to acquire land inventory in respect of which a Loan Party is obligated and (f) other Indebtedness of Hovnanian or a Restricted Subsidiary which is permitted under this Agreement; provided however, that “Senior Homebuilding Indebtedness” shall not include (i) debt secured by Purchase Money Security Interests and non-recourse Purchase Money Mortgages and (ii) Subordinated Debt.

          Senior Notes shall mean the (i) $100,000,000 principal amount 8.0% Senior Notes of the Borrower due April 2012 and guaranteed by Hovnanian; (ii) $215,000,000 principal amount 6.50% Senior Notes of the Borrower due January 2014 and guaranteed by Hovnanian; (iii) $150,000,000 principal amount 6.375% Senior Notes of the Borrower due 2014 and guaranteed by Hovnanian; (iv) $300,000,000 7.5% Senior Notes due May, 2016, (v) $200,000,000 6.25% Senior Notes due January, 2015, (vi) $300,000,000 6.25% Senior Notes due January, 2016, (vii) $250,000,000 principal amount 8.625% Senior Notes due 2017, and (viii) other notes sold or guaranteed by Hovnanian or the Borrower from time to time after the Closing Date on terms not materially less favorable to the Lenders (as determined by the Agent) as those described in clauses (i) through (vii) above.

          Settlement Date shall mean the date selected from time to time by the Agent (after consulting the Borrower) on which the Agent elects to effect settlement pursuant to Section 4.8 [Settlement Date Procedures].

          Sold Homes shall mean the Dollar amount of the capitalized construction costs of any Dwelling Unit upon which a third party purchaser has paid a cash deposit pursuant to an enforceable agreement of sale. Such cost shall include the proportional costs of the land under the Dwelling Unit, site improvements and soft costs incurred to date.

          Sold Dwelling Units shall mean the number of Dwelling Units owned by a Loan Party comprising from time to time “Sold Homes”.

          Solvent shall mean, when used with respect to any Person as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. The amount of any contingent claim at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured claim.

          Standard & Poor’s shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

          Subordinated Debt shall mean (i) the $150,000,000 principal amount 8.875% Senior Subordinated Notes due in April 2012; (ii) the $150,000,000 principal amount 7.75% Senior Subordinated Notes due in 2013; (iii) $100,000,000 principal amount 6.0% Senior Subordinated Notes due in January 2010, and (iv) any other unsecured indebtedness of the Borrower, Hovnanian, or any other Loan Party which is subordinated by its terms to the prior payment in full of the Obligations evidenced by this Agreement, the Notes and the Letters of Credit, as may be outstanding from time to time, in a manner no less favorable to the Lenders in any material respect than the terms of the Subordinated Debt described in clause (i) above and which contain covenants that are not materially less favorable to Hovnanian, the

Borrower or any other Loan Party than those contained in the Subordinated Debt described in clause (i) above.

          Subsidiary of any Person at any time, shall mean a corporation, partnership, limited liability company or other entity (i) whose assets and liabilities are consolidated with Hovnanian in accordance with GAAP (except for joint ventures or similar arrangements which would not be considered “Subsidiaries” of a Loan Party but for the application of FASB Interpretation No. 46 regarding consolidation issued by the Financial Accounting Standards Board (FASB) in January, 2003) and (ii) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency which has not occurred) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Hovnanian.

          Subsidiary Investment shall mean with respect to any Subsidiary or Joint Venture the sum of (i) loans to such Person by Hovnanian or a Restricted Subsidiary and (ii) Hovnanian’s or a Restricted Subsidiary’s share of equity in such Person.

          Subsidiary Shares shall have the meaning assigned to that term in Section 5.1.2 [Subsidiaries].

          Swing Loan Commitment shall mean PNC Bank’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof in an aggregate principal amount of up to $30,000,000.

          Swing Loan Note shall mean the Swing Loan Note of the Borrower substantially in the form of Exhibit 1.1(S)(2) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

          Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.4.2 [ Swing Loan Requests] hereof.

          Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof.

          Transferor Lender shall mean the selling Lender pursuant to an Assignment and Assumption Agreement.

          Unentitled Land shall mean the Dollar value of land owned by a Loan Party which has not been granted Preliminary Approvals for residential development, calculated at the lower of (i) the actual cost (including land costs and capital expenses relating thereto) or (ii) the market value (as determined in accordance with GAAP) thereof.

          Unsecured Borrowing Base shall mean at any time, the Dollar amount equal to the sum of the following items, each owned free and clear of all Liens (except Limited Permitted Liens and those Permitted Liens described in clauses (ii), (iii), (iv), and (vii) of the definition of Permitted Liens) by the Borrower, Hovnanian or a Restricted Subsidiary:

(a)

100% of cash and cash equivalents maintained in Cash Collateral Accounts (provided that the maximum amount of all such cash and cash equivalents in Cash Collateral Accounts that may receive credit in the Unsecured Borrowing Base shall be $300,000,000 unless only Letters of Credit are outstanding under this Agreement and no principal amount is outstanding hereunder);

(b)	95% of Sold Homes;

(c)	85% of Unsold Homes;

(d)	60% of Finished Lots and Land Under Development; and

(e)	the Over Limit Allocation;

provided however that the Unsecured Borrowing Base shall exclude in all events the Dollar amount of

(i)	property located outside of the United States of America;

(ii)	Unentitled Land;

(iii)	any residential or commercial property owned by Hovnanian or any Subsidiary which is leased or held for purposes of leasing primarily to unaffiliated third parties; and

(iv)	properties subject to any Purchase Money Mortgage.

The determination of the Agent in respect of the Unsecured Borrowing Base shall be conclusive absent manifest error.

          Unsold Dwelling Units shall mean the number of Dwelling Units owned by a Loan Party comprising from time to time “Unsold Homes”.

          Unsold Homes shall mean the Dollar amount of capitalized construction costs of any Dwelling Unit being built by a Loan Party for which the construction of slab (or foundation) has been completed and upon which no cash deposit has been paid pursuant to an enforceable agreement of sale. Such Dollar amount shall include the proportional costs of the land under the Dwelling Unit, site improvements and soft costs actually incurred to date.

          USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

          1.2 Construction.

          Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                    1.2.1 Number; Inclusion.

                    references to the plural include the singular, the plural, the part and the whole; “or” has the inclusive meaning represented by the phrase “and/or,” and “including” has the meaning represented by the phrase “including without limitation”;

                    1.2.2 Determination.

                    references to “determination” of or by the Agent or the Lenders shall be deemed to include good-faith estimates by the Agent or the Lenders (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Lenders (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                    1.2.3 Agent’s Discretion and Consent.

                    whenever the Agent or the Lenders are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                    1.2.4 Documents Taken as a Whole.

                    the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                    1.2.5 Headings.

                    the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                    1.2.6 Implied References to this Agreement.

                    article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                    1.2.7 Persons.

                    reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                    1.2.8 Modifications to Documents.

                    reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                    1.2.9 From, To and Through.

                    relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; and

                    1.2.10 Shall; Will.

                    references to “shall” and “will” are intended to have the same meaning.

          1.3 Accounting Principles.

          Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 [Negative Covenants] shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.8((i)) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 [Negative Covenants] based upon the Loan Parties’ regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Loan Parties’ financial statements at that time.

                    2. REVOLVING CREDIT AND SWING LOAN FACILITIES

          2.1 Revolving Credit Commitments.

                    2.1.1 Revolving Credit Loans.

                    Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan (a) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Outstandings and its Ratable Share of the outstanding Swing Loans and (b) Revolving Facility Usage shall not exceed the lesser of the Revolving Credit Commitments and the Borrowing Base at such time. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1. Revolving Credit Loans, as defined in and outstanding under the Prior Credit Agreement, are hereby deemed to be Revolving Credit Loans hereunder.

                    The Borrower promises to repay the aggregate outstanding principal amount of the Revolving Credit Loans in full on the Expiration Date and to discharge and fulfill when required all other of the Obligations.

                    2.1.2 Swing Loan Commitment.

                    Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, PNC Bank shall make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of the Swing Loan Commitment. The Swing Loan Commitment is a sublimit of the Revolving Credit Commitments and after giving effect to any Swing Loan: (a) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments of all the Lenders, and (b) the Borrower shall be in compliance with the covenant contained in the first sentence of Section 7.2.10 [Borrowing Base]. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2. Swing Loans shall, at the option of PNC Bank after consultation with the Borrower, be repaid by the proceeds of a Revolving Credit Loan deemed to have been made for such purpose pursuant to Section 2.8 [Borrowings to Repay Swing Loans] and shall be subject to the provisions of Section 4.8 [Settlement Date Procedures].

                    2.1.3 Reduction of Commitment.

                    (i) Voluntary. The Borrower shall have the right at any time after the Closing Date (i) upon five (5) days’ prior written notice to the Agent to permanently reduce (ratably among the Lenders in proportion to their Ratable Shares) the Revolving Credit Commitments, in a minimum amount of $500,000 and whole multiples of $100,000 (provided that in no event shall the aggregate Revolving Credit Commitments be voluntarily reduced at any time to an amount which is less than the Letter of Credit Outstandings) or (ii) at any time upon prepayment in full of the Obligations, terminate completely the Commitments, without penalty or premium except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 4.6.2 [Indemnity] hereof), to the extent that the aggregate amount thereof then outstanding exceeds the Commitments as so reduced or terminated. Any notice to reduce the Revolving Credit Commitments under this Section 2.1. shall be irrevocable.

                    (ii) Other. Notwithstanding any other provision hereof (including Sections 4.5.3, 7.2.11, 7.2.12, or 7.2.13), in no event shall the Commitments be reduced at any time to an amount less than the amount of the Letter of Credit Outstandings at such time. In the event that any provision hereof would otherwise require the Commitments to be reduced to an amount less than the Letter of Credit Outstandings: (a) no new Loans shall be made, (b) no new Letters of Credit shall be issued, (c) the Commitments shall immediately be reduced to an amount equal to the amount of Letter of Credit Outstandings at such time, and (d) thereafter, the Commitments shall reduce to the otherwise required level on a dollar for dollar basis as and when the Letter of Credit Outstandings are reduced from time to time.

          2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.

          Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings minus its Ratable Share of Swing Loans outstanding. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

          2.3 Commitment Fees.

          Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Agent for the account of each Lender, as consideration for such Lender’s Revolving Credit Commitment hereunder, a nonrefundable unused fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Lender’s Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Lender’s Revolving Credit Loans outstanding (plus, in the case of PNC Bank, its Swing Loans outstanding) plus its Ratable Share of

Letter of Credit Outstandings. All Commitment Fees shall be payable quarterly in arrears on the fifteenth (15) day of each calendar quarter (for the calendar quarter most recently ended) after the date hereof and on the Expiration Date or upon acceleration of the Obligations.

          2.4 Revolving Credit Loan Requests; Swing Loan Requests.

                    2.4.1 Revolving Credit Loan Requests.

                    Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request that the Lenders make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or pursuant to Section 3.2 [Interest Periods], by delivering to the Agent, not later than 11:00 a.m., Eastern time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Loans; and (ii) on the day of either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option or Index Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option or Index Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone promptly confirmed in writing by letter or facsimile in such form (each, a “Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $2,500,000 for each Borrowing Tranche to which the LIBOR Rate Option applies and which shall be in integral multiples of $100,000 and not less than $500,000 for Borrowing Tranches to which the Base Rate Option or Index Rate Option applies; (iii) whether the LIBOR Rate Option, Base Rate Option, or Index Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the LIBOR Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

                    2.4.2 Swing Loan Requests.

                    Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request that PNC Bank make Swing Loans by delivery to PNC Bank not later than 2:00 p.m. Eastern time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone promptly confirmed in writing by letter or facsimile (each, a “Swing Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be not less than $100,000.

          2.5 Making Revolving Credit Loans and Swing Loans.

                    2.5.1 Generally.

                    The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.4.1 [Revolving Credit Loan Requests], but not later than 12:00 noon, Eastern time, notify the Lenders of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Lenders of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.2

[Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 6.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:30 p.m., Eastern time, on the applicable Borrowing Date, provided that if any Lender fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 9.16 [Availability of Funds].

                    2.5.2 Making Swing Loans.

                    Subject to the other provisions of this Agreement, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.4.2 [Swing Loan Requests], fund such Swing Loan to the Borrower in Dollars and immediately available funds at the Principal Office as soon as reasonably practicable after receipt by PNC Bank of said Swing Loan Request but in any event by the close of business on the same Business Day.

          2.6 Swing Loan Note.

          The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall, if requested by PNC Bank, be evidenced by the Swing Loan Note dated the Closing Date payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment.

          2.7 Use of Proceeds.

          The proceeds of the Revolving Credit Loans shall be used to refinance existing indebtedness and provide for Letters of Credit and provide working capital and funds for general corporate purpose for the Borrower, Hovnanian and the Restricted Subsidiaries, all in accordance with Section 7.1.10 [Use of Proceeds].

          2.8 Borrowings to Repay Swing Loans.

          PNC Bank may, at its option, and upon consultation with the Borrower, exercisable at any time for any reason whatsoever, demand that each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans made in accordance with Section 2.5.2 [Making Swing Loans], plus, if PNC Bank so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letter of Credit Outstandings minus its Ratable Share of Swing Loans outstanding. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 [Revolving Credit Loan Requests] without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.8 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.4.1 [Revolving Credit Loan Requests] or Section 6.2 [Each Additional Loan or Letter of Credit] are then satisfied) by the time PNC Bank so requests, which shall not be earlier than three o’clock (3:00) p.m. Eastern time on the Business Day next after the date the Lenders receive such notice from PNC Bank.

          2.9 Letter of Credit Subfacility.

                    2.9.1 Issuance of Letters of Credit.

                    The Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party by the Agent or any Lender which issues a Letter of Credit hereunder (such Lender, with respect to the issuance of the Letter of Credit so requested by the Borrower, being a “Letter of Credit Lender”) by delivering to the Agent and the Letter of Credit Lender a completed application and agreement for letters of credit in such form as the Letter of Credit Lender and the Agent may specify from time to time by no later than 10:00 a.m., Eastern time, at least three (3) Business Days, or such shorter period as may be agreed to by the Letter of Credit Lender, in advance of the proposed date of issuance. Each letter of credit issued by any Lender and described on Schedule 2.9.1 shall be deemed to be a “Letter of Credit” hereunder as of the Closing Date. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Letter of Credit Lender will issue a Letter of Credit, unless such Letter of Credit Lender has received written notice from the Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 6.2 shall not be satisfied. Each Letter of Credit shall have a maximum stated maturity of no later than the Letter of Credit Expiration Date. For purposes of this subsection, “stated maturity” is the expiration date of the Letter of Credit without giving effect to any future extension thereof under an automatic renewal provision, provided that such automatic renewal provision permits the Letter of Credit Lender to elect not to extend by giving written notice of cancellation to the beneficiary. In no event shall Letter of Credit Outstandings exceed, at any one time, the lesser of (i) the Revolving Credit Commitments, or (ii) $450,000,000 (such lesser amount being the “Letter of Credit Sublimit”). After giving effect to the issuance of any Letter of Credit, the Borrower shall be in compliance with Section 7.2.10(a) [Borrowing Base].

                    2.9.2 Letter of Credit Fees.

                    The Borrower shall pay (i) to the Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of Credit Fee Rate (computed on the daily average Letter of Credit Outstandings) and (ii) to the Agent on behalf of each respective Letter of Credit Lender for its own account a fronting fee for Letters of Credit issued by such Letter of Credit Lender equal to .125% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) and shall be payable quarterly in arrears commencing with the fifteenth (15) day of each calendar quarter following issuance of each Letter of Credit and on the Letter of Credit Expiration Date. The Borrower shall also pay to the Letter of Credit Lender for the Letter of Credit Lender’s sole account the Letter of Credit Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Letter of Credit Lender may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

                    2.9.3 Disbursements, Reimbursement.

                              2.9.3.1 Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                              2.9.3.2 In the event of any request for a drawing on or before 11:00 a.m. under a Letter of Credit by the beneficiary or transferee thereof, the Letter of Credit Lender shall promptly notify the Agent upon such request. Provided that it shall have received such notice, the Agent will promptly notify the Borrower and each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders in an amount equal to the amount so paid by the Letter of Credit Lender under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and not subject to the conditions set forth in Section 6.2 [Each Additional Loan or Letter of Credit]. Any notice given by the Letter of Credit Lender or the Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                              2.9.3.3 Each Lender shall upon any notice pursuant to Section 2.9.3.2 [Disbursements, Reimbursement] make available to the Agent on behalf of the Letter of Credit Lender an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3.4 [Disbursements, Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available to the Agent for the account of the Agent on behalf of the Letter of Credit Lender the amount of such Lender’s Ratable Share of such amount by no later than two o’clock (2:00) p.m., Eastern time on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.9.3.3.

                              2.9.3.4 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.2 [Disbursements, Reimbursement], the Borrower shall be deemed to have incurred from the Agent a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Agent pursuant to Section 2.9.3.3 [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a “Participation Advance” from such Lender in satisfaction of its participation obligation under Section 2.9.3 [Disbursements, Reimbursement].

                    2.9.4 Repayment of Participation Advances.

                              2.9.4.1 Upon (and only upon) receipt by the Agent on behalf of the Letter of Credit Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent on behalf of the Letter of Credit Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Agent on behalf of the Letter of Credit Lender or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Lender, in the same funds as those received by the Agent, the amount of such Lender’s Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by Agent. If the Letter of Credit Lender receives any such payment prior to 1:00 p.m. on a Business Day and does not make payment to any such Lender which has made such a Participation Advance on the same

Business Day, then such Lender shall be entitled to receive such Letter of Credit Lender interest at the Federal Funds Effective Rate for each day until such payment is made to such Lender.

                              2.9.4.2 If the Agent or the Letter of Credit Lender is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party pursuant to Section 2.9.4.1 [Repayment of Participation Advances] in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Agent on behalf of the Letter of Credit Lender, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent or such Letter of Credit Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                    2.9.5 Documentation.

                    Each Loan Party agrees to be bound by the terms of the Letter of Credit Lender’s application and agreement for letters of credit and the Letter of Credit Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Letter of Credit Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                    2.9.6 Determinations to Honor Drawing Requests.

                    In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Letter of Credit Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                    2.9.7 Nature of Participation and Reimbursement Obligations.

                    Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3 [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 [Letter of Credit Subfacility] under all circumstances, including the following circumstances:

(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, any Loan Party or any other Person for any reason whatsoever;

          (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.4 [Revolving Credit Loan Requests; Swing Loan Requests], 2.4.2 [Swing Loan Requests] or 6.2 [Each Additional Loan or Letter of Credit], if applicable, or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Disbursements, Reimbursement];

(iii) any lack of validity or enforceability of any Letter of Credit;

          (iv) the existence of any claim, set-off, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent, the Letter of Credit Lender or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

          (v) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Letter of Credit Lender has been notified thereof;

          (vi) payment by the Letter of Credit Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(viii) any breach of this Agreement or any other Loan Document by any party thereto;

(ix) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(x) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xi) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                    2.9.8 Indemnity.

                    In addition to amounts payable as provided in Section 9.5 [Reimbursement and Indemnification of Agent by the Borrower], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent and any Letter of Credit Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent or any Letter of Credit Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent or any Letter of Credit Lender as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Letter of Credit Lender of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called “Governmental Acts”).

                    2.9.9 Liability for Acts and Omissions.

                    As between any Loan Party and the Agent or any Letter of Credit Lender, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Agent nor any Letter of Credit Lender shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent or any Letter of Credit Lender shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent or Letter of Credit Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent’s or any Letter of Credit Lender’s rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent or any Letter of Credit Lender from liability for the Agent’s or any Letter of Credit Lender’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

                    In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent or any Letter of Credit Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent or any Letter of Credit Lender under any resulting liability to any Loan Party or any Lender.

                    2.9.10 Sharing Letter of Credit Documentation, Reporting.

                    Each Letter of Credit Lender shall furnish to the Agent:

                    (a) copies of any letter of credit application and related documentation to which such Letter of Credit Lender and a Loan Party are parties and promptly after issuance, a copy of any Letter of Credit or amendment to any Letter of Credit issued by such Lender,

                    (b) within five (5) days after the last day of each month, a list identifying all Letters of Credit currently outstanding as of the last day of such month which have been issued by such Letter of Credit Lender; and

                    (c) if reasonably requested by Agent, on each Friday, a list identifying all Letters of Credit currently outstanding as of the previous Friday which have been issued by such Letter of Credit Lender.

                    2.9.11 Cash Collateral.

                    If there exist any Letter of Credit Outstandings on the date which is 30 days prior to the Expiration Date, the Borrower shall immediately pledge and deposit with or deliver to Agent, for the benefit of each Letter of Credit Lender and the Lenders, as collateral for all outstanding Letters of Credit, Reimbursement Obligations and Letter of Credit Borrowings, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to Agent and each Letter of Credit Lender (which documents are hereby consented to by the Lenders). Such cash collateral shall be maintained in an interest bearing deposit or securities account at PNC Bank, shall be separate and distinct from the Cash Collateral Accounts hereunder, and may be invested in Permitted Investments described in clause (a) of the definition thereof (“L/C Cash Collateral”). The Borrower hereby grants to Agent, for the benefit of each Letter of Credit Lender and the Lenders, a security interest in all L/C Cash Collateral and all balances therein and all proceeds thereof.

          2.10 Extension by Lenders of the Expiration Date.

                    2.10.1 Requests; Approval by All Lenders.

                    After delivery by the Borrower of the annual financial statements to be provided under Section 7.3.2 [Annual Financial Statements] for the fiscal year ending October 31, 2008 or any subsequent fiscal year, the Borrower may request either a one-year or two-year extension (provided that any such extension may not cause the remaining term of this Agreement to exceed 5 years) of the Expiration Date, by written notice to the Lenders made by May 30 of the year in which such financial statements are due, and the Lenders agree to respond to the Borrower’s request for an extension no later than thirty (30) days following receipt of the request; provided, however, that the failure of any Lender to respond within such time period shall not in any manner constitute an agreement by such Lender to extend the Expiration Date. If all Lenders elect to extend, the Expiration Date shall be extended for a period of one year or two years, as requested by the Borrower. If one or more Lenders decline to extend or do not respond to Borrower’s request, the provisions of Section 2.10.2 [Approval by 66-2/3% Lenders] shall apply.

                    2.10.2 Approval by 66-2/3% Lenders.

                    In the event that one or more Lenders do not agree to extend the Expiration Date or do not respond to Borrower’s request for an extension within the time required under Section 2.10.1 [Requests; Approval by All Lenders] (each a “Non-approving Lender”), but 66-2/3% of the Lenders (measured by their Ratable Shares and not per capita) agree to such extension within such time (each such agreeing Lender being an “Extending Lender”), then the Borrower may, at the Borrower’s option, on or before July 31 of the year in which the Borrower made its request for an extension, notify the Agent and the Lenders that the Borrower intends to employ one or more of the following three (3) options: (i) cause the Commitment of each Non-approving Lender to be terminated (after which time such Non-approving Lender shall cease to be a “Lender” hereunder) and cause the aggregate Commitments to be reduced by the amount of such terminated Commitments, or (ii) require the Non-approving Lenders to sell, and allow (upon prior notice to the Agent) the Extending Lenders which have agreed to such extension within the time required under Section 2.10.1 [Requests; Approval by All Lenders] or any financial institution approved by the Agent and (absent an Event of Default) the Borrower (each such Person referred to in this clause (ii) being an “Assignee Lender”) to purchase all of the outstanding Loans if any, of the Non-approving Lenders and succeed to and assume the Commitments and all other rights, interests and obligations of the Non-approving Lenders under this Agreement and the other Loan Documents, or (iii) require the Non-approving Lender to remain a Lender and require it to maintain its Commitment and retain for such Non-approving Lender’s Commitment the “Expiration Date” established prior to the extension referred to in this Section 2.10.2, all subject to the other provisions of this Agreement. Any such purchase and assumption pursuant to clause (ii) above shall be (1) pursuant to an Assignment and

Assumption Agreement and (2) subject to and in accordance with Section 10.11 [Successors and Assigns]. The Borrower shall pay all amounts due and payable to the Non-approving Lender on the effective date of such Assignment and Assumption Agreement. In the event that the Agent shall become a Non-approving Lender, the provisions of this Section 2.10 [Extension by Lenders of the Expiration Date] shall be subject to Section 9.14 [Successor Agent]. In the event that the Borrower has selected the option described in clause (ii) above and if the Loans and Commitments of a Non-approving Lender are, nevertheless, not fully assigned and assumed pursuant to this Section 2.10.2, or terminated or retained pursuant to clause (i) or clause (iii) above, as applicable, on or before August 31 of the year in which the Borrower made its request for an extension, then the Expiration Date shall not be extended for any Lender. Nothing in this Section 2.10.2 shall expand the options provided in Section 4.4.2 [Replacement of a Lender].

          2.11 Designation of Subsidiaries and Release of Guarantors.

                    2.11.1 Release of Guarantors.

                    At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under the Guaranty Agreement (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 2.11.

                    (a) For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000, (iii) Corporate Office Subsidiary incident to it becoming a Non-Restricted Person, or (iv) any Guarantor at the time that such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with the Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

                    (b) For the release of any Guarantor (not described in item (a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $1,000,000 and less than $10,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required;

                    (c) For the release of Hovnanian or any Guarantor (not described in item (a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $10,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required; and

                    (d) The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person from its Guaranty shall be in accordance with this Section 2.11.

                    2.11.2 Designation of Non-Restricted Person.

                    The Borrower may, by written notice delivered to the Agent, designate as a Non-Restricted Person a Subsidiary formerly designated a Restricted Subsidiary or a newly formed or acquired Subsidiary, subject to: (i) the provisions of subsection 2.11.1 hereof in relation to Guaranties, (ii) the requirements of Section 7 [Covenants] and in particular Section 7.2.10 [Borrowing Base]; and (iii) the requirement that such designation not cause an Event of Default or Potential Default. Such designation shall be effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such notice.

                    2.11.3 Automatic Designation of Non-Restricted Person.

                    Upon the occurrence of any event described in Section 8.1.10 [Insolvency], Section 8.1.14 [Involuntary Proceedings], Section 8.1.15 [Voluntary Proceedings], or the winding-up or termination of business, with respect to any Restricted Subsidiary, such Subsidiary shall automatically become a Non-Restricted Person. Such designation as a Non-Restricted Person shall, with respect to such Person’s obligations under the Guaranty Agreement, if any, be subject to the requirements of Section 2.11.1 [Release of Guarantors] and such Subsidiary shall continue to be a Guarantor until such time as it is released from the Guaranty Agreement pursuant to such Section. The release of any Subsidiary which is a Guarantor from its obligations under the Guaranty Agreement pursuant to Section 2.11.1 [Release of Guarantors] shall automatically cause such Subsidiary to be a Non-Restricted Person.

                    2.11.4 Designation of Restricted Subsidiary.

                    The Borrower may by written notice delivered to the Agent designate as a Restricted Subsidiary a Subsidiary formerly designated a Non-Restricted Person or a newly formed or acquired Subsidiary. Such designation is subject to (i) compliance with Section 10.18 [Joinder of Guarantors]; (ii) the requirements of Section 7 [Covenants] and in particular Section 7.2.10 [Borrowing Base]; and (iii) the requirement that such designation not cause an Event of Default or Potential Default. Such designation shall be effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such notice.

                    2.11.5 Automatic Release of Related Collateral and Equity.

                    Upon the release of a Guarantor granted in accordance with Section 2.11.1 above, all equity issued by such Guarantor and pledged as Collateral to the Agent for the benefit of the Lenders and all other personal property Collateral granted by such Guarantor pursuant to the Security Agreement shall be contemporaneously released without the necessity of any consent of any Lender. In connection with any such release, the Agent shall execute and deliver to Hovnanian or such Guarantor all documents that Hovnanian or such Guarantor shall reasonably request to evidence such release.

          2.12 [Reserved]

3. INTEREST RATES

          3.1 Interest Rate Options, Interest Rate and Fee Floor.

                    (i) The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option, Index Rate Option or LIBOR Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than ten (10) Borrowing Tranches in the aggregate among all of the Loans, and provided further that only the Base Rate Option shall apply to the Swing Loans. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.

                    (ii) In all cases, the applicable interest rates and fees accruing or due on all Revolving Loans and Letters of Credit outstanding or on the unused portion of the Revolving Credit Commitments shall not be less than the applicable interest rate and fees which would have accrued, or been applicable, pursuant to the pricing grid and other related terms under the Prior Credit Agreement. Upon the reasonable request of Agent, the Borrower shall calculate the applicable rate and applicable fees pursuant to the terms and provisions of the pricing grid under the Prior Credit Agreement and pursuant to the terms and provisions of this Agreement, and in all cases, the higher applicable rate and fees will apply.

                    3.1.1 Revolving Credit Interest Rate Options, Adjustments.

                    The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans):

                    (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                    (ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate plus the Applicable Margin; or

                    (iii) Revolving Credit Index Rate Option. A fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Index Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Index Rate.

                    In the event the Adjusted Leverage Ratio calculated by the Borrower is later adjusted or corrected resulting in a higher Adjusted Leverage Ratio which would have had the effect of increasing the Applicable Margin, Applicable Commitment Fee Rate, Applicable Letter of Credit Fee Rate, or other pricing under or relating to this Agreement, the Borrower shall be obligated to pay the Lenders the additional amount of incremental interest and fees that would have been due to the Lenders had the Adjusted Leverage Ratio been initially calculated correctly, and such amount shall be paid to each of the Lenders (as applicable with respect to any such interest and fees) within fifteen (15) days of such adjustment or correction.

                    3.1.2 Rate Quotations.

                    The Borrower may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

          3.2 Interest Periods.

          At any time when the Borrower shall select, convert to or renew a LIBOR Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, in the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

          3.3 Interest After Default.

                    3.3.1 Default Rate.

                    To the extent permitted by Law, upon the occurrence of an Event of Default under Section 8.1.1 [Payment Under Loan Documents], Section 8.1.10 [Insolvency], Section 8.1.14 [Involuntary Proceedings], Section 8.1.15 [Voluntary Proceedings] or the Obligations are accelerated under this Agreement and until such time such Event of Default shall have been cured or waived, all past due principal and all past due accrued interest thereon and fees and expenses and each other past due Obligation payable hereunder shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 3.0% per annum from the time such Obligation becomes due and payable and until it is paid in full (the “Default Rate”).

                    3.3.2 Acknowledgment.

                    The Borrower acknowledges that the increase in rate referred to in Section 3.3.1 [Default Rate] reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

          3.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

                    3.4.1 Unascertainable.

                    If on any date on which a LIBOR Rate or Index Rate would otherwise be determined, the Agent shall have determined that:

                    (i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate or Index Rate, or

                    (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate or Index Rate, the Agent shall have the rights specified in Section 3.4.3 [Agent’s and Lender’s Rights].

                    3.4.2 Illegality; Increased Costs; Deposits Not Available.

                    If at any time any Lender shall have determined that:

                    (i) the making, maintenance or funding of any Loan to which a LIBOR Rate Option or Index Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                    (ii) such LIBOR Rate Option or Index Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

                    (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBOR Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent and such Lender shall have the rights specified in Section 3.4.3 [Agent’s and Lender’s Rights].

                    3.4.3 Agent’s and Lender’s Rights.

                    In the case of any event specified in Section 3.4.1 [Unascertainable] above, the Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBOR Rate Option or Index Rate Option, as applicable shall be suspended until the Agent shall have later notified the Borrower, or such Lender shall have later notified the Agent, of the Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 3.4.1 [Unascertainable] and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a LIBOR Rate Option or Index Rate Option, as applicable, and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Agent of a determination under Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 4.6.2 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option or Index Rate Option, as applicable, applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          3.5 Selection of Interest Rate Options.

          If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

4. PAYMENTS

          4.1 Payments.

          All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to eleven o’clock (11:00) a.m., Eastern time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Lenders in immediately available funds, provided that in the event payments are received by eleven o’clock (11:00) a.m., Eastern time, by the Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Agent, the Agent shall pay the Lenders the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Lenders. The Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

          4.2 Pro Rata Treatment of Lenders.

          Each borrowing shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Agent’s Fee) or amounts due from the Borrower hereunder to the Lenders with respect to the Loans, shall (except as provided in Section 3.4.3 [Agent’s and Lender’s Rights] in the case of an event specified in Sections 3.4 [LIBOR Rate Unascertainable; Illegality, Increased Costs, Deposits Not Available], 4.4.2 [Replacement of a Lender] or 4.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Lender and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2 [Revolving Credit and Swing Loan Facilities].

          4.3 Interest Payment Dates.

          Interest on Loans to which the Base Rate Option or Index Rate Option applies shall be due and payable in arrears on the first Business Day of each calendar month after the date hereof and on the Expiration Date or upon acceleration of the Loan. Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 4.5 [Mandatory Payments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

          4.4 Voluntary Prepayments.

                    4.4.1 Right to Prepay.

                    The Borrower shall have the right at its option at any time and from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 [Replacement of a Lender] below or in Section 4.6 [Additional Compensation in Certain Circumstances]).

Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Agent no later than (A) 11:00 a.m., Eastern time, at least two (2) Business Days prior to the date of prepayment of the Revolving Credit Loans to which the LIBOR Rate Option applies, (B) 11:00 a.m., Eastern time, on the date of prepayment of Revolving Credit Loans to which the Base Rate Option or Index Rate Option applies or (C) 2:00 p.m., Eastern time, on the date of prepayment of Swing Loans, setting forth the following information:

                    (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(y) a statement indicating the application of the prepayment between the Swing Loans and the Revolving Credit Loans; and

          (z) the total principal amount of such prepayment, which shall not be less than (i) $100,000 and in increments of $100,000 for any Swing Loans, (ii) $500,000 and in increments of $100,000 for any Revolving Credit Loan to which the Base Rate Option or Index Rate Option applies or (iii) $2,500,000 and in increments of $500,000 for any Revolving Credit Loan to which the LIBOR Rate Option applies.

                    All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3 [Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Swing Loans, then to Loans to which the Base Rate Option applies, then to Loans to which the Index Rate Option applies and then to Loans to which the LIBOR Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 4.6.2 [Indemnity].

                    4.4.2 Replacement of a Lender.

                              (a) In the event any Lender (i) gives notice under Section 3.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] or Section 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Lender, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole, together with all interest accrued thereon and all other Obligations owing to such Lender, and terminate such Lender’s Commitment within ninety (90) days after (x) receipt of such Lender’s notice under Section 3.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] or 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], (y) the date such Lender has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Lender, or (z) the date such Lender became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Lender at the time of such prepayment any amounts required under Section 4.6 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided, further, the remaining Lenders shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.14 [Successor Agent].

                               (b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver or consent in accordance with Section 10.1 [Modifications, Amendments or Waivers] with respect to which the Majority Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent), at Borrower’s expense, to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans, and its Commitments hereunder to one or more assignees reasonably acceptable to the Agents, provided that: (a) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, the Agents, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 10.11 [Successors and Assigns].

                    4.4.3 Change of Lending Office.

                    Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available] or 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.] with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 4.4.3 [Change of Lending Office] shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Lender provided in this Agreement.

          4.5 Mandatory Payments; Temporary Reduction of Commitments.

                    4.5.1 Revolving Facility Usage in Excess of Commitments.

                    The Borrower shall make mandatory payments of principal on the Revolving Credit Loans (together with accrued interest thereon) to the Agent to the extent by which Revolving Facility Usage exceeds at any time the Commitments (as they may be reduced pursuant to Section 2.1. [Voluntary Reduction of Commitment], Section 2.10.2 [Approval by 66-2/3% Lenders] or otherwise) within three (3) Business Days after such excess is calculated.

                    4.5.2 Cash in Excess of $100 Million.

                    If, prior to the end of the Preference Period relating to the Initial Mortgaged Collateral, the Loan Parties cash on hand exceeds $100,000,000 at any time (including such cash as has been deposited pursuant to Section 7.1.12 [Excess Cash During Preference Period]), the Borrower shall within two (2) Business Days of each such time make mandatory payments of principal, up to the amount of such excess cash on hand, on the Revolving Credit Loans then outstanding (together with accrued interest thereon) to the Agent to the extent by which the Revolving Credit Loans exceed $325,000,000.

                    4.5.3 Issuance of Capital Stock,; Incurrence of Indebtedness - Initial Preference Period.

                    If, prior to the end of the Preference Period as to the Initial Mortgaged Collateral, any Capital Stock shall be issued by any Loan Party or any Indebtedness shall be incurred by any Loan Party (excluding (i) any Capital Stock issued to a Loan Party, (ii) any conversion or exchange of any Capital Stock of a Loan Party into another type or class of Capital Stock of the same Loan Party, (iii) any Indebtedness incurred hereunder, and (iv) that Indebtedness owing to a Loan Party), (a) an amount equal to 100% of the Net Cash Proceeds thereof shall be applied, no later than three (3) Business Days after the date such Net Cash Proceeds are received, toward the prepayment of the outstanding principal amount of the Revolving Credit Loans in excess of $325,000,000 (with any remaining balance of such Net Cash Proceeds being deposited in a Cash Collateral Account), and (b) the unused Commitments shall be unavailable to Borrower until the end of the Preference Period as to the Initial Mortgaged Collateral to the extent of an amount equal to 100% of such Net Cash Proceeds no later than three (3) Business Days after the date such Net Cash Proceeds are received; provided that in no event shall the Commitments be effectively reduced below $600,000,000 as a result of this clause (b) and in no event shall the terms of this clause (b) limit the rights of the Loan Parties under Section 2.1.3(i).

          4.6 Additional Compensation in Certain Circumstances.

4.6.1	Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

                    If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                    (i) subjects any Lender to any tax or changes the basis of taxation (including in both cases withholding taxes) with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder (except for taxes on the overall net income of such Lender, franchise taxes, any branch profits taxes, any U.S. withholding taxes imposed on a foreign Lender at the time such Lender becomes a party to this Agreement, and any taxes attributable to a failure of such Lender to comply with the requirements of Section 10.17.1 of this Agreement),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense upon any Lender with respect to this Agreement, or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Lender’s capital, taking into consideration such Lender’s customary policies with respect to capital adequacy) by an amount which such Lender in its sole discretion deems to be material, such Lender shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Lender to be necessary to compensate such Lender for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination, provided however, that any such determination shall be conclusive and binding absent manifest error. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

                    If any Lender receives a refund in respect of any amounts paid by the Borrower pursuant to this Section 4.6.1, which refund in the good faith judgment of such Lender is allocable to such payment, it shall notify the Borrower of such refund and repay such refund to the Borrower net of all out-of-pocket expenses of such Lender; provided, however, that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower to such Lender in the event such Lender is required to repay such refund. Nothing contained in this paragraph shall require any Lender or Agent to make available its tax returns (or any other information relating to its taxes which it deems to be confidential).

                    4.6.2 Indemnity.

                    In addition to the compensation required by Section 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including actual loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to a LIBOR Rate Option) which such Lender sustains or incurs as a consequence of any:

                    (i) payment, prepayment, conversion or renewal of any Loan to which a LIBOR Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                    (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4 [Voluntary Prepayments], or

                    (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee, Letter of Credit Fees, or any other amount due hereunder.

                    If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

          4.7 Notes.

          The Revolving Credit Loans made by each Lender shall (unless a Lender requests that the Borrower not issue a Note to such Lender) be evidenced by a Revolving Credit Note.

          4.8 Settlement Date Procedures.

          The Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 [Swing Loan Commitment] hereof. On any Business Day, the Agent may notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”). Prior to 2:30 p.m., Eastern time, on the date following the date of such notice, each Lender shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans. The Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on any date when payments of principal of any Loan is required to be paid by any Loan Party hereunder and may at its option, and in consultation with the Borrower, effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 4.8 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.8 [Borrowings to Repay Swing Loans]. The Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans.

5. REPRESENTATIONS AND WARRANTIES

          5.1 Representations and Warranties.

          The Borrower and Hovnanian, jointly and severally, represent and warrant to the Agent and to each of the Lenders as follows:

                    5.1.1 Organization and Qualification.

                    Each of the Borrower and Hovnanian is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and each other Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization except to the extent the failure to do so could not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change. Each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the failure to obtain them could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

                    5.1.2 Subsidiaries.

                    As of the Closing Date, Schedule 1.1(C) states the name of each of Hovnanian’s Subsidiaries and its jurisdiction of incorporation. Hovnanian and each Loan Party has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. Schedule 1.1(C) also sets forth, as to each of Hovnanian’s Subsidiaries, the percentage ownership of each owner of: the issued and outstanding shares (referred to herein as the “Subsidiary Shares”) if such Subsidiary is a corporation, its outstanding partnership interests (the “Partnership Interests”) if such Subsidiary is a partnership and its outstanding limited liability company interests (the “LLC Interests”) if such Subsidiary is a limited liability company. Schedule 1.1(C) also footnotes the controlling interests of each Subsidiary if such controlling interest is held by a Person other than Hovnanian or a Subsidiary of Hovnanian.

                    5.1.3 Power and Authority, No Claims.

Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part; on the Closing Date, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

                    5.1.4 Validity and Binding Effect.

                    This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

                    5.1.5 No Conflict.

                    Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents) which could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

                    5.1.6 Litigation.

                    There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Loan Parties is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

                    5.1.7 Title to Properties.

                    Each Loan Party has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances, except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                    5.1.8 Financial Statements.

                    (i) Historical Statements. The Borrower has delivered to the Agent copies of Hovnanian’s audited consolidated year-end financial statements for and as of the end of the fiscal year ended October 31, 2007 (the “Annual Statements”) (the Annual Statements are also sometimes referred to as the “Historical Statements”). The Historical Statements were compiled from the books and records maintained by Hovnanian’s management, are correct and complete in all material respects and fairly represent in all material respects the consolidated financial condition of Hovnanian and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied. The Historical Statements accurately reflect the liabilities in all material respects of Hovnanian and its Subsidiaries.

                    (ii) Financial Projections. The Borrower has delivered to the Agent and the Lenders financial projections of Hovnanian and its Subsidiaries for the period ending October 31, 2008 derived from various assumptions of Hovnanian’s management (the “Financial Projections”). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of Hovnanian’s management (it being understood that actual results may vary materially from the Financial Projections).

                    (iii) Accuracy of Financial Statements. As of the Closing Date, neither Hovnanian nor any Subsidiary of Hovnanian has any liabilities, contingent or otherwise, or forward or long-term commitments that are required by GAAP to be, but are not, disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of Hovnanian or any Subsidiary of Hovnanian which may cause a Material Adverse Change. Except as disclosed on Schedule 5.1.8, since October 31, 2007, no Material Adverse Change has occurred.

                    5.1.9 Use of Proceeds; Margin Stock.

                              5.1.9.1 General.

                              The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.7 [Use of Proceeds] and 7.1.10 [Use of Proceeds].

                              5.1.9.2 Margin Stock.

                              None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of such Loan Party are or will be represented by margin stock.

                    5.1.10 Full Disclosure.

                    Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading in any material respect. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or business prospects of the Loan Parties taken as a whole which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby.

                    5.1.11 Taxes.

                    All federal, state, local and other tax returns required to have been filed with respect to the Loan Parties have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are not material or are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party for any period.

                    5.1.12 Consents and Approvals.

                    Except for the filing of financing statements and Mortgages in appropriate state and county filings offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.12, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 5.1.12.

                    5.1.13 No Event of Default; Compliance with Instruments.

                    No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                    5.1.14 Patents, Trademarks, Copyrights, Licenses, Etc.

                    Each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party, without known possible, alleged or actual material conflict with the rights of others.

                    5.1.15 Insurance.

                    No notice has been given or claim made and no grounds exist to cancel or avoid any of insurance policies of the type described in Section 7.1.3 [Maintenance of Insurance] or to reduce the coverage provided thereby.

                    5.1.16 Compliance with Laws.

                    The Loan Parties are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.21 [Environmental Matters]) in all jurisdictions in which any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                    5.1.17 Burdensome Restrictions.

                    None of the Loan Parties is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could reasonably be expected to constitute a Material Adverse Change.

                    5.1.18 Investment Companies; Regulated Entities.

                    None of the Loan Parties is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.” None of the Loan Parties is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money (other than Regulation X of the Board of Governors of the Federal Reserve System).

                    5.1.19 Plans and Benefit Arrangements.

                              (i) Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material Adverse Change, (a) the Loan Parties and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Plans and, as to the Borrower, Benefit Arrangements; (b) there has been no Prohibited Transaction with respect to any such Benefit Arrangement or any Plan which could result in any material liability of the Loan Parties or any other member of the ERISA Group; (c) the Loan Parties and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or any Law pertaining thereto; (d) with respect to each Plan the Loan Parties and each other member of the ERISA Group (i) have fulfilled in all respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, except for premiums in the ordinary course which are not overdue and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of Section 302 of ERISA; and (e) all Plans and Benefit Arrangements have been administered in material compliance with their terms and applicable Law.

                              (ii) Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material Adverse Change, no event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                              (iii) Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material Adverse Change, neither the Loan Parties nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under Section 4201 of ERISA to any Multiemployer Plan or under Section 4063 or 4064 of ERISA to any Plan. Neither the Loan Parties nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Plan that such Multiemployer Plan or Plan has been terminated within the meaning of Sections 4041 A or 4064, respectively, of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                              (iv) To the best knowledge of Borrower, neither the Borrower nor any other member of the ERISA Group has, within the preceding five years, entered into a transaction to which either Section 4069 or Section 4212(c) of ERISA could apply so as to subject Borrower or other member of the ERISA Group to a liability, except where the liability that could reasonably be expected to result therefrom would not result in a Material Adverse Change.

                    5.1.20 Employment Matters.

                    Each of the Loan Parties is in compliance with the Labor Contracts and all applicable Federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where such failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties which in any case would constitute a Material Adverse Change.

                    5.1.21 Environmental Matters.

                    None of the Loan Parties has received any Environmental Complaint, including but not limited to those from any Official Body or private Person alleging that such Loan Party or any prior owner, operator or occupant of any of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C. § 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. or any analogous state or local Law, which could reasonably be expected to constitute a Material Adverse Change and none of the Loan Parties has any reason to believe that such an Environmental Complaint might be received. There are no pending or, to any Loan Party’s knowledge, threatened Environmental Complaints relating to any Loan Party or, to any Loan Party’s knowledge, any prior owner, operator or occupant of any of the Properties pertaining to, or arising out of, any Contamination or violations of Environmental Laws or Required Environmental Permits which could reasonably be expected to constitute a Material Adverse Change.

                    5.1.22 Senior Debt Status.

                    The Obligations of each Loan Party under this Agreement, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party which secures Indebtedness or other obligations of any Person except for Permitted Liens.

                    5.1.23 Solvency.

                    As of the Closing Date, the Loan Parties are, taken as a whole and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith as of such date, will be and will continue to be Solvent.

          5.2 Continuation of Representations.

          The Borrower and Hovnanian make the representations and warranties in this Section 5 on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 6.1 [First Loans and Letters of Credit] and 6.2 [Each Additional Loan or Letter of Credit].

6. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

          The obligation of each Lender to make Loans and of the Agent and the Letter of Credit Lenders to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

          6.1 First Loans and Letters of Credit.

          On the Closing Date:

                    6.1.1 Officer’s Certificate.

                    The representations and warranties of each of the Loan Parties contained in Section 5 [Representation and Warranties] and in each of the other Loan Documents shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Lender a certificate of each of Hovnanian and the Borrower, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

                    6.1.2 Incumbency Certificate.

                    There shall be delivered to the Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary or the managing member (or equivalent), as the case may be, of each of the Loan Parties, certifying as appropriate as to:

                              (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

                              (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers, on which the Agent and each Lender may conclusively rely; and

                              (iii) as to each of Hovnanian and the Borrower and those other Loan Parties identified by the Agent only, within thirty (30) days of the Closing Date, copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized.

                    6.1.3 Delivery of Loan Documents.

                    The Notes, the Guaranty Agreement, the Security Agreement, environmental indemnity agreement, and Pledge Agreement, shall have been duly executed and delivered by Hovnanian and the other Loan Parties to the Agent on or before the date hereof for the benefit of the Lenders.

                    6.1.4 Opinion of Counsel.

                    There shall be delivered to the Agent for the benefit of each Lender written opinions of (i) Peter Reinhart, Esquire, in house counsel to the Loans Parties and (ii) Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties, in each case dated the Closing Date and in form and substance reasonably satisfactory to the Agent and its counsel and covering such matters relating to the Loan Parties and the Loan Documents, including this Agreement, as the Administrative Agent shall reasonably request.

                    6.1.5 Legal Details.

                    All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance reasonably satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

                    6.1.6 Payment of Fees.

                    The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Lenders to the extent not previously paid, all commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Lenders are entitled to be reimbursed.

                    6.1.7 Consents.

                    All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.12 shall have been obtained.

                    6.1.8 Officer’s Certificate Regarding MAC.

                    Since October 31, 2007, no Material Adverse Change shall have occurred, and there shall have been delivered to the Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each Loan Party to each such effect.

                    6.1.9 No Actions or Proceedings.

                    No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

                    6.1.10 Lien Search.

                    The Agent shall have ordered customary lien, judgments and secured transactions searches with respect to Borrower, Hovnanian, and a reasonable sample of the Restricted Subsidiaries.

          6.2 Each Additional Loan or Letter of Credit.

          At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 5 [Representations and Warranties] and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein); no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be (each such application shall be deemed to be a representation by the Borrower that the conditions under this Section 6.2 for the issuance of such additional Letter of Credit have been satisfied even if not so stated in such application).

7. COVENANTS

          7.1 Affirmative Covenants.

          The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations (other than any contingent indemnity obligations not then due) under the Loan Documents and termination of the Commitments, they shall, and shall cause the other Loan Parties to, comply at all times with the following affirmative covenants:

                    7.1.1 Preservation of Existence, Etc.

                    Each Loan Party shall maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 7.2.4 [Liquidations, Mergers, Consolidations, Acquisitions] and except where failure to do so could not reasonably be expected to constitute a Material Adverse Change with respect to the Borrower or Hovnanian or with respect to the Loan Parties taken as a whole.

                    7.1.2 Payment of Liabilities, Including Taxes, Etc.

                    Each Loan Party shall duly pay and discharge all material liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all material taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, or to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Borrower or Hovnanian or of the Loan Parties taken as a whole, provided that the Loan Parties will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any material Lien which may have attached as security therefor.

                    7.1.3 Maintenance of Insurance.

                    Each Loan Party shall insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers’ compensation, public liability, flood and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary.

                    7.1.4 Maintenance of Properties and Leases.

                    Each Loan Party shall maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                    7.1.5 Maintenance of Patents, Trademarks, Etc.

                    Each Loan Party shall maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                    7.1.6 Visitation Rights.

                    Each Loan Party shall permit any of the officers or authorized employees or representatives of the Agent or (at the expense of such Lender) any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

                    7.1.7 Keeping of Records and Books of Account.

                    The Loan Parties shall maintain and keep proper books of record and account which enable Hovnanian and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over Hovnanian or any Subsidiary of Hovnanian, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                    7.1.8 Plans and Benefit Arrangements.

                    The Loan Parties shall, and shall cause each member of the ERISA Group that is a Subsidiary to, and shall use its reasonable best efforts to cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and, as to the Borrower, Benefit Arrangements, except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Loan Parties shall cause all of their Plans and shall use reasonable best efforts to cause all Plans maintained by any member of the ERISA Group, to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each Subsidiary to, and shall use its reasonable best efforts to cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans and Multiemployer Plans except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change.

                    7.1.9 Compliance with Laws.

                    Each Loan Party shall comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                    7.1.10 Use of Proceeds.

                    The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for general corporate purposes and for working capital for the Borrower, Hovnanian and the Restricted Subsidiaries.

                    7.1.11 Anti-Terrorism Laws.

                    The Loan Parties and their respective Affiliates and agents shall not engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. The Borrower shall deliver to Lenders any certification or other evidence reasonably requested from time to time by any Lender in its reasonable discretion, confirming Borrower’s compliance with this Section 7.1.11.

                    7.1.12 Excess Cash During Preference Period.

                    If, prior to the end of the Preference Period relating to the Initial Mortgaged Collateral, the Loan Parties’ cash on hand exceeds $50,000,000 at any time (including cash in any Cash Collateral

Account), the Borrower shall within two (2) Business Days of each such time cause all such excess cash (except to the extent already held in a Cash Collateral Account) to be deposited into a Cash Collateral Account.

                    7.1.13 Post-Closing Collateral Matters.

                    (i) Delivery of Mortgage Information. As soon as reasonably possible after the Closing Date, the Borrower shall provide to the Agent a preliminary list of real property proposed to be included in the Secured Borrowing Base (the “Proposed Initial Mortgaged Collateral”) specifying the state and county for each parcel of real estate and the related legal description thereof, satisfactory evidence of the book value thereof, details of any PAPA affecting any such real estate, names of the owners of record thereof, copies of any owner’s policies of title insurance relating thereto, and existing surveys (to the extent requested by the Agent) with respect to the same.

                    (ii) Initial Mortgages - Execution and Delivery, Value. No later than March 15, 2008 (which date may be extended by up to 30 days by the Agent in its reasonable discretion so long as the Due Diligence Period is not extended beyond July 31, 2008), the Borrower and Restricted Subsidiaries shall execute in favor of the Agent for the benefit of the Lenders first priority Mortgages on the Proposed Initial Mortgaged Collateral (subject only to Limited Permitted Liens) sufficient to have an aggregate book value which, together with the value of cash and cash equivalents in the Cash Collateral Accounts (subject to Section 7.1.12(ii)), equals an amount that is no less than $1,188,000,000 (which Borrower represents and warrants is an amount equal to two (2) times the Revolving Facility Usage under the Prior Credit Agreement as of February 28, 2008).

                    (iii) Initial Mortgages - Completion of Due Diligence. On or prior to the last day of the Due Diligence Period, the Loan Parties shall have completed all such actions and satisfied all requirements necessary to enable sufficient Proposed Initial Mortgaged Collateral to qualify as Qualified Real Property (all such actions and all such requirements shall be referred to herein as “Due Diligence Tasks”) such that the Adjusted Appraised Value of such qualifying Proposed Initial Mortgaged Collateral in the Secured Borrowing Base (together with any additional initial Mortgaged Collateral as may be necessary) plus the aggregate amount of cash and cash equivalents not in excess of $300,000,000 held in the Cash Collateral Accounts shall be not less than 1.55 times the Revolving Facility Usage as of April 30, 2008. All such qualifying Proposed Initial Mortgaged Collateral and any other necessary initial Mortgaged Collateral (as determined above) shall meet the requirements of Qualified Real Property and shall be subject to a first priority Lien (subject only to Limited Permitted Liens) in favor of the Agent for the benefit of the Lenders pursuant to a Mortgage and shall be included in the Secured Borrowing Base (the “Initial Mortgaged Collateral”).

                    (iv) Additional Mortgaged Collateral, Interim Additional Mortgaged Collateral, Due Diligence. In order for additional real property (other than the Initial Mortgaged Collateral) of any Loan Party to be eligible for inclusion in the Secured Borrowing Base, it must be either (a) real property with respect to which all Due Diligence Tasks shall have been satisfactorily completed, and it has become Qualified Real Property, within 90 days (subject to extension in the reasonable discretion of Agent so long as Due Diligence Tasks with respect thereto are being diligently pursued) after a mortgage thereon has been provided to Agent for the benefit of the Lenders (such real property, upon becoming Qualified Real Property, the “Additional Mortgaged Collateral” and prior to becoming Qualified Real Property, the “Interim Additional Collateral”) or (b) Interim Additional Collateral upon which a Mortgage has been given to Agent for the benefit of the Lenders, and such Interim Additional Collateral shall remain eligible for inclusion in the Secured Borrowing Base until the earlier of the expiration of such 90 day period (subject to extension in the reasonable discretion of Agent so long as Due Diligence Tasks with respect thereto are being diligently pursued) or such real property has become Additional Mortgaged Collateral

(until such time, such real property is referred to as the “Interim Additional Mortgaged Collateral”). The value of Interim Additional Mortgaged Collateral for the purposes of the Secured Borrowing Base shall be an amount equal to one-half of the book value of such real property as shown on the most recent balance sheet of Hovnanian or the appropriate Loan Party (the “Interim Value”).

                    (v) Cash Collateral Accounts, Ownership Certificates. As soon as reasonably practicable after the Closing Date and in order to accommodate the release of Collateral and other provisions hereof relating to the Cash Collateral Accounts, Borrower shall have: (i) opened one or more Cash Collateral Accounts and provided to Agent for the benefit of the Lenders such control agreements with respect thereto as are reasonably required by Agent, and (ii) provided to Agent for the benefit of the Lenders possession of all certificated shares of stock and other certificated equity interests in the Restricted Subsidiaries held by any Loan Party, together with such assignments or stock powers executed in blank by the owner thereof as Agent shall reasonably request.

                    (vi) Collateral Agent. The Agent may at any time and from time to time appoint a Collateral Agent to maintain and administer any of the Collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as Agent may desire; and, the Lenders acknowledge and agree that such Collateral Agent shall be an agent of the Lenders and of Agent and the Lenders agree that Collateral Agent shall be subject to the obligations, rights and benefits of Article 9 hereof to the same extent as Agent. The Agent may appoint itself, an affiliate (including Midland Loan Services, Inc.), or third party as the Collateral Agent. All reasonable costs of the Collateral Agent shall be born by the Borrower.

          7.2 Negative Covenants.

                    The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder (other than any contingent indemnity obligations not then due) and termination of the Commitments, they shall, and shall cause the other Loan Parties to, comply with the following negative covenants:

                    7.2.1 Indebtedness.

                    Each of the Loan Parties shall not at any time create, incur, assume or suffer to exist any secured indebtedness, except Indebtedness secured by Permitted Liens.

                    7.2.2 Liens.

                    Each of the Loan Parties shall not at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens; provided, however, that the Cash Collateral Accounts shall be subject to no Liens other than those of the Agent for the benefit of the Lenders.

                    7.2.3 Loans and Investments.

                    Each of the Loan Parties shall not, at any time, make or suffer to remain outstanding any Investment except Permitted Investments and, to the extent permitted by Section 7.2.6 [Restricted Payments; Restricted Investments; Investments in Related Businesses], Restricted Investments and Investments in Related Businesses.

                    7.2.4 Liquidations, Mergers, Consolidations, Acquisitions.

                    Each of the Loan Parties shall not dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

                    (1) any Loan Party other than the Borrower or Hovnanian may consolidate or merge into another Loan Party (or any Person that concurrently becomes a Loan Party), and

                    (2) any Loan Party may consolidate or merge with a Person who is not a Loan Party if the common stockholders of Hovnanian prior to such transaction maintain at least 50% of the voting control (direct or indirect) of the combined entity after consummation of the transaction, and

                    (3) any Loan Party may acquire, whether by purchase or by merger, (A) all or substantially all of the ownership interests of another Person or (B) all or substantially all of assets of another Person or of a business or division of another Person (each, a “Permitted Acquisition”), provided that each of the following requirements is met:

                              (i) if the Loan Parties are acquiring the ownership interests in such Person, and such Person is, or concurrently will be, designated a Restricted Subsidiary, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors] and the Borrower shall have otherwise complied with Section 2.11.4 [Designation of Restricted Subsidiary] on or before the date of such Permitted Acquisition;

                               (ii) if such Person’s shares are registered as “public” shares under applicable law, the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition;

                               (iii) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall comply with Section 7.2.8 [Continuation of or Change in Business]; and

                               (iv) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition.

                    (4) the Loan Parties may make, whether by purchase or merger or otherwise, Permitted Investments and, to the extent permitted by Section 7.2.6 [Restricted Investments; Restricted Payments; Investments in Related Businesses], Restricted Investments, Restricted Payments and Investments in Related Businesses;

                    (5) the Loan Parties may liquidate or wind-up Restricted Subsidiaries of Hovnanian which are not individually material to Hovnanian, the Borrower or to the Loan Parties taken as a whole; provided that the Loan Parties shall satisfy the requirements of Section 2.11 [Designation of Subsidiaries and Release of Guarantors], to the extent applicable;

                    (6) the Loan Parties may effectuate any sale permitted by Section 7.2.5 as a merger or consolidation; and

                    (7) for the avoidance of doubt, any Loan Party may effect or allow the liquidation or winding-up of any Non-Restricted Person.

                    7.2.5 Dispositions of Assets or Subsidiaries.

                    Each of the Loan Parties shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party, but excluding Investments in Non-Restricted Persons), except:

                               (i) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s business;

                               (ii) any sale, transfer or lease of assets to a Loan Party;

                               (iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired not in violation of this Agreement;

                               (iv) any sale, transfer or lease of assets by a Non-Restricted Person; or

                               (v) any other sale, transfer or lease of assets not included in clauses (i) through (iv) above provided that (1) after giving effect to such sale the Loan Parties are in compliance with the covenants under this agreement (including the financial covenants in Sections 7.2.11 [Minimum CTNW], 7.2.12 [Leverage Ratio], 7.2.13 [Fixed Charge Coverage Ratio Triggers], and 7.2.14 [Inventory Limits]) and no Potential Default or Event of Default, and (2) any such sale does not constitute all or substantially all of the assets of the Loan Parties taken as a whole.

                    Notwithstanding the foregoing, any sale, conveyance, assignment, lease, transfer, or other disposition, voluntarily or involuntarily, of any of the Mortgaged Collateral shall also be subject to the terms of Section 7.2.10(g).

                    7.2.6 Restricted Payments; Restricted Investments; Investments in Related Businesses.

                              7.2.6.1 The Loan Parties shall not pay or make Restricted Payments, Restricted Investments or Investments by Loan Parties in other Loan Parties engaged in Related Businesses (“Investments in Related Businesses”) from and after January 31, 2008, which exceed in the aggregate the sum of:

                               (i) $400,000,000;

                               (ii) 50% of net income of Hovnanian (calculated and consolidated in accordance with GAAP) for all fiscal quarters commencing on February 1, 2008, and thereafter; and

                               (iii) 50% of the proceeds (less costs of issuance) of any issuance or sale of equity, including Qualified Preferred Equity, of Hovnanian to any Person other than a Loan Party during all fiscal quarters commencing on February 1, 2008, and thereafter (but excluding the issuance or sale of equity, including Qualified Preferred Equity, to the extent such proceeds thereof are utilized in the refinancing of Subordinated Debt (consisting of the repayment of Subordinated Debt with the net proceeds of such issuance or sale of equity, including Qualified Preferred Equity, of Hovnanian to any Person in substantially the same amount within 60 days of such repayment)).

                              7.2.6.2 Each of the Loan Parties shall not enter into or carry out any transaction with any Affiliate (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person but excluding transactions between Loan Parties) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and is in accordance with all applicable Law. Without limiting the foregoing, the aggregate amount of all Indebtedness for owed or borrowed money owing to any Loan Party by any officer or director, or relative thereof, shall not exceed $1,000,000 in the aggregate owing at any one time and all such Indebtedness shall bear interest at a rate not less than the coupon rate on six month U.S. Treasury bills as of the date such Indebtedness is incurred.

                              7.2.6.3 Notwithstanding any other provision hereof:

                               (i) The Loan Parties shall not make at any time any Capital Stock Retirement payment or any payment of Dividends other than to Restricted Subsidiaries, Borrower, or Hovnanian; and

                               (ii) The Loan Parties shall not pay or make any Restricted Payment in respect of Subordinated Debt if an Event of Default or Potential Default exists at the time of such payment or would exist after giving effect thereto.

                    7.2.7 Subsidiaries, Partnerships and Joint Ventures.

                    Each of the Loan Parties shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has executed the Guaranty Agreement as Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins the Guaranty Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors] or (iii) any Non-Restricted Person.

                    7.2.8 Continuation of or Change in Business.

                    Each of the Loan Parties shall not engage in any business other than the homebuilding business or Related Businesses.

                    7.2.9 Plans and Benefit Arrangements.

                    Each of the Loan Parties shall not engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances, results in liability under ERISA, except where the liability that could reasonably be expected to result therefrom would not result in a Material Adverse Change.

                    7.2.10 Borrowing Base.

                    (a) Limitation, Maintenance of Unsecured Borrowing Base. Until the end of the Due Diligence Period, the Loan Parties shall not permit Senior Homebuilding Indebtedness minus the face amount of outstanding letters of credit (whether “Letters of Credit” or not) in respect of which a Loan Party is obligated and which is issued to guaranty or assure the installation of site improvements on (or appurtenant to) land owned by a Loan Party to exceed the Unsecured Borrowing Base at any time. Pursuant thereto, the Borrower shall make (or cause to be made), on the Business Day following the date on which any such excess is calculated, payments of principal of the Revolving Credit Loans (and, once all Revolving Credit Loans have been paid, pledges of deposits of L/C Collateral, and then payments of principal of the other Senior Homebuilding Indebtedness) sufficient to reduce to zero ($0) on such date any such excess.

                    (b) Limitation, Maintenance of Secured Borrowing Base. After the end of the Due Diligence Period, the Loan Parties shall not permit the Revolving Facility Usage to exceed the Secured Borrowing Base at any time. At any time that the Revolving Facility Usage exceeds the Secured Borrowing Base, Borrower shall within 15 days do any one or more of the following in order to reduce to zero ($0) any such excess: (i) add cash or cash equivalents to any of the Cash Collateral Accounts, (ii) reduce the principal outstanding under the Revolving Credit Loans, or (iii) deliver Interim Additional Mortgaged Collateral or Additional Mortgaged Collateral. The Agent shall retain the right in its reasonable discretion to extend the date for providing Additional Mortgaged Collateral and Interim Additional Mortgaged Collateral by up to 15 additional days.

                    (c) Minimum Borrowing Base. Notwithstanding any other provision hereof: (i) the Secured Borrowing Base shall not at any time after the end of the Due Diligence Period through January 31, 2009, be less than $650,000,000; and, (ii) the Secured Borrowing Base shall not at any time after January 31, 2009, through January 31, 2010, be less than $300,000,000.

                    (d) Rejection of Parcels. All Mortgaged Collateral shall at all times be and remain subject to the criteria applicable to Qualified Real Property, and the Agent shall retain the right to (i) reject individual parcels of real estate from inclusion in the Secured Borrowing Base based upon a reasonable determination that such parcel is not appropriate for inclusion therein after, and based on, due diligence with respect thereto, or (ii) remove Mortgaged Collateral from the Secured Borrowing Base based on a reasonable determination that such parcel of Mortgaged Property has suffered a material casualty or become subject to material and adverse condemnation, rezoning, revocation of permits, impairment of development rights, environmental conditions, taxes, levy, seizure, attachment, forfeiture, imposition, or a like material and adverse matter to the effect, in any case, that the value of such parcel is significantly impaired or there exists, in the reasonable judgment of Agent, potential material liability to the holder of a mortgage thereon. Upon the rejection or removal of a parcel of real estate by the Agent from inclusion in the Borrowing Base, such parcel shall be accorded no value in the Borrowing Base and the Lenders hereby consent and authorize the Agent to execute and deliver to Borrower or otherwise record a release of such parcel from any Lien thereon held by the Agent for the benefit of the Lenders.

                    (e) Reappraisal Rights. The Agent shall have the right to and, upon the written request of the Required Lenders, the Agent shall reappraise any, or all, of the Mortgaged Collateral at any time and from time to time, provided that (subject to the other terms hereof) the reappraisal of each parcel of Mortgaged Collateral may occur at the Borrower’s cost and expense only once in each twelve (12) month period commencing one year after the date of the initial appraisal of such Mortgaged Collateral. The Borrower shall have the right to request reappraisals of any or all of the Mortgaged Collateral at any time at the Borrower’s cost and expense. Upon the occurrence and continuation of an Event of Default, the Agent shall have the right to and, upon the written request of the Required Lenders, the Agent shall require reappraisal of any, or all, of the Mortgaged Collateral at any time and from time to time in each case at the cost and expense of the Borrower. With respect to any parcel of Mortgaged Collateral that has suffered a condition described in clause (d)(ii) above, the Agent shall have the right to and, upon the written request of the Required Lenders, the Agent shall require the reappraisal of such parcel at the cost and expense of Borrower.

                    (f) Borrowing Base Surplus, Releases. In the event that the Secured Borrowing Base exceeds the Revolving Facility Usage at any time after the end of the Due Diligence Period, Borrower may, upon not less than fifteen (15) days’ notice, request in writing that the Agent release the Lien it holds for the Lenders on such portion of the Mortgaged Collateral that has an aggregate Adjusted

Appraised Value no greater than such excess. So long as there exists no Potential Default or continuing Event of Default and no Event of Default or Potential Default would result after giving effect to such requested release, Agent on behalf of the Lenders shall provide a release of its Liens on such portion of the Mortgaged Collateral (including any related personal property) in recordable form within fifteen (15) days of receipt of such notice to the extent that and so long as the Adjusted Appraised Value of the Mortgaged Collateral being released does not exceed ten percent (10%) of the Secured Borrowing Base, and either (1) the Secured Borrowing Base, as reasonably demonstrated by Borrower to Agent, shall equal at least 120% of the Revolving Facility Usage after giving effect to such proposed release, or (2) the Secured Borrowing Base, after giving effect to such proposed release, shall equal at least 105% of the Secured Borrowing Base immediately prior to such release, as reasonably demonstrated by Borrower to Agent, after taking into account additional Collateral in the form of a deposit in a Cash Collateral Account or Additional Mortgaged Collateral or Interim Additional Mortgaged Collateral which the Borrower substitutes in the Secured Borrowing Base in place of the Mortgaged Collateral that is proposed to be released. In the event that, after giving effect to such proposed release, neither of the conditions set forth in clause (1) or (2) above are satisfied, then no release shall be provided unless (i) Agent has received at Borrower’s cost and expense Acceptable Appraisals dated within two (2) months of the proposed date of the release with respect to all Mortgaged Collateral that is to remain in the Secured Borrowing Base after giving effect to such proposed release and (ii) based upon the results of such Acceptable Appraisals, the Revolving Facility Usage shall not exceed the Secured Borrowing Base after giving effect to the proposed release and (iii) there exists no Potential Default or continuing Event of Default and no Event of Default or Potential Default would result after giving effect to such requested release. Each of the Lenders hereby consents to the release of Collateral as set forth above without the necessity of any further action or consent on its part.

                    (g) Sales of Mortgaged Collateral, Releases. Notwithstanding any other provision hereof, after the end of the Due Diligence Period, none of the Loan Parties shall sell, or otherwise transfer any Mortgaged Collateral or any portion thereof unless:

                    (i) the Borrower from time to time notifies Agent of a sale or transfer of such Mortgaged Collateral or portion thereof, requests in writing that the Agent release the Lien it holds for the Lenders on such Mortgaged Collateral or any portion thereof for the purpose of accommodating the customary settlement of home sales or sales of home sites or other real estate to a buyer in the ordinary course of the business of the Loan Parties or in order to accommodate other sales or transfers of real estate parcels which are otherwise permitted hereunder, including bulk sales of real estate parcels or transfers of real estate parcels to Non-Restricted Subsidiaries otherwise permitted hereunder; provided that such notice is accompanied by a certification by the Borrower to the Lenders and Agent that (A) at the time of such notice and after giving effect to such sale or transfer and the use of proceeds thereof, there is and shall exist no Event of Default or Potential Default, and (B) the targeted closing date for such sale or transfer is scheduled for or otherwise expected to occur within forty-five (45) days of the date on which the release is requested; and

                    (ii) the net proceeds of such sale are transferred to the Agent by the settlement agent at the closing of such sale or other transfer for immediate deposit into a Cash Collateral Account, and then applied as instructed by the Borrower (with a copy of such instructions to be provided substantially simultaneously by Borrower to or as directed by Agent) to (1) repay outstanding Revolving Credit Loans, (2) be retained in the Cash Collateral Account as cash collateral for the Obligations, or (3) be transferred to such other account of any Person as the Borrower shall so instruct; provided, however, that if the Revolving Facility Usage exceeds the Secured Borrowing Base at such time or after giving effect to such sale or transfer, all proceeds shall be held in a Cash Collateral Account and not released to the Borrower or any other Loan Party until such time as the Revolving Facility Usage is equal to or less than the Secured Borrowing Base and, in the event that the Revolving Facility Usage still exceeds the Secured

Borrowing Base Borrower after the deposit of such proceeds to a Cash Collateral Account, then Borrower shall further comply with clause (b) above.

To the extent that Borrower has complied with clause (i) above with respect to a sale or other transfer of Mortgaged Collateral or a portion thereof, then the Agent shall provide in escrow to the settlement agent with respect to such sale or transfer a release of its Liens on such Mortgaged Collateral or such portion thereof (including any related personal property) in recordable form within ten (10) days of receipt of notice from the Borrower pursuant to clause (i) above with instructions to the settlement agent that such release may be removed from escrow upon the satisfaction of the transfer of the net proceeds of such sale to Agent as set forth in clause (ii) above. Upon the release of the Agent’s Liens on any portion of the Mortgaged Collateral, such released portion of the Mortgaged Collateral shall no longer be included in the calculation of the Secured Borrowing Base or reflected in the next Borrowing Base Certificate to be delivered by the Borrower. Each of the Lenders hereby consents to the release of Collateral as set forth above without the necessity of any further action or consent on its part.

                    (h) Releases. So long as there exists no Potential Default or continuing Event of Default and no Event of Default or Potential Default would result after giving effect to such release, Agent on behalf of the Lenders shall provide a release in recordable form of their Liens on any real property of any of the Loan Parties on which the Loan Parties are not able to satisfactorily complete the Due Diligence Tasks or which real property does not otherwise meet the requirements to become Qualified Real Property or which real property is rejected for other reasons by the Agent for inclusion in the Mortgaged Collateral, including any parcels in the Proposed Initial Mortgaged Collateral that are not included in the Initial Mortgaged Collateral; and, in connection with any release given by Agent in connection with any of the foregoing or in connection with any other provision of this Section 7.2.10, each Lender hereby consents thereto without the necessity of any further action on the part of Agent or any Loan Party, and the Agent shall execute and deliver to Borrower, Hovnanian or such other Loan Party all documents that Borrower, Hovnanian or such other Loan Party shall reasonably request to evidence such release. The Loan Parties may withdraw cash and cash equivalents from the Cash Collateral Accounts and close Cash Collateral Accounts, at any time and from time to time, so long as there exists no Potential Default or continuing Event of Default and no Event of Default or Potential Default would result after giving effect to such withdrawal or closure; and, all such cash and cash equivalents withdrawn and all such Cash Collateral Accounts closed in compliance therewith are hereby released without any further action of Agent or any of the Lenders.

                    7.2.11 Minimum CTNW.

                              (i) The Loan Parties shall not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter-end (commencing with the fiscal quarter ending January, 2008) and thereafter prior to the end of the Due Diligence Period to be less than $650,000,000.

                              (ii) At any time after the end of the Due Diligence Period, the Loan Parties shall either not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than (A) $650,000,000 plus the sum of (1) 50% of Hovnanian’s consolidated net income (calculated and consolidated in accordance with GAAP and not accounting for the reversal of any Deferred Tax Valuation Allowance) for each fiscal quarter commencing after the Due Diligence Period and thereafter in which net income was earned (as opposed to a net loss), (2) 100% of the amount of any reversal of any Deferred Tax Valuation Allowance made in any fiscal quarter commencing after the Due Diligence Period, and (3) 75% of the proceeds (less costs of issuance) of any issuance or sale of equity of Hovnanian (including Qualified Preferred Equity) to any Person other than a Loan Party during each fiscal quarter commencing after the Due Diligence Period and thereafter (such sum, the “Additional Minimum Equity Amount”), or (B) $400,000,000, plus the Additional Minimum Equity Amount at such time; provided that, in the event this clause (B) is applicable as of the last day of any fiscal quarter, (1) the Alternative Secured Borrowing Base shall be in effect until the last day of the succeeding fiscal quarter, (2) no Loan Party shall make any prepayment of principal of any Subordinated Indebtedness or any other unsecured Indebtedness of any Loan Party through the last day of the succeeding fiscal quarter, and (3) the Revolving Credit Commitments shall be permanently reduced to $600,000,000 unless the Revolving Credit Commitments have been reduced pursuant to Section 7.2.13(ii) in which event the Revolving Credit Commitments shall be permanently reduced to $300,000,000.

                    7.2.12 Leverage Ratio.

                              (i) At any time during the Due Diligence Period, the Loan Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter, commencing with the last day of the fiscal quarter ending on January 31, 2008, to exceed 5.00 to 1.0,

                              (ii) At any time after the Due Diligence Period has ended, if the Leverage Ratio as of the last day of any fiscal quarter is greater than 5.00 to 1.0, (i) the Alternative Secured Borrowing Base shall be in effect until the last day of the succeeding fiscal quarter, (ii) no Loan Party shall make any prepayment of principal of any Subordinated Indebtedness or any other unsecured Indebtedness of any Loan Party during the next fiscal quarter and (iii) the Revolving Credit Commitments shall be permanently reduced to $600,000,000 unless the Revolving Credit Commitments have been reduced pursuant to Section 7.2.13(ii) in which event the Revolving Credit Commitments shall be permanently reduced to $300,000,000.

                    7.2.13 Fixed Charge Coverage Ratio Triggers.

                              (i) If the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter ending on or after July, 2008, is less than 1.50 to 1.0, then the Operating Cash Flow Coverage Ratio as of such date shall be in excess of 1.50 to 1.0 unless Liquidity as of such date is in excess of $200,000,000.

                              (ii) If the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter ending October, 2009, or thereafter is less than 1.25 to 1.0, then the Revolving Credit Commitments effective as of such date shall be permanently reduced by 50%.

                    7.2.14 Inventory Limits.

                    (a) The Loan Parties shall not permit:

                              (i) The Dollar value of Unentitled Land to exceed the lesser of twenty percent (20%) of Consolidated Tangible Net Worth or $200,000,000, as calculated as of the end of each fiscal quarter; or

                              (ii) The Dollar value of Finished Lots and Land under Development plus Unentitled Land to exceed 1.25 times the sum of (A) Consolidated Tangible Net Worth plus (B) $200,000,000, as calculated as of the end of each fiscal quarter.

                    (b) If as of the last day of any fiscal quarter, the number of Unsold Dwelling Units exceeds 50% of the aggregate number of Sold Dwelling Units and Unsold Dwelling Units, the Loan Parties shall not begin construction of any new Unsold Dwelling Units commencing on the date the Compliance Certificate is due with respect to such fiscal quarter in accordance with Section 7.3.3.1 until the number of Unsold Dwelling Units is less than 50% of the aggregate number of Sold Dwelling Units and Unsold Dwelling Units as reasonably determined by Borrower in a accordance with a revised calculation provided in writing by Borrower to Agent.

                    7.2.15 Fiscal Year.

                    The Loan Parties shall not change their fiscal year from the twelve-month period ending October 31.

                    7.2.16 Changes in Subordinated Debt Documents, No Payment, No Collateral for Senior Notes or Subordinated Debt.

                    The Loan Parties shall not amend or modify any provisions of the documents relating to the Subordinated Debt without providing at least ten (10) calendar days’ prior written notice to the Agent, and, if the same would adversely affect the interests of the Agent and the Lenders in any material respect, obtaining the prior written consent of the Required Lenders. No Loan Party shall directly or indirectly make any payment on the Subordinated Debt which would violate the provisions of any applicable subordination agreement or provision. Neither the Senior Notes nor the Subordinated Debt shall become secured.

          7.3 Reporting Requirements.

          The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and under the other Loan Documents (other than any contingent indemnity obligations not then due) and termination of the Commitments, they shall, and shall cause the other Loan Parties to, to the extent applicable, furnish or cause to be furnished to the Agent:

                    7.3.1 Quarterly Financial Statements.

                    As soon as available and in any event within fifty-five (55) calendar days after the end of each of the first three fiscal quarters in each fiscal year of Hovnanian, financial statements of Hovnanian, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of Hovnanian as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The Loan Parties will be deemed to have complied with the delivery requirements of this Section 7.3.1 if within fifty-five (55) days after the end of their fiscal quarter, the Borrower delivers to the Agent a copy of Hovnanian’s Form 10-Q as filed with the SEC and the financial statements contained therein meets the requirements described in this Section 7.3.1.

                    7.3.2 Annual Financial Statements.

                    As soon as available and in any event within ninety (90) days after the end of each fiscal year of Hovnanian, financial statements of Hovnanian consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents or cause or constitute an Event of Default. The Loan Parties will be deemed to have complied with the delivery requirements of this Section 7.3.2 if within ninety (90) days after the end of Hovnanian’s fiscal year, the Borrower delivers to the Agent a copy of Hovnanian’s Annual Report and Form 10-K as filed with the SEC and the financial statements and separately delivers the above-referenced certification of public accountants.

                    7.3.3 Certificates of the Borrower.

                              7.3.3.1 Compliance Certificate. Concurrently with the financial statements of Hovnanian furnished to the Agent and to the Lenders pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements]:

                              (a) a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of the Borrower, substantially in the form of Exhibit 7.3.3.1 (each a “Compliance Certificate”), to the effect that, except as described pursuant to Section 7.3.4 [Notice of Default], (i) the representations and warranties of the Loan Parties contained in Section 5.1 [Representations and Warranties] and in the other Loan Documents are true and correct in all material respects on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time), (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2 [Negative Covenants].

                              (b) summary consolidated financial statements for each of (i) the Non-Restricted Persons as a group and (ii) the Borrower, Hovnanian and the Restricted Subsidiaries as a group; provided that the statements provided in footnote 20 entitled “Financial Information of Subsidiary Issuer and Subsidiary” of the Borrower’s consolidated financial statements in Form 10-K and in footnote 16 in Form 10-Q shall be deemed to satisfy this requirement;

                              (c) summary financial statements for each Joint Venture in which any Loan Party has a Subsidiary Investment greater than an amount equal to 4% of Adjusted Tangible Net Worth as of the last day of the previous fiscal quarter of Hovnanian; and

                              (d) to the extent not previously disclosed in writing to the Agent, a report of any changes to Schedule 1.1(C) including changes arising under Section 2.11 [Designation of Subsidiaries and Release of Guarantors].

                              7.3.3.2 Borrowing Base Certificate, Inventory Updates.

                              (a) As soon as available, but not later than fifty-five (55) days after the end of each month, a Borrowing Base Certificate as of the end of such month, appropriately completed, executed and delivered by an Authorized Officer, together with a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of the Borrower, substantially in the form of Exhibit 7.3.3.2(A), reflecting the Unsecured Borrowing Base, or Exhibit 7.3.3.2(B), reflecting the Secured Borrowing Base, as applicable, to the effect that, except as described pursuant to Section 7.3.4 [Notice of Default], no Event of Default or Potential Default exists and is continuing on the date of such Borrowing Base Certificate; provided, however, the Borrowing Base Certificate delivered with respect to the month of October, in any year, may be in draft form, subject to change as a result of the year-end audit, but in no event shall be executed and delivered in final form later than ninety (90) days after the end of such fiscal year.

                              (b) As soon as available and in any event within thirty (30) calendar days after the end of each month occurring after the Due Diligence Period has ended, a draft of the Borrowing Base Certificate reflecting preliminary calculations of the prior month’s Secured Borrowing Base. Such draft Borrowing Base Certificate shall be finalized within 55 days of such month-end and reflected in the Borrowing Base Certificate required pursuant to clause (a) above.

                              (c) As soon as available and in any event within twenty (20) calendar days after the end of each month, a report setting forth for such month actual new home sales, closings, cancellations, and backlog for Hovnanian on a consolidated basis.

                    7.3.4 Notice of Default.

                    Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer or principal accounting officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

                    7.3.5 Notice of Litigation.

                    Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party that involve a claim or series of claims in excess of $10,000,000 which is not covered by insurance or which could reasonably be expected to constitute a Material Adverse Change.

                    7.3.6 Notice of Change in Debt Rating.

                    Within two (2) Business Days after any Qualified Rating Agency announces a change in Hovnanian’s Debt Rating, notice of such change. Hovnanian will deliver together with such notice a copy of any written notification which Hovnanian received from the applicable rating agency regarding such change of Debt Rating.

                    7.3.7 Budgets, Forecasts, Other Reports and Information.

                    Promptly upon their becoming available to any Loan Party:

                              (i) any reports, notices or proxy statements generally distributed by Hovnanian to its stockholders,

                              (ii) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by Hovnanian with the SEC, and

                              (iii) such other reports and information as the Agent may from time to time reasonably request. The Loan Parties shall also notify the Agent promptly of the enactment or adoption of any Law which could reasonably be expected to constitute a Material Adverse Change.

                    7.3.8 Notices Regarding Plans and Benefit Arrangements.

                              7.3.8.1 Certain Events. Promptly after learning of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of any of the following events, or series of such events, if, individually or in the aggregate, any liabilities or penalties resulting from such event(s) could reasonably be expected to result in a Material Adverse Change:

                              (i) any Reportable Event with respect to any Plan,

                              (ii) any Prohibited Transaction which could subject any Loan Party or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                              (iii) any withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA or assertion by a Multiemployer Plan that such a withdrawal has occurred,

                              (iv) any cessation of operations (by any Loan Party or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                              (v) withdrawal by any Loan Party or any other member of the ERISA Group from a Plan in the circumstances described in Section 4063 of ERISA or the termination of such Plan in the circumstances described in Section 4064 of ERISA,

                              (vi) a failure to make any required contribution to a Plan or the creation of any Lien in favor of the PBGC or a Plan,

                              (vii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                              (viii) the distress termination of a Plan, under Title IV of ERISA, which has insufficient assets to pay all liabilities.

                              7.3.8.2 Notices of Involuntary Termination and Annual Reports. Promptly after receipt thereof, copies of (a) all notices received by any Loan Party or any other member of the ERISA Group of the PBGC’s intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Lender each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by any Loan Party or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by any Loan Party or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                              7.3.8.3 Notice of Voluntary Termination. Where a termination of any Plan would result in a Material Adverse Change, promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

8. DEFAULT

          8.1 Events of Default.

          An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                    8.1.1 Payments Under Loan Documents.

                    The Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when such principal is due hereunder or (ii) any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                    8.1.2 Breach of Warranty.

                    Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                    8.1.3 Breach of Certain Negative Covenants.

                    Any of the Loan Parties shall default in the observance or performance of any covenant contained in Sections 7.2.10 [Borrower Base], 7.2.11 [Minimum CTNW], 7.2.12 [Leverage Ratio], 7.2.13 [Fixed Charge Coverage Ratio Triggers] or 7.2.14 [Inventory Limits];

                    8.1.4 Breach of Other Covenants.

                    Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) Business Days after notice to the Borrower from the Agent;

                    8.1.5 Defaults in Other Agreements or Indebtedness.

                    Either (i) a default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness (excluding any surety bonds) under which any Loan Party may be obligated as a borrower or guarantor in excess of $25,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend, or (ii) draws shall be made on surety bonds in excess of $25,000,000in the aggregate issued on behalf of any Loan Party and such Loan Party shall fail to reimburse the providers thereof within 60 days after the date of the applicable draws;

                    8.1.6 Final Judgments or Orders.

                    Any final judgments or orders for the payment of money in excess of $25,000,000 in the aggregate (excluding amounts covered by insurance with respect to which the relevant insurer acknowledges such coverage) shall be entered against any Loan Party by a court having jurisdiction, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

                    8.1.7 Loan Document Unenforceable.

                    Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms or as permitted under the Loan Documents) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by the Loan Parties or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                    8.1.8 Uninsured Losses; Proceedings Against Assets.

                    Any of the Loan Parties’ assets come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter and could reasonably be expected to constitute a Material Adverse Change;

                    8.1.9 Notice of Lien or Assessment.

                    Any taxes or debts owing in excess of $25,000,000 in the aggregate at any time or times hereafter to any of the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC become payable and the same are not paid within thirty (30) days after the same become payable, except to the extent that such taxes or debts are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other provisions, if any, required by GAAP have been made;

                    8.1.10 Insolvency.

                    Any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.10 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                    8.1.11 Events Relating to Plans and Benefit Arrangements.

                    Any of the following occurs: (i) any Reportable Event with respect to a Plan, which the Agent reasonably determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent reasonably determines in good faith that the amount of any Loan Party’s liability is likely to result in a Material Adverse Change; (v) any

“accumulated funding deficiency” (as defined in Section 302 of ERISA) shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any other member of the ERISA Group, (vi) any Loan Party or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) any Loan Party or any other member of the ERISA Group shall incur any liability in connection with a withdrawal from a Multiemployer Plan; (viii) any Loan Party or any other member of the ERISA Group shall withdraw under Section 4063 of ERISA (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), the Agent reasonably determines in good faith that any such occurrence, together with all other such events, would be reasonably likely to result in a Material Adverse Change;

                    8.1.12 Change of Control.

                    (i) Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) 40% or more of the voting capital stock of Hovnanian; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period, or who were nominated by a majority of such directors, shall cease to constitute a majority of the board of directors of the Borrower;

                    8.1.13 Involuntary Proceedings.

                    A proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.14 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                    8.1.14 Voluntary Proceedings.

                    Any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.15 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

          8.2 Consequences of Event of Default.

                    8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

                    If an Event of Default specified under Sections 8.1.1 [Payments Under Loan Documents] through 8.1.13 [Change of Control] shall occur and be continuing, the Lenders and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Lenders, and grants to the Agent and the Lenders a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default, the Agent shall return such cash collateral to the Borrower; and

                    8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

                    If an Event of Default specified under Section 8.1.14 [Involuntary Proceedings] or 8.1.15 [Voluntary Proceedings] shall occur, the Lenders shall be under no further obligations to make Loans or issue Letters of Credit hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and the Borrower shall upon such occurrence, deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Lenders, and grants to the Agent and the Lenders a security interest in, all such cash as security for such Obligations; and

                    8.2.3 Set-off.

                    If an Event of Default shall occur and be continuing, any Lender to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Lender which has agreed in writing to be bound by the provisions of Section 9.13 [Equalization of Lenders] and any branch, Subsidiary or Affiliate of such Lender or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all past-due Loans and all other past-due Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Lender or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Lender or participant or such branch, Subsidiary or Affiliate; and

                    8.2.4 Suits, Actions, Proceedings.

                    If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 8.2 [Consequences of Event of Default], the Agent or any Lender, if owed any amount with respect to the

Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Lender; and

                    8.2.5 Application of Proceeds.

                    From and after the date on which the Agent has taken any action pursuant to this Section 8.2 [Consequences of Event of Default] and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from the exercise of any remedy by the Agent, shall be applied as follows:

                              (i) first, to reimburse the Agent and the Lenders for out-of-pocket costs, expenses and disbursements, including reasonable attorneys’ and paralegals’ fees and legal expenses, incurred by the Agent or the Lenders in connection with collection of any Obligations of any of the Loan Parties under any of the Loan Documents;

                              (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Lenders incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                              (iii) the balance, if any, as required by Law.

                    8.2.6 Other Rights and Remedies.

                    In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Agent and the Lenders under the Loan Documents or applicable Law.

9. THE AGENT

          9.1 Appointment.

          Each Lender hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents. Each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Lenders to the extent provided in this Agreement.

          9.2 Delegation of Duties.

          The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 9.5

[Reimbursement and Indemnification of Agent by the Borrower] and 9.6 [Exculpatory Provisions; Limitation of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

          9.3 Nature of Duties; Independent Credit Investigation.

          The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Lender expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Lender; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

          9.4 Actions in Discretion of Agent; Instructions From the Lenders.

          The Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Agent’s rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders, subject to Section 9.6 [Exculpatory Provisions; Limitation of Liability]. Subject to the provisions of Section 9.6 [Exculpatory Provisions; Limitation of Liability], no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders, or in the absence of such instructions, in the absolute discretion of the Agent.

          9.5 Reimbursement and Indemnification of Agent by the Borrower.

          The Borrower unconditionally agrees to pay or reimburse the Agent, its Affiliates and their respective directors, officers, employees, agents and advisors and hold such Persons harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), incurred by such Persons (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii)

relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Persons, in their capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Persons hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from such Persons’ gross negligence or willful misconduct or from the gross negligence or willful misconduct of any of such Person’s Affiliates, directors, officers, employees, agents or advisors, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, after the occurrence and during the continuance of an Event of Default, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

          9.6 Exculpatory Provisions; Limitation of Liability.

          Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Lender, the Agent or any of their respective Subsidiaries against the Agent, any Lender or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties (for itself and on behalf of each of its Subsidiaries), the Agent and each Lender hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. The Agent shall promptly distribute to each Lender copies of financial statements delivered by the Borrower pursuant to Section 7.3.1 and Section 7.3.2 and the Borrowing Base Certificates delivered pursuant to Section 7.3.3.2. Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or given to the Agent for the account of or with copies for the Lenders, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Lender with credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

          9.7 Reimbursement and Indemnification of Agent by Lenders.

          Each Lender agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), its Affiliates and their respective directors, officers, employees, agents and advisors in proportion to such Lender’s Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys’ fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Persons, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Persons hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from such Persons’ gross negligence or willful misconduct, or (b) if such Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Lender shall remain liable to the extent such failure to give notice does not result in a loss to the Lender), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Lender, which shall not be unreasonably withheld. In addition, each Lender agrees promptly upon demand to reimburse such Persons (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent’s periodic audit of the Loan Parties’ books, records and business properties.

          9.8 Reliance by Agent.

          The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, electronic mail, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          9.9 Notice of Default.

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Agent receives such a notice, it shall give notice thereof to the Lenders.

          9.10 Notices.

          The Agent shall promptly send to each Lender a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Lenders of each change in the Base Rate and the effective date thereof.

          9.11 Lenders in Their Individual Capacities; Agents in its Individual Capacity.

          With respect to its Revolving Credit Commitment, the Revolving Credit Loans made by it and any other rights and powers given to it as a Lender hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Lender, as though such Lender were not a Lender hereunder, in each case without notice to or consent of the other Lenders. The Lenders acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          9.12 Holders of Notes.

          The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          9.13 Equalization of Lenders.

          The Lenders and the holders of any participations in any Commitments or Loans or other rights or obligations of a Lender hereunder agree among themselves that, with respect to all amounts received by any Lender or any such holder for application on any Obligation hereunder or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker’s lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders and such holders in proportion to their interests in payments on the Loans, except as otherwise provided in Section 3.4.3 [Agent’s and Lender’s Rights], 4.4.2 [Replacement of a Lender] or 4.6 [Additional Compensation in Certain Circumstances]. The Lenders or any such holder receiving any such amount shall purchase for cash from each of the other Lenders an interest in such Lender’s Loans in such amount as shall result in a ratable participation by the Lenders and each such holder in the aggregate unpaid amount of the Loans, provided that if all or any portion of such excess amount is thereafter recovered from the Lender or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Lender or the holder making such purchase.

          9.14 Successor Agent.

          The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Lenders (if the Agent is a Lender, the Agent’s Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by Section 4.4.2 [Replacement of a Lender], in either case of (i) or (ii) by giving not less than thirty (30) days’ prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent’s notice to the Lenders of its resignation, then the Agent shall appoint from among the Lenders, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Lenders appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term “Agent” shall mean such successor agent, effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

          9.15 Agent’s Fee.

          The Borrower shall pay to the Agent the nonrefundable fee (the “Agent’s Fee”) under the terms of a fee letter (the “Fee Letter”) between the Borrower and Agent, as amended from time to time.

          9.16 Availability of Funds.

          The Agent may assume that each Lender has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Lender on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Lenders and whether such funding occurs before or after the time on which Lenders are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

          9.17 Calculations.

          In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, fees or any other amounts due to the Lenders under this Agreement. In the event an error in computing any amount payable to any Lender is made, the Agent, the Borrower and each affected Lender shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

          9.18 Beneficiaries.

          Except as expressly provided herein, the provisions of this Section 9 [The Agent] are solely for the benefit of the Agent and the Lenders, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

10. MISCELLANEOUS

          10.1 Modifications, Amendments or Waivers.

          With the written consent of the Required Lenders, the Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that, without the written consent of all the Lenders, no such agreement, waiver or consent may be made which will:

                    10.1.1 Increase of Commitments.

                    Increase the amount of the aggregate Revolving Credit Commitments other than as provided pursuant to Section 2.12 (except that the amount set forth in Section 2.12.1(iii) may not be increased without the consent of all Lenders);

10.1.2	Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment; Release of Collateral.

                    Subject to Section 2.10 [Extension by Lenders of the Expiration Date], but whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration Date), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, or otherwise directly affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Lender, or release any material portion of any collateral granted as security for the Obligations (except as expressly provided for herein);

                    10.1.3 Release of Borrower.

                    Consent to the assignment or transfer by the Borrower of its rights and Obligations under (or in respect of) the Loan Documents or otherwise release the Borrower from its Obligations under the Loan Documents; or

                    10.1.4 Miscellaneous

                    Amend Section 2.11.1 [Release of Guarantors], 4.2 [Pro Rata Treatment of Lenders], 9.6 [Exculpatory Provisions; Limitation of Liability], 9.13 [Equalization of Lenders] or this Section 10.1 [Modifications, Amendments or Waivers] change the pro rata treatment of the Lenders, change the definition of Required Lenders, or change any requirement providing for the Lenders or the Required Lenders to authorize the taking of any action hereunder;

provided, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent shall be effective without the written consent of the Agent and provided further, that no provision of Sections 2.1.2 [Swing Loan Commitment], 2.4.2 [Swing Loan Requests], 2.5.2 [Making Swing Loans], 2.6 [Swing Loan Note], 2.8 [Borrowings to Repay Swing Loans] and 4.8 [Settlement Date Procedures] may be amended or modified without the consent of PNC Bank, and provided further that no increase in the Commitment of any Lender shall be made without the consent of such Lender.

          10.2 No Implied Waivers; Cumulative Remedies; Writing Required.

          No course of dealing and no delay or failure of the Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

          10.3 Reimbursement and Indemnification of Lenders by the Borrower; Taxes.

          The Borrower agrees unconditionally upon demand to pay or reimburse to each Lender (other than the Agent, as to which the Borrower’s Obligations are set forth in Section 9.5 [Reimbursement and Indemnification of Agent by the Borrower]) and its Affiliates, and their respective directors, officers, employees, agents and advisors and to save such Persons harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each such Person except with respect to (a) and (b) below), incurred by such Person (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Person, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Person hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Person’s gross negligence or willful misconduct or from the gross negligence or willful misconduct of any of such Person’s Affiliates, directors, officers, employees, agents or advisors, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

          10.4 Holidays.

          Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 3.2 [Interest Periods] with respect to Interest Periods under the LIBOR Rate Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

          10.5 Funding by Branch, Subsidiary or Affiliate.

                    10.5.1 Notional Funding.

                    Each Lender shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan to which the LIBOR Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation (including pursuant to Section 4.6 [Additional Compensation in Certain Circumstances]) than it would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to such Lender’s actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

                    10.5.2 Actual Funding.

                    Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this Section 10.5.2. If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, but in no event shall any Lender’s use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Section 4.6 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

          10.6 Notices.

          Any notice, request, demand, direction or other communication (for purposes of this Section 10.6 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes means of electronic transmission (i.e., “e-mail”) or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a “Website Posting”) if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 10.6 in accordance with this Section 10.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 10.6. Any Notice shall be effective:

                              (i) In the case of hand-delivery, when delivered;

                              (ii) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

                              (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or overnight courier delivery of a confirmatory notice (received at or before noon on such next Business Day);

                              (iv) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

                              (v) In the case of electronic transmission, when actually received;

                              (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 10.6; and

                              (vii) If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to a Loan Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

          10.7 Severability.

          The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          10.8 Governing Law.

          Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of

Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New York, and the balance of this Agreement shall be and the rights and obligations of the parties under this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

          10.9 Prior Understanding.

          This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

          10.10 Duration; Survival.

          All representations and warranties of the Borrower and Hovnanian contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Borrower and Hovnanian contained in Sections 7.1 [Affirmative Covenants], 7.2 [Negative Covenants] and 7.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in Section 4 [Payments] and Sections 9.5 [Reimbursement and Indemnification of Agent by the Borrower], 9.7 [Reimbursement and Indemnification of Agent by Lenders] and 10.3 [Reimbursement and Indemnification of Lenders by Borrower; Taxes], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

          10.11 Successors and Assigns.

                    10.11.1 This Agreement shall be binding upon and shall inure to the benefit of the Lenders, the Agent, the Loan Parties a party hereto and their respective successors and assigns, except that none of the Loan Parties a party hereto may assign or transfer any of its rights and obligations hereunder or any interest herein. Each Lender may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld or delayed provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, (B) in the case of an assignment by a Lender to an Affiliate of such Lender, or (C) in respect of the sale of a participation, (2) any assignment by a Lender to a Person other than an Affiliate of such Lender may not be made in amounts less than the lesser of $10,000,000 or the amount of the assigning Lender’s Commitment and (3) no consent of the Agent shall be required in the case of an assignment by a Lender to an Affiliate of such Lender. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Lender hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee, if such assignee requests such a Note in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Lender, if the assigning Lender requests such a Note, in an amount equal to the Revolving Credit Commitment or retained by it hereunder. Any Lender which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Lender shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 [Set-off] (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1 [Increase of Commitment, Extension of Expiration Date], or 10.1.2 [Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment]), all of such Lender’s obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Lender had not sold such participation.

                    10.11.2 Each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or participant of a Lender) shall deliver to the Borrower and the Agent a Withholding Certificate as described in Section 10.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Lender may furnish any publicly available information concerning Hovnanian or any Loan Party and any other information concerning Hovnanian or any Loan Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.12 [Confidentiality].

                    10.11.3 Notwithstanding any other provision in this Agreement, any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note (if any) and the other Loan Documents to any Federal Reserve Lender in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Lender of its obligations hereunder or under any other Loan Document.

          10.12 Confidentiality.

                    10.12.1 General.

                    The Agent and the Lenders each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Lenders shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to Moody’s, Standard & Poor’s and similar rating agencies, (iii) to assignees and participants as contemplated by Section 10.11 [Successors and Assigns], and prospective assignees and participants subject to an agreement of such Persons to maintain the confidentiality, (iv) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (v) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (vi) if the Borrower shall have consented to such disclosure.

                    10.12.2 Sharing Information With Affiliates of the Lenders.

                    Each Loan Party a party hereto acknowledges that from time to time financial advisory, investment banking and other services (including the provision of swaps, derivatives, securitizations or other financial products) may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties a party hereto hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of Section 10.12 [Confidentiality] as if it were a Lender hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

          10.13 Counterparts.

          This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

          10.14 Agent’s or Lender’s Consent.

          Whenever the Agent’s or any Lender’s consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, unless specifically otherwise provided herein, the Agent and each Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

          10.15 Exceptions.

          The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

          10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

          EACH LOAN PARTY A PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 [NOTICES] AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY A PARTY HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY A PARTY HERETO, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

          10.17 Certifications From Lenders and Participants.

                    10.17.1 Tax Withholding Clause.

                    Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or participant of a Lender) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under §1.1441-1(c)(16) of the Income Tax Regulations (“Regulations”)) certifying its status (i.e., U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. Such delivery may be made by electronic transmission as described in §1.1441-1(e)(4)(iv) of the Regulations if the Agent establishes an electronic delivery system. The term “Withholding Certificate” means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under §1.1441-1(e)(3) of the Regulations; a statement described in §1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Lender, assignee or participant required to deliver to the Borrower and the Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Lender, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from, United States withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under §1.1441-7(b) of the Regulations. Further, the Agent is indemnified under §1.1461-1(e) of the Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under §1441 of the Internal Revenue Code.

                    10.17.2 USA PATRIOT Act.

                    Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign Lender that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

          10.18 Joinder of Guarantors.

          Any Subsidiary of Hovnanian which is required to join the Guaranty Agreement as a Guarantor pursuant to Section 7.2.7 [Subsidiaries, Partnerships and Joint Ventures] or which is to become, a Restricted Subsidiary shall execute and deliver to the Agent or the Agent’s counsel (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor the Guaranty Agreement; and (ii) at the request of the Agent or its counsel, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] modified as appropriate to relate to such new Guarantor. Hovnanian and Borrower shall deliver such Guarantor Joinder and any related documents that the Agent or its counsel may reasonably request to the Agent or its counsel after the formation thereof and its designation as a Restricted Subsidiary; such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

          10.19 Concerning Agent Terms.

          Notwithstanding anything contained herein which may be construed to the contrary, none of the Syndication Agents, the Documentation Agents, Co-Managing Agents and the Joint Lead Arrangers and Joint Book Runners shall exercise any of the rights or have any of the responsibilities of the Agent hereunder, or any other rights or responsibilities other than their respective rights and responsibilities (if any) as Lenders hereunder.

          10.20 Ratification of Notes and Loan Documents and Existing Obligations.

          This Agreement amends and restates, and supersedes, the Prior Credit Agreement and is in no way intended to constitute a novation of the “Obligations” under the Prior Credit Agreement. On the date this Agreement becomes effective, and subject to the satisfaction (or waiver by Agent in its sole discretion) of all applicable conditions to advances hereunder, all sums owing under the Prior Credit Agreement and the Loan Documents thereunder shall be deemed to be outstanding and owing under, evidenced by, and governed by the terms of this Agreement, the new Notes, and the other Loan Documents.

          10.21 No Reliance on Agent’s Customer Identification Program.

          Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws.

[THIS SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT HAS BEEN AGREED TO BY THE BORROWER, HOVNANIAN, AGENT, AND LENDERS PURSUANT TO AN AMENDMENT, DATED AS OF MARCH 7, 2008, TO WHICH THIS AGREEMENT IS EXHIBIT I]

AMENDMENT

          THIS AMENDMENT (the “Amendment”) is dated as of March 7, 2008, and is made by and among K. HOVNANIAN ENTERPRISES, INC., a California corporation (“Borrower”), HOVNANIAN ENTERPRISES INC., a Delaware corporation (“Hovnanian”), the Lenders party to the Sixth Credit Agreement (defined below), and PNC BANK, NATIONAL ASSOCIATION, as Agent (“Agent”).

WITNESSETH:

          WHEREAS, Borrower, Hovnanian, the Agent and the Lenders (as defined in the Credit Agreement, the “Lenders”) are party to that certain Sixth Amended and Restated Credit Agreement dated as of May 31, 2006 (as heretofore amended, restated, waived, supplemented or modified, the “Sixth Credit Agreement”);

          WHEREAS, Borrower, Hovnanian, the Lenders and the Agent desire to amend the Sixth Credit Agreement as set forth in Exhibit I hereto, subject to the terms and conditions hereof;

          NOW, THEREFORE, the parties hereto, and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

11. Definitions.

          Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Seventh Credit Agreement (defined below).

12. Amendment and Restatement of Credit Agreement and Related Matters.

          The Sixth Credit Agreement and each of the Schedules and Exhibits thereto and each of the “Loan Documents” (as defined therein) are hereby amended and restated in their entirety as set forth on Exhibit I hereto and by the Loan Documents (as defined in the Seventh Credit Agreement) (the “Seventh Credit Agreement”).

13. Effective Date; Certification of the Borrower.

          This Amendment shall be binding, effective and enforceable upon the date (the “Effective Date”) of receipt by the Agent of duly executed counterparts of this Amendment from the Borrower, Hovnanian and the Required Lenders.

14. Governing Law.

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

15. Consent to Jurisdiction.

          Each of the Borrower and Hovnanian (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York, and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Amendment, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Amendment or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed to such party as provided in Schedule 1.1(B) to the Seventh Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Lender’s right to bring any suit, action or other proceeding against the Borrower or Hovnanian or any their respective assets or to serve process on Borrower or Hovnanian by any means authorized by Law.

16. No Novation.

          Each of the Loan Parties and Lenders acknowledge and agree that the amendment and restatement of the Sixth Credit Agreement and the other loan documents related thereto by or in connection with this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Sixth Credit Agreement or any of the other loan documents related thereto. The Sixth Credit Agreement, and the other loan documents related thereto, prior to giving effect to this Amendment, have at all times, since the date of their respective original execution and delivery, remained in full force and effect.

17. Prior Understanding.

          This Amendment and the Seventh Credit Agreement and the Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein or in the Seventh Credit Agreement or the Loan Documents, excluding the Fee Letter as defined in the Seventh Credit Agreement.

18. Counterpart; Telecopy Signatures.

          This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each party hereto acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document format” (“pdf”)) transmission to the Agent of the signature pages hereof purporting to be signed on behalf of such party shall constitute effective and binding execution and delivery hereof by such party.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 28 TO AMENDMENT]

          IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first written.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGE 2 OF 28 TO AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION
as Agent and as a Lender

By:

Name: Douglas G. Paul

Title: Senior Vice President

[SIGNATURE PAGE 3 OF 28 TO AMENDMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name: R. Scott Holtzapple
Title: Senior Vice President

[SIGNATURE PAGE 4 OF 28 TO AMENDMENT]

BANK OF AMERICA, N.A.

By:

Name: Stephen R. Carlson
Title: Vice President

[SIGNATURE PAGE 5 OF 28 TO AMENDMENT]

JPMORGAN CHASE BANK, N.A.

By:

Name: Kimberly L. Turner
Title: Executive Director

[SIGNATURE PAGE 6 OF 28 TO AMENDMENT]

THE ROYAL BANK OF SCOTLAND plc

By:

Name: William McGinty
Title: Senior Vice President

[SIGNATURE PAGE 7 OF 28 TO AMENDMENT]

KEYBANK NATIONAL ASSOCIATION

By:

Name: J. D. Gilbreath
Title: Senior Vice President

[SIGNATURE PAGE 8 OF 28 TO AMENDMENT]

GUARANTY BANK

By:

Name: Ross Evans
Title: Vice President

[SIGNATURE PAGE 9 OF 28 TO AMENDMENT]

SUNTRUST BANK

By:

Name:
Title:

[SIGNATURE PAGE 10 OF 28 TO AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION

By:

Name: Michael Raarup
Title: Senior Vice President

[SIGNATURE PAGE 11 OF 28 TO AMENDMENT]

BNP PARIBAS

By:

Name: Berangere Allen
Title: Vice President

and

By:

Name: Walter Kaplan
Title: Managing Director

[SIGNATURE PAGE 12 OF 28 TO AMENDMENT]

CALYON NEW YORK BRANCH

By:

Name: Robert Smith
Title: Managing Director

and

By:

Name: Brian Myers
Title: Managing Director

[SIGNATURE PAGE 13 OF 28 TO AMENDMENT]

COMERICA BANK

By:

Name: Charles Weddell
Title: Vice President

[SIGNATURE PAGE 14 OF 28 TO AMENDMENT]

WASHINGTON MUTUAL BANK, FA

By:

Name:
Title:

[SIGNATURE PAGE 15 OF 28 TO AMENDMENT]

NATIONAL CITY BANK

By:

Name: Sean Apicella
Title: Assistant Vice President

[SIGNATURE PAGE 16 OF 28 TO AMENDMENT]

CITICORP NORTH AMERICA, INC.

By:

Name: Mark Floyd
Title: Vice President

[SIGNATURE PAGE 17 OF 28 TO AMENDMENT]

SOVEREIGN BANK

By:

Name: T. Gregory Donohue
Title: Senior Vice President

[SIGNATURE PAGE 18 OF 28 TO AMENDMENT]

REGIONS BANK, formerly AmSouth Bank

By:

Name: Ronny Hudspeth
Title: Senior Vice President

[SIGNATURE PAGE 19 OF 28 TO AMENDMENT]

UNION BANK OF CALIFORNIA, N.A.

By:

Name:
Title:

[SIGNATURE PAGE 20 OF 28 TO AMENDMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:

Name: Mikhail Faybusovich
Title: Vice President

and

By:

Name: Laurence Lapeyre
Title: Associate

[SIGNATURE PAGE 21 OF 28 TO THE AMENDMENT]

UBS LOAN FINANCE LLC

By:

Name: Irja B. Otsa
Title: Associate Director, Banking Products Services, US

and

By:

Name: Richard L. Tavrow
Title: Director, Banking Products Services, US

[SIGNATURE PAGE 22 OF 28 TO AMENDMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:

Name: Stephen B. Carlson
Title: Vice President

[SIGNATURE PAGE 23 OF 28 TO AMENDMENT]

CITY NATIONAL BANK

By:

Name: Mary Bowman
Title: Senior Vice President

[SIGNATURE PAGE 24 OF 28 TO AMENDMENT]

CALIFORNIA BANK & TRUST

By:

Name:
Title:

[SIGNATURE PAGE 25 OF 28 TO AMENDMENT]

COMPASS BANK

By:

Name: Johanna Duke Paley
Title: Senior Vice President

[SIGNATURE PAGE 26 OF 28 TO AMENDMENT]

NATIXIS, formerly known as Natexis Banques Populaires

By:

Name: Marie-Edith Dugeny
Title: Managing Director

and

By:

Name: Zineb Bouazzaoui
Title: Associate

[SIGNATURE PAGE 27 OF 28 TO AMENDMENT]

NORTH FORK BANK A DIVISION OF CAPITAL ONE, N.A.

By:

Name: Philip Davi
Title: Senior Vice President

[SIGNATURE PAGE 28 OF 28 TO AMENDMENT]

ACCEPTED AND AGREED:

HOVNANIAN ENTERPRISES, INC.
as a Guarantor

By:

Name: Kevin C. Hake
Title: Senior Vice President and Treasurer

SCHEDULE 1.1(A)(1)

K. HOVNANIAN ENTERPRISES, INC.
PRICING GRID & FEES

(expressed in basis points)

Pricing Grid:

Tier	Adjusted Leverage Ratio	LIBOR Margin	Base Rate Margin	Index Rate Margin	Commitment Fee
I	< 1.75x	200	25	212.5	25
II	> 1.75x - < 2.00x	250	75	262.5	30
III	> 2.00x - < 2.25x	275	100	287.5	35
IV	> 2.25x	350	150	362.5	55

The Applicable Margin, Applicable Commitment Fee Rate, Applicable Letter of Credit Fee Rate, and other pricing relating to the Pricing Grid above shall be recomputed as of the end of each fiscal quarter, commencing with the fiscal quarter of Borrower ending January 31, 2008, based on the Adjusted Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee Rate, the Applicable Letter of Credit Fee Rate or other pricing relating to the Pricing Grid above computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.3.1(a) [Compliance Certificate]; provided, however, that until a Compliance Certificate with respect to the fiscal quarter ending January 31, 2008, has been delivered in accordance with Section 7.3.3.1(a), the Applicable Margin, Applicable Commitment Fee Rate, Applicable Letter of Credit Fee Rate, and other pricing relating to the Pricing Grid above shall be at Tier III as set forth in the Pricing Grid above.

SCHEDULE 1.1(A)(2)

AUTHORIZED OFFICERS AS THE CLOSING DATE

J. Larry Sorsby, Executive Vice-President and Chief Financial Officer
Peter S. Reinhart, Senior Vice-President, General Counsel and Secretary
Kevin C. Hake, Senior Vice-President - Finance and Treasurer
Michael Discafani, Assistant Secretary

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 — Addresses Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name (also Agent):		$58,800,000.00	6.533333333%
PNC Bank, National Association
Address for Notices:
Two Tower Center, 18th Floor
E. Brunswick, NJ 08816
Attention:	Douglas G. Paul
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

Address of Lending Office:
PNC Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, PA 15219
Attention:	Rini Davis
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672

Lender Name:		$75,000,000.00	8.333333333%
Bank of America, N.A.
Address for Notices:
231 S. LaSalle Street
Mail Code IL 1-231-10-35
Chicago, IL 60697
Attention:	Stephen B. Carlson
Telephone:	(312) 828-6405
Telecopy:	(312) 974-4970

Address of Lending Office:
901 Main Street
14th Floor
Dallas, TX 75202
Attention:	Eldred Sholars
Telephone:	(214) 209-3044
Telecopy:	(214) 290-9429

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$75,000,000.00	8.333333333%
Wachovia Bank, National Association
Address for Notices:
Commercial Real Estate Group
2840 Morris Avenue; 3rd Floor
Union, NJ 07083
Attention:	John Powers
Telephone:	(908) 624-2857
Telecopy:	(908) 624-2870

Address of Lending Office:
Commercial Real Estate Group 2840 Morris
Avenue; 3rd Floor Union, NJ 07083
Attention:	John Powers
Telephone:	(908) 624-2857
Telecopy:	(908) 624-2870

Lender Name:		$57,900,000.00	$6.433333333%
JPMorgan Chase Bank, N.A.
Address for Notices:
277 Park Avenue, Floor 3
New York, NY 10172
Attention:	Kimberly Turner
Telephone:	(212) 622-8177
Telecopy:	(646) 534-0574

Address of Lending Office:
277 Park Avenue, Floor 3
New York, NY 10172
Attention:	Donald Shokrian
Telephone:	(212) 622-2166
Telecopy:	(646) 534-0574

Lender Name:		$57,900,000.00	$6.433333333%
The Royal Bank of Scotland plc
Address for Notices:
101 Park Avenue
New York, NY 10178
Attention:	David Apps
Telephone:	(212) 401-3745
Telecopy:	(212) 401-3456

Address of Lending Office:
101 Park Avenue
New York, NY 10178
Attention:	Devia Anand
Telephone:	(212) 401-3552
Telecopy:	(212) 401-3456

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$43,800,000.00	4.866666667%
KeyBank National Association
Address for Notices
1200 Abernathy Road, Suite 1550
Atlanta, GA 30328
Attention:	Jeff V. Aycock
Telephone:	(770) 510-2105
Telecopy:	(770) 510-2195

Address of Lending Office:
KeyBank Real Estate Capital
1200 Abernathy Road, Suite 1550
Atlanta, GA 30328
Attention:	Jacky Krieger
Telephone:	(770) 510-2109
Telecopy:	(770) 510-2195

Lender Name:		$43,800,000.00	4.866666667%
SunTrust Bank
Address for Notices:
8245 Boone Boulevard
Suite 820
Vienna, VA 22182
Attention:	John Wendler
Telephone:	(703) 442-1563
Telecopy:	(703) 442-1570

Address of Lending Office:
10710 Midlothian Turnpike
Richmond, VA 23235
Attn:	DeCar Jeter
Telephone:	(804) 594-1072
Telecopy:	(804) 594-1139

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$34,200,000.00	3.800000000%
Guaranty Bank
Address for Notices:
8333 Douglas Avenue
Dallas, TX 75225
Attention:	Dustin Ortmann
Telephone:	(214) 360-2672
Telecopy:	(214) 360-4892

Address of Lending Office:
8333 Douglas Avenue
Dallas, TX 75225
Attention:	Juanita Vidal
Telephone:	(214) 360-1632
Telecopy:	(214) 360-4852

Lender Name:		$30,000,000.00	3.333333333%
U.S. Bank National Association
Address for Notices:
US Bancorp
Commercial Real Estate
800 Nicollet Mall, 3rd Floor
Minneapolis, MN 55402-7020
Attention:	Leslie Lynch
Telephone:	(612) 303-3595
Telecopy:	(612) 303-2270

Address of Lending Office:
U.S. Bank National Association
800 Nicollet Mall
Minneapolis, MN 55402
Attention:	Michael Raarup
Telephone:	(612) 303-3586
Telecopy:	(612) 303-2270

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$43,800,000.00	4.866666667%
BNP PARIBAS
Address for Notices:
787 Seventh Avenue
New York, NY 10019
Attention:	Duane Helkowski
Telephone:	(212) 841-2940
Telecopy:	(212) 841-3830

Address of Lending Office:
787 Seventh Avenue
New York, NY 10019
Attention:	Wei Monaghan
Telephone:	(212) 841-2980
Telecopy:	(212) 841-2745

Lender Name:		$43,800,000.00	4.866666667%
CALYON New York Branch
Address for Notices:
2200 Ross Avenue, Suite 4400 West
Dallas, TX 75201
Attention:	Robert Smith
Telephone:	(214) 220-2311
Telecopy:	(214) 220-2323

Address of Lending Office:
2200 Ross Avenue, Suite 4400 West
Dallas, TX 75201
Attention:	Darren Abrams
Telephone:	(214) 220-2312
Telecopy:	(214) 220-2323

Lender Name:		$30,000,000.00	3.333333333%
Comerica Bank
Address for Notices:
500 Woodward Avenue MC 3256
Detroit, MI 48226
Attention:	Charles Weddell
Telephone:	(313) 222-3323
Telecopy:	(313) 222-9295

Address of Lending Office:
500 Woodward Avenue MC 3256
Detroit, MI 48226
Attention:	Keshia Boone
Telephone:	(313) 222-9284
Telecopy:	(313) 222-3697

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$27,000,000.00	3.000000000%
Washington Mutual Bank
Address for Notices:
3929 W. John Carpenter Freeway
Suite 100
Irving, TX 75063
Attention:	Brad Johnson
Telephone:	(214) 492-4377
Telecopy:	(972) 870-3603

Address of Lending Office:
620 W. Germantown Pike Suite 200
Plymouth Meeting, PA 19462
Attention:	Chris Heckman
Telephone:	(610) 238-6940
Telecopy:	(610) 828-9657

Lender Name:		$30,000,000.00	3.333333333%
Citicorp North America, Inc.
Address for Notices:
390 Greenwich Street
New York, NY 10013
Attention:	Jeanne M. Craig
Telephone:	(212) 723-9229
Telecopy:	(212) 723-8547

Address of Lending Office:
390 Greenwich Street
New York, NY 10013
Attention:	Michelle J. Liu
Telephone:	(212) 723-4709
Telecopy:	(646) 291-3705

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$30,000,000.00	3.333333333%
National City Bank
Address for Notices:
One South Broad Street
14th Floor
Philadelphia, PA 19107-3304
Attention:	Brian Gallagher
Telephone:	(267) 256-4088
Telecopy:	(267) 256-4001

Address of Lending Office:
One South Broad Street, 14th Floor
Philadelphia, PA 19107-3304
Attention:	William J Lloyd
Telephone:	(267) 256-4059
Telecopy:	(267) 256-4001

Lender Name:		$21,000,000.00	2.333333333%
Sovereign Bank
Address for Notices:
75 State Street
Mail Code MA1 SST 04-11
Boston, MA 02109
Attention:	T. Gregory Donohue
Telephone:	(617) 757-5578
Telecopy:	(617) 757-5653

Address of Lending Office:
75 State Street
Mail Code MA1 SST 04-11
Boston, MA 02109
Attention:	Erin Aslakson
Telephone:	(617) 757-5564
Telecopy:	(617) 757-5652

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$24,000,000.00	2.666666667%
Regions Bank, formerly AmSouth Bank
Address for Notices:
1900 5th Avenue North
Mail Code BAC 15
Birmingham, AL 35203
Attention:	Ronny Hudspeth
Telephone:	(205) 307-4227
Telecopy:	(205) 801-0138

Address of Lending Office:
1900 5th Avenue North
Mail Code BAC 15
Birmingham, AL 35203
Attention:	Daniel McClurkin
Telephone:	(205) 264-4109
Telecopy:	(205) 801-0138

Lender Name:		$18,000,000.00	2.000000000%
Union Bank of California, N.A.
Address for Notices:
350 California Street, 7th Floor
San Francisco, CA 94104
Attention:	Gary Roberts
Telephone:	(415) 705-5035
Telecopy:	(415) 433-7438

Address of Lending Office:
350 California Street, 7th Floor
San Francisco, CA 94104
Attention:	Gary Roberts
Telephone:	(415) 705-5035
Telecopy:	(415) 433-7438

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$30,000,000.00	3.333333333%
Credit Suisse, Cayman Islands Branch
Address for Notices:
Eleven Madison Avenue
New York, NY 10010
Attention:	William O’Daly
Telephone:	(212) 325-1986
Telecopy:	(212) 743-2254

Address of Lending Office:
One Madison Avenue
New York, NY 10010
Attention:	Ed Markowski
Telephone:	(212) 538-3380
Telecopy:	(212) 325-9049

Lender Name:		$30,000,000.00	3.333333333%
UBS Loan Finance LLC
Address for Notices:
UBS AG, Stamford Branch
677 Washington Blvd., 6-South
Stamford, CT 06901
Attention:	Wilfred Saint
Telephone:	(203) 719-4330
Telecopy:	(203) 719-3888

Address of Lending Office:
UBS AG, Stamford Branch
677 Washington Blvd., 6-South
Stamford, CT 06901
Attention:	Anthony Finocchi
Telephone:	(203) 719-3377
Telecopy:	(203) 719-3888

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$21,000,000.00	2.333333333%
LaSalle Bank National Association
Address for Notices:
620 Newport Center Drive
Suite 900
Newport Beach, CA 92660
Attention:	Leticia Ruiz
Telephone:	(949) 219-8968
Telecopy:	(949) 219-8977

Address of Lending Office:
620 Newport Center Drive Suite 900
Newport Beach, CA 92660
Attention:	Russ Ruhnke
Telephone:	(949) 219-8967
Telecopy:	(313) 904-6691

Lender Name:		$15,000,000.00	1.666666667%
City National Bank
Address for Notices:
2001 N. Main Street, Suite 200
Walnut Creek, CA 94596
Attention:	Mary Bowman
Telephone:	(925) 274-2793
Telecopy:	(925) 274-2758

Address of Lending Office:
2001 N. Main Street, Suite 200
Walnut Creek, CA 94596
Attention:	Xavier Barrera
Telephone:	(925) 274-2783
Telecopy:	(925) 274-2758

Lender Name:		$12,000,000.00	1.333333333%
California Bank & Trust
Address for Notices:
2929 N. Central Avenue Suite 1200
Phoenix, AZ 85012
Attention:	Stephanie L. Lantz
Telephone:	(602) 241-2227
Telecopy:	(602) 230-1345

Address of Lending Office:
2929 N. Central Avenue Suite 1200
Phoenix, AZ 85012
Attention:	Stephanie L. Lanty
Telephone:	(602) 241-2227
Telecopy:	(602) 230-1345

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:		$12,000,000.00	1.333333333%
Compass Bank
Address for Notices:
15 South 20th Street, 15th Floor
Birmingham, AL 35233
Attention:	Johanna Duke Paley
Telephone:	(205) 297-3851
Telecopy:	(205) 297-7994

Address of Lending Office:
15 South 20th Street
Birmingham, AL 35233
Attention:	Jamie McClure
Telephone:	(205) 297-3297
Telecopy:	(205) 297-3901

Lender Name:		$21,000,000.00	2.333333333%
NATIXIS, formerly known as Natexis Banques Populaires
Address for Notices:
1251 Avenue of the Americas - 34th Floor
New York, NY 10020
Attention:	Marie-Edith Dugeny
Telephone:	(212) 872-5132
Telecopy:	(212) 354-9095

Address of Lending Office:
1251 Avenue of the Americas - 34th Floor
New York, NY 10020
Attention:	Zineb Bouazzaoui
Telephone:	(212) 872-5081
Telecopy:	(212) 354-9095

Lender Name:		$15,000,000.00	1.666666667%
North Fork Bank
Address for Notices:
275 Broadhollow Road
Melville, NY 11747
Attention:	Philip A. Davi
Telephone:	(631) 531-2388
Telecopy:	(631) 531-2752

Address of Lending Office:
275 Broadhollow Road
Melville, NY 11747
Attention:	Enrico Panno
Telephone:	(631) 531-2395
Telecopy:	(631) 531-2752

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share

Total	$900,000,000.00	100.00%

AGENT:
Name:	Douglas G. Paul, Senior Vice President
Address:	PNC Bank, National Association
Two Tower Center, 18th Floor
East Brunswick, NJ 08816
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

BORROWER:
Name:	K. HOVNANIAN ENTERPRISES, INC.
Address:	110 West Front Street
Red Bank, NJ 07701
Attention:	Kevin C. Hake
Telephone:	(732) 747-7800
Telecopy:	(732) 747-6835

GUARANTORS:
Name:	[name of Guarantor]
Address:	c/o K. Hovnanian Enterprises, Inc.
110 West Front Street
Red Bank, NJ 07701
Attention:	Kevin C. Hake
Telephone:	(732) 747-7800
Telecopy:	(732) 747-6835

SCHEDULE 1.1(C)

LISTING OF RESTRICTED SUBSIDIARIES, JOINT VENTURES AND NON-RESTRICTED
PERSONS AND CORPORATE OFFICE SUBSIDIARIES

Attached

TYPE OF ENTITY	ENTITY NAME	STATE OF FORMATION	PARENT NAME	% (IF NOT LISTED THEN 100)	ADDITIONAL PARENT	% OF ADDITIONAL MEMBER	FEIN #	State ID #

OTHER; Joint Venture; LLC	JAEGER ROAD 530, L.L.C.	CA	K. Hovnanian Forecast Homes, Inc	50/50 voting, but more like 90/10 (Hov/AKT) in terms of equity invested	AKT Jaeger 530 LLC (commercial developer) and managing member	50%
OTHER; Joint Venture; LLC	77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE	K. Hovnanian 77 Hudson Street Investments, L.L.C.	20%	Falcon Hudson, L.L.C. (Limited member)	80%
OTHER; Joint Venture; LLC	BRIGHTON HOMES AT WALDEN MANAGEMENT, L.L.C.	DE	K. Hovnanian of Houston II, L.L.C.	50%	BHHO, ltd.	50%
OTHER; Joint Venture; LLC	HOVSTONE HOLDINGS, L.L.C.	DE	K. Hovnanian T&C Investment, L.L.C.	20%	BRE/Hovstone, L.L.C.	80%
OTHER; Joint Venture; LLC	HOVSTONE PROPERTIES FLORIDA, L.L.C.	DE	Hovstone Holdings, L.L.C.
OTHER; Joint Venture; LLC	HOVSTONE PROPERTIES ILLINOIS, L.L.C.	DE	Hovestone Holdings, L.L.C.
OTHER; Joint Venture; LLC	HOVSTONE PROPERTIES MINNESOTA, L.L.C.	DE	Hovestone Holdings, L.L.C.
OTHER; Joint Venture; LLC	MSHOV HOLDING COMPANY, L.L.C.	DE	Hovnanian Land Investment Group of New Jersey, L.L.C.	20%	Morgan Stanley	80%
OTHER; Joint Venture; LLC	NORTH MANATEE, L.L.C.	DE	MSHOV Holding Company, L.L.C.
OTHER; Joint Venture; LLC	OLD CITY DELAWARE, L.L.C.	DE	Old City Joint Development, L.L.C.
OTHER; Joint Venture; LLC	OLD CITY DEVELOPMENT, INC.	DE	Old City Joint Development, L.L.C.

OTHER; Joint Venture; LLC	PI INVESTMENTS I, L.L.C.	DE	K. Hovnanian Investments, L.L.C.	20%	Lehman	80%
OTHER; Joint Venture; LLC	THOMPSON RANCH JOINT DEVELOPMENT, L.L.C.	DE	K. Hovnanian at Thompson Ranch, LLC	20%	Thompson Ranch-Santa Clarita, LLC	80%
OTHER; Joint Venture; LLC	WOODMORE RESIDENTIAL, L.L.C.	DE	WTC Ventures, L.L.C.
OTHER; Joint Venture; LLC	WTC VENTURES, L.L.C.	DE	Hovnanian Land Investment Group of Maryland, L.L.C.
OTHER; Joint Venture; LLC	NRD, L.L.C.	FL	K. Hovnanian Windward Homes, LLC	50%	KB Home Tampa. LLC	50%
OTHER; Joint Venture; LLC	INGLEWOOD NORTH, L.L.C.	MD	Hovnanian Land Investment Group of Maryland, L.L.C.	30%	Petrie Inglewood	70%
OTHER; Joint Venture; LLC	HERITAGE PINES, L.L.C.	NC	Washington Homes, Inc.	50%	U.S. Home Corp.	50%
OTHER; Joint Venture; LLC	PRESTON GRANDE HOMES, INC.	NC	K. Hovnanian Developments of North Carolina, Inc.	90	James M. Matheny	10
OTHER; Joint Venture; LLC	K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
OTHER; Joint Venture; LLC	K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ	77 Hudson Street Joint Development, L.L.C.
OTHER; Joint Venture; LLC	K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ	K. Hovnanian Manalapan Investment, L.L.C.	20%	Marathon Manalapan Investment Co., L.L.C.	80%
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ	PI Investments, L.L.C.
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ	PI Investments, L.L.C.
OTHER; Joint Venture; LLC	K. HOVNANIAN INVESTMENTS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
OTHER; Joint Venture; LLC	K. HOVNANIAN MANALAPAN INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
OTHER; Joint Venture; LLC	M&M AT MONROE WOODS, L.L.C.	NJ	M&M Investments, L.P.	50%	Realty Management, LLC	50%

OTHER; Joint Venture; LLC	MM-BEACHFRONT NORTH I, L.L.C.	NJ	Matzel & Mumford Organization, Inc.	55%	Beachfront North, LLC	45%
OTHER; Joint Venture; LLC	MM-BEACHFRONT NORTH II, L.L.C.	NJ	M & M Investments, L.P.	50%	M&M at Long Branch, Inc.	50%
OTHER; Joint Venture; LLC	TOWN HOMES AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	50%	Meyer Gold	50%
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA	Old City Joint Development, L.L.C.	99.90%	Old City Development Inc.	0.1%
OTHER; Joint Venture; LLC	OLD CITY JOINT DEVELOPMENT, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20%	Old City Holdings, LLC (Lehman)	80%
OTHER; Joint Venture; LLC	12TH* STREET RESIDENTIAL, LTD.	TX	K. Hovnanian of Houston II, L.L.C.	100% Invest./80% profit	Lakeland Development	20% profit
OTHER; Joint Venture; LLC	BRIGHTBEACH DEVELOPMENT, LTD.	TX	K. Hovnanian of Houston II, L.L.C.	70%	Northpointe Development Partners GP, Inc. (GP 1%) and Northpointe Development Partners, Ltd. (29%)
OTHER; Joint Venture; LLC	BRIGHTCHASE, LTD.	TX	K. Hovnanian of Houston II, L.L.C.	60%	I.T.L. Investments, Inc. (GP 1%) and VAPA, Ltd. (39%)
OTHER; Joint Venture; LLC	BRIGHTON HOMES AT WALDEN, LTD.	TX	K. Hovnanian of Houston II, L.L.C.	49.50%	BHHO, Ltd (49.5%) & Brighton Homes at Walden Mgt, L.L.C. (1%) (General Partner)	49.5% 1%

OTHER; Joint Venture; LLC	RR HOUSTON DEVELOPERS, LLC	TX	K. Hovnanian Homes of Houston, L.L.C.	25%	Dickson Partners, LLC (50%) Tousa Homes, Inc. (25%)	50% 25%
OTHER; Joint Venture; LLC	RR HOUSTON INVESTORS, LLC	TX	K. Hovnanian Homes of Houston, L.L.C.	22%	J. Dickson Rogers, LP (25%) KB Homes Lone Star(31%) Tousa Homes, Inc. (22%)	25% 31% 22%
OTHER; Joint Venture; LLC	COBBLESTONE SQUARE DEVELOPMENT, L.L.C.	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Cobblestone Square, LLC c/o Garrett Development Corporation	50%
OTHER; Joint Venture; LLC	LAUREL HIGHLANDS, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Eagle Homes/Virginia, Inc.	50%

OTHER; Joint Venture; LLC	WHI-REPUBLIC, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Kramer/Republic, LLC	50%
OTHER; Joint Venture; LLC	WRIGHT FARM, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	U.S. Home Corporation	50%
OTHER; Joint Venture; LP	PRESTON PARKER, L. P.	DE	Preston Parker, LLC (General Partner)	50%	Toll TX III, LP & Goodman Family of Builders, LP (limited partners)	50%
OTHER; Joint Venture; LP	MARTIN’S RUN LIMITED PARTNERSHIP II	OH	K. Hovnanian Oster Homes, L.L.C.		National City Community Development Corporation
OTHER; Joint Venture; LP	RR HOUSTON DEVELOPMENT, L.P.	TX	RR Houston Developers, LLC (GP)	2%	Tousa Ventures, LLC (49%) and K. Hovnanian Homes of Houston, L.L.C. (49%) are Limited Partners	98%
OTHER; Joint Venture; LP	RR HOUSTON INVESTMENT, L.P.	TX	RR Houston Investors, LLC (GP)	2%	J. Dickson Rogers, LP (24.5%) KB Homes Lone Star(30.5%) K. Hovnanian Homes of Houston (21.5%) Tousa Homes, Inc. (21.5%)	98%
OTHER; Joint Venture; MORTGAGE	WINDWARD HOME MORTGAGE, L.L.C.	DE	K. Hovnanian Windward Homes, LLC	51%	Wells Fargo Ventures, LLC	49%
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE COMPANY, INC.	MD	WH Land I, Inc.	80%	Real Pro, Inc.	20%
OTHER; Non-Restricted Sub.	HEXTER-FAIR LAND TITLE COMPANY I, INC.	TX	K. Hovnanian Homes - DFW, L.L.C.
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE CO. (VIRGINIA) L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	50%	Nova Land Title Co.	50%
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE, L.L.C. (WV)	WV	K. Hovnanian Developments of West Virginia, Inc.	50%	George Street LLC	50%
OTHER; Non-Restricted Sub.; MORTGAGE	K. HOVNANIAN MORTGAGE FUNDING, L.L.C.	DE	K. Hovnanian American Mortgage, L.L.C.
OTHER; Non-Restricted Sub.; MORTGAGE	FIRST MORTGAGE LENDERS OF FLORIDA, L.L.C.	FL	K. Hovnanian First Homes, L.L.C.

OTHER; Non-Restricted Sub.; MORTGAGE	K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ	Hovnanian Enterprises, Inc.	31-1825442	1089522-5
RESTRICTED - CORP	K. HOV IP, II, INC.	CA	K. Hovnanian Developments of California, Inc.	57-1135061	C2470638
RESTRICTED - CORP	K. HOV IP, INC.	CA	K. Hovnanian Developments of California, Inc.	95-4892009	C2371187
RESTRICTED - CORP	K. Hovnanian at Bridgeport, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3547807	C2058486
RESTRICTED - CORP	K. HOVNANIAN AT CALABRIA, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3324654	C1912883
RESTRICTED - CORP	K. HOVNANIAN AT CARMEL DEL MAR, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3320550	C1910899
RESTRICTED - CORP	K. HOVNANIAN AT CASTILE, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3356308	C1926647
RESTRICTED - CORP	K. HOVNANIAN AT CHAPARRAL, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3565730	C2066849
RESTRICTED - CORP	K. Hovnanian at Crestline, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3493450	C1999329
RESTRICTED - CORP	K. HOVNANIAN AT DOMINGUEZ HILLS, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3602177	C2110487
RESTRICTED - CORP	K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3309241	C1891595
RESTRICTED - CORP	K. Hovnanian at La Terraza, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3303807	C1871688
RESTRICTED - CORP	K. HOVNANIAN AT NORTHLAKE, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3336696	C1917077

RESTRICTED - CORP	K. HOVNANIAN AT OCEAN WALK, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3565732	C2067823
RESTRICTED - CORP	K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3369102	C1931774
RESTRICTED - CORP	K. HOVNANIAN AT SAN SEVAINE, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3493454	C1999596
RESTRICTED - CORP	K. HOVNANIAN AT SARATOGA, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3547806	C2058457
RESTRICTED - CORP	K. HOVNANIAN AT STONE CANYON, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3512641	C1907712
RESTRICTED - CORP	K. HOVNANIAN AT SYCAMORE, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3493456	C1906208
RESTRICTED - CORP	K. HOVNANIAN AT TIERRASANTA, INC.	CA	K. Hovnanian Developments of California, Inc.	22-3351875	C1926646
RESTRICTED - CORP	K. Hovnanian at Trovata, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3369099	C1931817
RESTRICTED - CORP	K. Hovnanian at Vail Ranch, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3320537	C1910900
RESTRICTED - CORP	K. Hovnanian at Wildrose, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3312525	C1892912
RESTRICTED - CORP	K. Hovnanian Communities, Inc.	CA	K. Hovnanian Developments of California, Inc.	95-4892007	C2370921
RESTRICTED - CORP	K. Hovnanian Companies of California, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3301757	C1886673
RESTRICTED - CORP	K. Hovnanian Companies of Southern California, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3493449	C1906207
RESTRICTED - CORP	K. Hovnanian Developments of California, Inc.	CA	Hovnanian Enterprises, Inc.	22-3303806	C1888893
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA	Hovnanian Enterprises, Inc.	59-3762294	C2472256

RESTRICTED - CORP	K. Hovnanian Developments of New Jersey, Inc.	CA	Hovnanian Enterprises, Inc.	22-2664563	C2472255
RESTRICTED - CORP	K. Hovnanian Enterprises, Inc.	CA	Hovnanian Enterprises, Inc.	22-2423583	C2472254
RESTRICTED - CORP	K. Hovnanian Forecast Homes Northern, Inc.	CA	K. Hovnanian Developments of California, Inc.	20-4996073	C2879797
RESTRICTED - CORP	KHC Acquisition, Inc.	CA	K. Hovnanian Developments of California, Inc.	22-3303802	C1888894
RESTRICTED - CORP	SEABROOK ACCUMULATION CORPORATION	CA	K. Hovnanian Developments of California, Inc.	33-0989615	C2125062
RESTRICTED - CORP	STONEBROOK HOMES, INC.	CA	K. Hovnanian Developments of California, Inc.	33-0553884	C1853090
RESTRICTED - CORP	K. Hovnanian Developments of Connecticut, Inc.	CT	Hovnanian Enterprises, Inc.	20-3920999	841513
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC	Hovnanian Enterprises, Inc.	20-2377106	250416
RESTRICTED - CORP	HOVNANIAN ENTERPRISES, INC (PARENT COMPANY)	DE	IS THE PARENT COMPANY	22-1851059	2011856
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE	Hovnanian Enterprises, Inc.	20-1528466	3844835
RESTRICTED - CORP	WASHINGTON HOMES, INC.	DE	Hovnanian Enterprises, Inc.	22-3774737	3279298
RESTRICTED - CORP	HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL	Hovnanian Enterprises, Inc.	22-2416624	F95318
RESTRICTED - CORP	K. Hovnanian Developments of Georgia, Inc.	GA	Hovnanian Enterprises, Inc.	20-3286085	552736
RESTRICTED - CORP	K. Hovnanian Developments of Illinois, Inc.	IL	Hovnanian Enterprises, Inc.	20-2421053	64095927
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.	IN	Hovnanian Enterprises, Inc.	20-3278908	2005080400221
RESTRICTED - CORP	K. Hovnanian Developments of Kentucky, Inc.	KY	Hovnanian Enterprises, Inc.	20-5156963	641632
RESTRICTED - CORP	K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD	K. Hovnanian Developments of Maryland, Inc.	22-3331050	D03977774

RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD	Hovnanian Enterprises, Inc.	22-3331045	D03977790

RESTRICTED - CORP	WH LAND I, INC	MD	Washington Homes, Inc.	52-2073468	D02818797
RESTRICTED - CORP	WH PROPERTIES, INC.	MD	Washington Homes, Inc.	52-1662973	D02832780
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, Inc.	MI	Hovnanian Enterprises, Inc.	31-1826348	04297D
RESTRICTED - CORP	K. Hovnanian Developments of Minnesota, Inc.	MN	Hovnanian Enterprises, Inc.	20-1200484	916675-3
RESTRICTED - CORP	K. Hovnanian Developments of North Carolina, Inc.	NC	Hovnanian Enterprises, Inc.	22-2765939	0197884
RESTRICTED - CORP	K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC	K. Hovnanian Developments of North Carolina, Inc.	56-1458833	0151507
RESTRICTED - CORP	WESTMINSTER HOMES, INC.	NC	Washington Homes, Inc.	52-1874680	0342135
RESTRICTED - CORP	EASTERN TITLE AGENCY, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2822803	0100346300
RESTRICTED - CORP	K. HOV INTERNATIONAL, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3188610	0100525998
RESTRICTED - CORP	K. Hovnanian Acquisitions, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3406671	0100644005
RESTRICTED - CORP	K. Hovnanian at Bernards IV, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3292171	0100659742
RESTRICTED - CORP	K. HOVNANIAN AT BRANCHBURG III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2961099	0100404204
RESTRICTED - CORP	K. HOVNANIAN AT BRIDGEWATER VI, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3243298	0100615970
RESTRICTED - CORP	K. HOVNANIAN AT BURLINGTON III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3412130	0100644619

RESTRICTED - CORP	K. HOVNANIAN AT BURLINGTON, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2949611	0100377174
RESTRICTED - CORP	K. Hovnanian at Freehold Township I, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2459186	0100528403
RESTRICTED - CORP	K. Hovnanian at Hackettstown, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2765936	0100315297
RESTRICTED - CORP	K. Hovnanian at Hopewell IV, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3345622	0100612197
RESTRICTED - CORP	K. Hovnanian at Hopewell VI, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3465709	0100673065
RESTRICTED - CORP	K. Hovnanian at Howell Township, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2859308	0100359118
RESTRICTED - CORP	K. HOVNANIAN AT KINGS GRANT I, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2601064	0100255244
RESTRICTED - CORP	K. Hovnanian at Lakewood, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2618178	0100265957
RESTRICTED - CORP	K. HOVNANIAN AT MAHWAH II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2859315	0100349940
RESTRICTED - CORP	K. Hovnanian at Mahwah VI, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3188612	0100524204
RESTRICTED - CORP	K. Hovnanian at Mahwah VII, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2592139	0100252760
RESTRICTED - CORP	K. HOVNANIAN AT MANALAPAN, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2442998	0100644414
RESTRICTED - CORP	K. Hovnanian at Marlboro II, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2748659	0100310071
RESTRICTED - CORP	K. Hovnanian at Marlboro Township III, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2847875	0100445208
RESTRICTED - CORP	K. Hovnanian at Marlboro Township IV, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3301196	0100678640

RESTRICTED - CORP	K. Hovnanian at Ocean Township, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3094742	0100458232
RESTRICTED - CORP	K. Hovnanian at Reservoir Ridge, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2510587	0100185352
RESTRICTED - CORP	K. HOVNANIAN AT SCOTCH PLAINS II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3464496	0100676839
RESTRICTED - CORP	K. Hovnanian at Smithville, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-1732674	4678097000
RESTRICTED - CORP	K. Hovnanian at South Brunswick V, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2937570	0100634411
RESTRICTED - CORP	K. Hovnanian at Tannery Hill, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3396608	0100635078
RESTRICTED - CORP	K. Hovnanian at The Bluff, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-1841019	6037036500
RESTRICTED - CORP	K. Hovnanian at Union Township I, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3027952	0100669075
RESTRICTED - CORP	K. Hovnanian at Upper Freehold Township I, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3415873	0100644618
RESTRICTED - CORP	K. Hovnanian at Wall Township VI, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2859303	0100635408
RESTRICTED - CORP	K. Hovnanian at Wall Township VIII, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3434643	0100662199
RESTRICTED - CORP	K. Hovnanian at Wayne III, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2607669	0100254420
RESTRICTED - CORP	K. Hovnanian at Wayne V, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2790299	0100326890
RESTRICTED - CORP	K. HOVNANIAN COMPANIES NORTHEAST, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-2445216	0100191190

RESTRICTED - CORP	K. Hovnanian Construction II, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.		22-2246316	0100085372
RESTRICTED - CORP	K. Hovnanian Construction III, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.		22-1945444	3155842500
RESTRICTED - CORP	K. Hovnanian Construction Management, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.		22-3406668	0100643225
RESTRICTED - CORP	K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.		22-3027956	0100680485
RESTRICTED - CORP	K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.		22-2057907	8896963001
RESTRICTED - CORP	K. Hovnanian Properties of Red Bank, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	CORPORATE OFFICE SUBSIDIARY* See below for adress	22-3092532	0100475682

RESTRICTED - CORP	LANDARAMA, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-1978612	5314680000
RESTRICTED - CORP	M&M at Long Branch, Inc.	NJ	K. Hovnanian Developments of New Jersey, Inc.	22-3359254	0100613023
RESTRICTED - CORP	MCNJ, INC.	NJ	Hovnanian Enterprises, Inc.	22-2722906	0100296446
RESTRICTED - CORP	The Matzel & Mumford Organization, Inc.	NJ	Hovnanian Enterprises, Inc.	22-3670677	0100789463
RESTRICTED - CORP	K. HOVNANIAN AT CLARKSTOWN, INC.	NY	K. Hovnanian Developments of New Jersey, Inc.	22-2618176	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN AT MONROE II, INC.	NY	K. Hovnanian Developments of New York, Inc.	22-2718071	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY	K. Hovnanian Developments of New York, Inc.	22-2814372	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN AT STONY POINT, INC.	NY	K. Hovnanian Developments of New York, Inc.	22-2758195	NY does not have state ID numbers

RESTRICTED - CORP	K. HOVNANIAN AT TUXEDO, INC.	NY	K. Hovnanian Developments of New York, Inc.	22-3516266	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN AT WASHINGTONVILLE, INC.	NY	K. Hovnanian Developments of New York, Inc.	22-2717887	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY	Hovnanian Enterprises, Inc.	22-2618171	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY	Hovnanian Enterprises, Inc.	22-2626492	NY does not have state ID numbers
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH	K. Hovnanian Summit Holdings, LLC	32-0069375	1379138
RESTRICTED - CORP	Governor’s Abstract Co., Inc.	PA	Eastern Title Agency, Inc.	22-3278556	2558929
RESTRICTED - CORP	K. Hovnanian at East Whiteland I, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3483220	2722464
RESTRICTED - CORP	K. Hovnanian at Hershey’s Mill, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3445102	2676396
RESTRICTED - CORP	K. Hovnanian at Lower Saucon, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-2961090	1078557
RESTRICTED - CORP	K. Hovnanian at Montgomery I, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3165601	2087769
RESTRICTED - CORP	K. HOVNANIAN AT PERKIOMEN I, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3094743	1567273
RESTRICTED - CORP	K. Hovnanian at Perkiomen II, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3301197	2570965
RESTRICTED - CORP	K. Hovnanian at Sawmill, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3602924	2803064
RESTRICTED - CORP	K. Hovnanian at Thornbury, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3462983	2708243
RESTRICTED - CORP	K. Hovnanian at Upper Makefield I, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3302321	2574808

RESTRICTED - CORP	K. Hovnanian Companies of Pennsylvania, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-2390174	736172
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA	Hovnanian Enterprises, Inc.	22-1097670	166535
RESTRICTED - CORP	K. Hovnanian PA Real Estate, Inc.	PA	K. Hovnanian Developments of Pennsylvania, Inc.	22-3188608	2098404
RESTRICTED - CORP	K. Hovnanian Developments of South Carolina, Inc.	SC	Hovnanian Enterprises, Inc.	58-2659968	SC does not have state ID numbers
RESTRICTED - CORP	Westminster Homes of Tennessee, Inc.	TN	Westminster Homes, Inc.	52-1973363	309371
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX	Hovnanian Enterprises, Inc.	22-3685786	155187700
RESTRICTED - CORP	FOUNDERS TITLE AGENCY, INC.	VA	Eastern Title Agency, Inc.	22-3293533	0423694-9
RESTRICTED - CORP	K. HOVNANIAN AT CAMERON CHASE, INC.	VA	K. Hovnanian Developments of Virginia, Inc.	22-3459993	0469468-3
RESTRICTED - CORP	K. Hovnanian Companies of Virginia, Inc.	VA	K. Hovnanian Developments of Virgina, Inc.	22-3169584	0391941-2
RESTRICTED - CORP	K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA	Hovnanian Enterprises, Inc.	22-3188615	0392312-5
RESTRICTED - CORP	K. Hovnanian Homes of Virginia, Inc.	VA	K. Hovnanian Developments of Virginia, Inc.	52-0898765	0124315-3
RESTRICTED - CORP	K. Hovnanian Developments of West Virginia, Inc.	WV	Hovnanian Enterprises, Inc.	31-1826831	59029
RESTRICTED - LLC	Westminster Homes of Alabama, L.L.C.	AL	Washington Homes, Inc.	63-1222540	DLL 663-970
RESTRICTED - LLC	K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ	K. Hovnanian Developments of Arizona, Inc.	31-1825443	L10896341

RESTRICTED - LLC	K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ	K. Hovnanian Developments of Arizona, Inc.	31-1825441	L10892704
RESTRICTED - LLC	New Land Title Agency, L.L.C.	AZ	K. Hovnanian Developments of Arizona, Inc.	26-0598590	L13817217
RESTRICTED - LLC	Hovnanian Land Investment Group of California, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1471139	200421110074
RESTRICTED - LLC	K. HOVNANIAN AT 3 CHAPMAN, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-4359772	200604810021
RESTRICTED - LLC	K. Hovnanian at 4S, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	73-1638455	200208410053
RESTRICTED - LLC	K. Hovnanian at Acqua Vista, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-0464160	200332910001
RESTRICTED - LLC	K. Hovnanian at Aliso, LLC	CA	K. Hovnanian Developments of California, Inc.	20-1218567	200412110103
RESTRICTED - LLC	K. Hovnanian at Arbor Heights, LLC	CA	K. Hovnanian Developments of California, Inc.	33-0890775	199915910036
RESTRICTED - LLC	K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	65-1161801	200232410062
RESTRICTED - LLC	K. Hovnanian at Bella Lago, LLC	CA	K. Hovnanian Developments of California, Inc.	20-1218576	200414910026
RESTRICTED - LLC	K. HOVNANIAN AT BRIDLEWOOD, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1454077	200421810024
RESTRICTED - LLC	K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1618465	200425310057
RESTRICTED - LLC	K. Hovnanian at Carmel Village, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	52-2147831	199835710037
RESTRICTED - LLC	K. HOVNANIAN AT CIELO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3393453	200523610036
RESTRICTED - LLC	K. Hovnanian at Coastline, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-4751032	200611210031
RESTRICTED - LLC	K. Hovnanian at Cortez Hill, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	31-1822959	200314210114

RESTRICTED - LLC	K. Hovnanian at Eastlake, LLC	CA	K. Hovnanian Developments of California, Inc.	31-1820096	200312210189
RESTRICTED - LLC	K. Hovnanian at Encinitas Ranch, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0890770	199932010167
RESTRICTED - LLC	K. Hovnanian at Evergreen, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1618392	200425410179
RESTRICTED - LLC	K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1454058	200421810029
RESTRICTED - LLC	K. HOVNANIAN AT HIGHWATER, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1454037	200421810020
RESTRICTED - LLC	K. Hovnanian at La Costa Greens, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3920917	200533710011
RESTRICTED - LLC	K. Hovnanian at La Costa, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	31-1820094	200312310001
RESTRICTED - LLC	K. Hovnanian at La Habra Knolls, LLC	CA	K. Hovnanian Developments of California, Inc.	31-1819908	200312110001
RESTRICTED - LLC	K. Hovnanian at Lake Hills, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3450108	200525110058
RESTRICTED - LLC	K. Hovnanian at Lake Rancho Viejo, LLC	CA	K. Hovnanian Developments of California, Inc.	20-1337056	200418410092
RESTRICTED - LLC	K. Hovnanian at Matsu, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-4135542	200534910031
RESTRICTED - LLC	K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.	CA	K. Hovnanian’s Four Seasons at Menifee Valley, L.L.C.	20-1618446	200425410158
RESTRICTED - LLC	K. Hovnanian at Menifee, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	52-2147832	199833710065
RESTRICTED - LLC	K. Hovnanian at Mockingbird Canyon, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-4106816	200536510013

RESTRICTED - LLC	K. Hovnanian at Mosaic, LLC	CA	K. Hovnanian Developments of California, Inc.	55-0820915	200305510036
RESTRICTED - LLC	K. Hovnanian at Olde Orchard, LLC	CA	K. Hovnanian Developments of California, Inc.	51-0453906	200305510040
RESTRICTED - LLC	K. Hovnanian at Orange Heights, LLC	CA	K. Hovnanian Developments of California, Inc.	20-4996061	200614710231
RESTRICTED - LLC	K. Hovnanian at Pacific Bluffs, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0890774	199933710071
RESTRICTED - LLC	K. Hovnanian at Park Lane, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0896285	200003410125
RESTRICTED - LLC	K. Hovnanian at Piazza D’Oro, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	11-3760903	200528010092
RESTRICTED - LLC	K. Hovnanian at Prado, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3158762	200519510085
RESTRICTED - LLC	K. Hovnanian at Rancho Santa Margarita, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0890773	199914210073
RESTRICTED - LLC	K. Hovnanian at Riverbend, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0890777	199917310015
RESTRICTED - LLC	K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-1786974	200429310138
RESTRICTED - LLC	K. Hovnanian at Rowland Heights, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	22-2147833	199902810001
RESTRICTED - LLC	K. Hovnanian at Sage, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3230547	200520910018
RESTRICTED - LLC	K. Hovnanian at Skye Isle, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	31-1820095	200312210199
RESTRICTED - LLC	K. Hovnanian at Sunsets, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	33-0890768	199933710074
RESTRICTED - LLC	K. Hovnanian at The Crosby, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-0936364	200408710053

RESTRICTED - LLC	K. Hovnanian at The Gables, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				33-0890769	199917310128
RESTRICTED - LLC	K. Hovnanian at The Preserve, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-1337079	200418210196
RESTRICTED - LLC	K. Hovnanian at Thompson Ranch, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-1599518	200420810012
RESTRICTED - LLC	K. Hovnanian at Trail Ridge, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				33-0990615	200133010048
RESTRICTED - LLC	K. HOVNANIAN AT WINCHESTER, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				52-2147836	199831710051
RESTRICTED - LLC	K. Hovnanian Companies, LLC	CA	K. Hovnanian Enterprises, Inc.	99.90%	K. Hovnanian Developments of New Jersey II, Inc.	0.10%	59-3762298	200231310015
RESTRICTED - LLC	K. HOVNANIAN INTERNATIONAL, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-1906844	200432210216
RESTRICTED - LLC	K. Hovnanian T&C Management Co., L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-2393546	200504910275
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-1454116	200421810033
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Beaumont, LLC	CA	K. Hovnanian Developments of California, Inc.				31-1823029	200317210077
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Hemet, LLC	CA	K. Hovnanian Developments of California, Inc.				47-0884181	200133810024
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				20-1454143	200421810040
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Palm Springs, LLC	CA	K. Hovnanian Developments of California, Inc.				57-1145579	200236110007
RESTRICTED - LLC	K. Hovnanian’s Four Seasons, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				52-2147837	199832910020

RESTRICTED - LLC	K. Hovnanian’s Parkside at Towngate, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3158839	200519410081
RESTRICTED - LLC	Natomas Central Neighborhood Housing, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	20-3882414	200533310161
RESTRICTED - LLC	K. Hovnanian Connecticut Acquisitions, L.L.C.	CT	K. Hovnanian Developments of Connecticut, Inc.	20-3921070	841519
RESTRICTED - LLC	K. Hovnanian Homes of D.C., L.L.C.	DC	K. Hovnanian Developments of DC, Inc.	20-2377153	L22150
RESTRICTED - LLC	HUDSON POINTE JOINT DEVELOPMENT, L.L.C.	DE	K. Hovnanian Hudson Pointe Investments, L.L.C.	20-2695750	3950847
RESTRICTED - LLC	K. Hovnanian at Bernards V, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3618587	2895436
RESTRICTED - LLC	K. Hovnanian at Chester I, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3618347	2924217
RESTRICTED - LLC	K. Hovnanian at Lawrence V, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3638073	2990813
RESTRICTED - LLC	K. Hovnanian at Mansfield I, LLC	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556345	2813127
RESTRICTED - LLC	K. Hovnanian at Mansfield II, LLC	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556346	2813129
RESTRICTED - LLC	K. HOVNANIAN AT MIDDLETOWN, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3630452	2966477
RESTRICTED - LLC	K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3627814	2981171
RESTRICTED - LLC	K. HOVNANIAN AT WANAQUE, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3626037	2944907
RESTRICTED - LLC	K. HOVNANIAN AT WAYNE VIII, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3618348	2887982
RESTRICTED - LLC	K. HOVNANIAN AT WEST WINDSOR, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3618242	2944842
RESTRICTED - LLC	K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556343	2813122
RESTRICTED - LLC	K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.	DE	K. Hovnanian Developments of Delaware, Inc.	20-4823251	4143500

RESTRICTED - LLC	K. Hovnanian Homes at Nassau Grove, L.L.C.	DE	K. Hovnanian Developments of Delaware, Inc.	26-1345685	4446879
RESTRICTED - LLC	K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE	K. Hovnanian Developments of Delaware, Inc.	20-1528482	3844850
RESTRICTED - LLC	K. Hovnanian North Central Acquisitions, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3554986	2813121
RESTRICTED - LLC	K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556344	2813120
RESTRICTED - LLC	K. Hovnanian Shore Acquisitions, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556342	2813123
RESTRICTED - LLC	K. Hovnanian South Jersey Acquisitions, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.	22-3556341	2813125
RESTRICTED - LLC	PI INVESTMENTS II, L.L.C.	DE	K. Hovnanian Investments II, L.L.C.	20-0743791	3950844
RESTRICTED - LLC	WH/PR Land Company, LLC	DE	K. Hovnanian Developments of Maryland, Inc.	52-0818872	2501603
RESTRICTED - LLC	HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	20-1379037	L04000049664
RESTRICTED - LLC	K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	20-2387077	L05000018687
RESTRICTED - LLC	K. HOVNANIAN FIRST HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	20-3198237	L05000071618
RESTRICTED - LLC	K. Hovnanian Florida Realty, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	26-0509482	L07000070952
RESTRICTED - LLC	K. HOVNANIAN STANDING ENTITY, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	20-2751668	L05000040805
RESTRICTED - LLC	K. Hovnanian T&C Homes at Florida, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	20-2387167	L05000040805
RESTRICTED - LLC	K. HOVNANIAN WINDWARD HOMES, LLC	FL	Hovnanian Developments of Florida, Inc.	20-0301995	L03000038757
RESTRICTED - LLC	Hovnanian Land Investment Group of Georgia, L.L.C.	GA	K. Hovnanian Developments of Georgia, Inc.	20-3286439	552964

RESTRICTED - LLC	K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA	K. Hovnanian Developments of Georgia, Inc	20-4467858	617248
RESTRICTED - LLC	K. Hovnanian T&C Homes at Illinois, L.L.C.	IL	K. Hovnanian Developments of Illinois, Inc.	20-2421114	1438247
RESTRICTED - LLC	K. HOVNANIAN HOMES OF INDIANA, L.L.C.	IN	K. Hovnanian Developments of Indiana, Inc.	20-3278918	2005080200169

RESTRICTED - LLC	K. HOVNANIAN POLAND, SP .Z.O.O.	INT”L	K. Hovnanian Enterprises, Inc.	69%	K. Hovnanian International, Inc.	31%	22-3376430	International Entity (no state ID)
RESTRICTED - LLC	K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY	K. Hovnanian Developments of Kentucky, Inc.				20-5166566	640701
RESTRICTED - LLC	Midwest Building Products & Contractor Services of Kentucky, L.L.C.	KY	K. Hovnanian Developments of Kentucky, Inc.				20-5166559	640703
RESTRICTED - LLC	Founders Title Agency of Maryland, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				20-1480338	W10153351
RESTRICTED - LLC	Greenway Farms Utility Associates, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				20-3749580	W10938439
RESTRICTED - LLC	Homebuyers Financial Services, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				20-3529161	W10866598
RESTRICTED - LLC	HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				20-1446859	W10100030
RESTRICTED - LLC	HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				20-0581911	W07739675
RESTRICTED - LLC	K. HOVNANIAN AT KING FARM, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				22-3647924	W05210075
RESTRICTED - LLC	K. HOVNANIAN AT RODERUCK. L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				22-3756336	W05956925
RESTRICTED - LLC	K. HOVNANIAN AT WILLOW BROOK, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				22-3709105	W05629175
RESTRICTED - LLC	K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				22-3683159	W05492707

RESTRICTED - LLC	K. Hovnanian Homes at Camp Springs, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-0812020	W07738636
RESTRICTED - LLC	K. Hovnanian Homes at Cider Mill, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	26-1345910	W12200192
RESTRICTED - LLC	K. Hovnanian Homes at Fairwood, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	47-0880125	W06875223
RESTRICTED - LLC	K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-0812109	W07738628
RESTRICTED - LLC	K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-3921234	W10992287
RESTRICTED - LLC	K. Hovnanian Homes at Greenway Farm, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-3921143	W10992659
RESTRICTED - LLC	K. Hovnanian Homes at Jones Station 1, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	20-3882481	W10985257
RESTRICTED - LLC	K. Hovnanian Homes at Jones Station 2, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	20-3882532	W10985216
RESTRICTED - LLC	K. Hovnanian Homes at Maxwell Place. L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	37-1493190	W10089332
RESTRICTED - LLC	K. Hovnanian Homes at Primera, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	20-3749553	W10938496
RESTRICTED - LLC	K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-0364144	W07640626
RESTRICTED - LLC	K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-1526150	W10130789
RESTRICTED - LLC	K. Hovnanian Homes of Maryland, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	01-0737098	W06855373
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	20-1727101	W10210607
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	22-3668315	W05411236

RESTRICTED - LLC	K. Hovnanian’s Four Seasons at St. Margarets Landing, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	22-3688864	W05525894
RESTRICTED - LLC	PADDOCKS, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	20-0027663	W07357544
RESTRICTED - LLC	PINE AYR, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.	20-2229495	W07700495
RESTRICTED - LLC	RIDGEMORE UTILITY, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	31-1820672	W06936926
RESTRICTED - LLC	WASHINGTON HOMES AT COLUMBIA TOWN CENTER, LLC	MD	K. Hovnanian Developments of Maryland, Inc.	22-3757772	W05964846
RESTRICTED - LLC	WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	06-1643401	W06947972
RESTRICTED - LLC	K. Hovnanian Summit Homes of Michigan, L.L.C.	MI	K. Hovnanian Developments of Michigan, Inc.	31-1826351	B8823K
RESTRICTED - LLC	Midwest Building Products & Contractor Services of Michigan, L.L.C.	MI	K. Hovnanian Developments of Michigan, Inc.	20-5065088	D04861
RESTRICTED - LLC	K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	20-2705991	1325765-2
RESTRICTED - LLC	K. Hovnanian at Ridgestone, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	20-3563233	1527567-5
RESTRICTED - LLC	K. Hovnanian Homes of Minnesota, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	20-1200484	916675-3
RESTRICTED - LLC	K. Hovnanian T&C Homes at Minnesota, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	20-2383651	1250065-2
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Rush Creek, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	20-3923972	1621412-2
RESTRICTED - LLC	Westminster Homes of Mississippi, LLC	MS	Washington Homes, Inc.	64-0907820	668199
RESTRICTED - LLC	Hovnanian Land Investment Group of North Carolina, L.L.C.	NC	K. Hovnanian Developments of North Carolina, Inc.	20-1309025	0730285

RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Bailey’s Glenn, L.L.C.	NC	K. Hovnanian Homes of North Carolina, Inc.	26-1180295	1003050
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.	NC	K. Hovnanian Homes of North Carolina, Inc.	20-8190485	0888797
RESTRICTED - LLC	K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC	K. Hovnanian Homes of North Carolina, Inc.	20-8190357	0888800
RESTRICTED - LLC	Auddie Enterprises, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	26-1956909	0600319245
RESTRICTED - LLC	Builder Services NJ, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1131408	0600202482

RESTRICTED - LLC	F&W MECHANICAL SERVICES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	90%	Frank Fatigati	10%	20-4186885	0600258227
RESTRICTED - LLC	HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-3002580	0600239326
RESTRICTED - LLC	K. Hovnanian at Aberdeen Urban Renewal, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-4397868	0600262205
RESTRICTED - LLC	K. Hovnanian at Allendale, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				26-0581709	0600304236
RESTRICTED - LLC	K. Hovnanian at Barnegat I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				22-3804316	0600114569
RESTRICTED - LLC	K. Hovnanian at Barnegat II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-3030275	0600238775
RESTRICTED - LLC	K. HOVNANIAN AT BARNEGAT III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-4135622	0600257361
RESTRICTED - LLC	K. Hovnanian at Berkeley, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				22-3644632	0600062041
RESTRICTED - LLC	K. Hovnanian at Blue Heron Pines, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				22-3630449	0600061945
RESTRICTED - LLC	K. Hovnanian at Bridgewater I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				31-1820703	0600169300
RESTRICTED - LLC	K. Hovnanian at Camden I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				22-3845575	0600126024
RESTRICTED - LLC	K. Hovnanian at Cedar Grove III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				22-3818491	0600119837
RESTRICTED - LLC	K. Hovnanian at Cedar Grove IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-1185029	0600203661
RESTRICTED - LLC	K. Hovnanian at Chesterfield II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				20-4135587	0600257926

RESTRICTED - LLC	K. Hovnanian at Chesterfield, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0916310	0600197047
RESTRICTED - LLC	K. Hovnanian at Clifton II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3862906	0600146867
RESTRICTED - LLC	K. Hovnanian at Clifton, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3655976	0600067885
RESTRICTED - LLC	K. Hovnanian at Cranbury, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3814347	0600118455
RESTRICTED - LLC	K. Hovnanian at Curries Woods, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3776466	0600105660
RESTRICTED - LLC	K. Hovnanian at Denville, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	03-0436512	0600139567
RESTRICTED - LLC	K. Hovnanian at Deptford Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1254802	0600205216
RESTRICTED - LLC	K. Hovnanian at Dover, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3072574	0600240816
RESTRICTED - LLC	K. Hovnanian at Edgewater II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0374534	0600184537
RESTRICTED - LLC	K. Hovnanian at Edgewater, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1825623	0600176706
RESTRICTED - LLC	K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3158355	0600242039
RESTRICTED - LLC	K. Hovnanian at Egg Harbor Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1826606	0600178085
RESTRICTED - LLC	K. Hovnanian at Elk Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-5199963	0600273667
RESTRICTED - LLC	K. Hovnanian at Ewing, L.L.C.	NJ	K. Hovnanian at Lakewood, Inc.	20-8327131	0600288447
RESTRICTED - LLC	K. Hovnanian at Fifth Avenue, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4594377	0600265220
RESTRICTED - LLC	K. Hovnanian at Florence I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0982613	0600198196
RESTRICTED - LLC	K. Hovnanian at Florence II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0982631	0600198198
RESTRICTED - LLC	K. Hovnanian at Forest Meadows, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	16-1639755	0600153422
RESTRICTED - LLC	K. Hovnanian at Franklin, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1822595	0600217303
RESTRICTED - LLC	K. Hovnanian at Freehold Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1819075	0600154771

RESTRICTED - LLC	K. Hovnanian at Galloway, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	26-0395034	0600302122
RESTRICTED - LLC	K. Hovnanian at Great Notch, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3330582	0600154773
RESTRICTED - LLC	K. Hovnanian at Guttenberg, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3653007	0600065663
RESTRICTED - LLC	K. Hovnanian at Hackettstown II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0412492	0600185254
RESTRICTED - LLC	K. Hovnanian at Hamburg Contractors, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3814175	0600117617
RESTRICTED - LLC	K. Hovnanian at Hamburg, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3795544	0600111970
RESTRICTED - LLC	K. Hovnanian at Hawthorne, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0946954	0600197663
RESTRICTED - LLC	K. Hovnanian at Hazlet, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4568967	0600264261
RESTRICTED - LLC	K. Hovnanian at Hilltop, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3476959	0600247464
RESTRICTED - LLC	K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ	Hudson Pointe Joint Development, L.L.C.	65-1161805	0600232501
RESTRICTED - LLC	K. Hovnanian at Jackson I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	56-2290802	0600145983
RESTRICTED - LLC	K. Hovnanian at Jackson, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3630450	0600061950
RESTRICTED - LLC	K. Hovnanian at Jersey City IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3655974	0600068168
RESTRICTED - LLC	K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1818646	0600165141
RESTRICTED - LLC	K. Hovnanian at Keyport, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4918777	0600269951
RESTRICTED - LLC	K. Hovnanian at Lafayette Estates, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3658926	0600068678
RESTRICTED - LLC	K. Hovnanian at Linwood, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3663731	0600070186
RESTRICTED - LLC	K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3832077	0600117615
RESTRICTED - LLC	K. Hovnanian at Little Egg Harbor III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4861624	0600269190

RESTRICTED - LLC	K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2689884	0600230425
RESTRICTED - LLC	K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3795535	0600111969
RESTRICTED - LLC	K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	56-2308030	0600154762
RESTRICTED - LLC	K. Hovnanian at Manalapan III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1819073	0600154904
RESTRICTED - LLC	K. Hovnanian at Mansfield III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3683839	0600075147
RESTRICTED - LLC	K. Hovnanian at Maple Avenue, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4863855	0600268924
RESTRICTED - LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1005879	0600113949
RESTRICTED - LLC	K. Hovnanian at Marlboro Township V, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1819074	0600154765
RESTRICTED - LLC	K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3802594	0600199295
RESTRICTED - LLC	K. Hovnanian at Marlboro VI, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3791976	0600111145
RESTRICTED - LLC	K. Hovnanian at Marlboro VII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3791977	0600111146
RESTRICTED - LLC	K. Hovnanian at Mendham Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2033800	0600221177
RESTRICTED - LLC	K. Hovnanian at Middle Township II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3832384	0600252925
RESTRICTED - LLC	K. Hovnanian at Middle Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	03-0473330	0600144246
RESTRICTED - LLC	K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	04-3695371	0600141893
RESTRICTED - LLC	K. Hovnanian at Millville I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1562308	0600212008
RESTRICTED - LLC	K. Hovnanian at Millville II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2221380	0600224189
RESTRICTED - LLC	K. Hovnanian at Millville III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2977971	0600238647
RESTRICTED - LLC	K. Hovnanian at Monroe III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0876393	0600196257

RESTRICTED - LLC	K. Hovnanian at Monroe IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2364423	0600227412
RESTRICTED - LLC	K. Hovnanian at Monroe NJ, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3512199	0600247899
RESTRICTED - LLC	K. Hovnanian at Montvale, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1584680	0600212128
RESTRICTED - LLC	K. Hovnanian at Mt. Olive Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3813043	0600118159
RESTRICTED - LLC	K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4053097	0600255883
RESTRICTED - LLC	K. Hovnanian at North Bergen, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1818663	0600154768
RESTRICTED - LLC	K. Hovnanian at North Caldwell II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1185057	0600203658
RESTRICTED - LLC	K. Hovnanian at North Caldwell III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4863775	0600268927
RESTRICTED - LLC	K. Hovnanian at North Caldwell, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-0412508	0600185329
RESTRICTED - LLC	K. Hovnanian at North Haledon, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3770598	0600104083
RESTRICTED - LLC	K. Hovnanian at North Wildwood, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	59-3769684	0600164319
RESTRICTED - LLC	K. Hovnanian at Northfield, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3665826	0600070975
RESTRICTED - LLC	K. Hovnanian at Oceanport, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-5811042	0600282907
RESTRICTED - LLC	K. Hovnanian at Old Bridge, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	55-0787042	0600144249
RESTRICTED - LLC	K. Hovnanian at Paramus, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3687884	0600076895
RESTRICTED - LLC	K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2769490	0600235042
RESTRICTED - LLC	K. Hovnanian at Peapack-Gladstone, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-5298728	0600275384
RESTRICTED - LLC	K. Hovnanian at Pittsgrove, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1562254	0600212006
RESTRICTED - LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ	PI Investments II, L.L.C.	20-2293457	0600224788

RESTRICTED - LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ	PI Investments II, L.L.C.	20-2293478	0600224789
RESTRICTED - LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ	PI Investments II, L.L.C.	20-2909190	0600237639
RESTRICTED - LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2909213	0600237638
RESTRICTED - LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2909227	0600237662
RESTRICTED - LLC	K. Hovnanian at Princeton Landing, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4678083	0600266062
RESTRICTED - LLC	K. Hovnanian at Princeton NJ, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3728840	0600251374
RESTRICTED - LLC	K. Hovnanian at Randolph I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	01-0712196	0600140937
RESTRICTED - LLC	K. Hovnanian at Readington II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1818662	0600154781
RESTRICTED - LLC	K. Hovnanian at Red Bank, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2489028	0600229762
RESTRICTED - LLC	K. Hovnanian at Ridgemont, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3375106	0600245080
RESTRICTED - LLC	K. Hovnanian at Sayreville, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3815459	0600118852
RESTRICTED - LLC	K. Hovnanian at Scotch Plains, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-2380821	0600202844
RESTRICTED - LLC	K. Hovnanian at Smithville III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	31-1818661	0600154767
RESTRICTED - LLC	K. HOVNANIAN AT SOMERS POINT, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.	16-1639761	0600153574
RESTRICTED - LLC	K. Hovnanian at South Brunswick, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	01-0618098	0600133948
RESTRICTED - LLC	K. Hovnanian at Sparta, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4326573	0600260964
RESTRICTED - LLC	K. Hovnanian at Springco, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	65-1161805	0600154333
RESTRICTED - LLC	K. HOVNANIAN AT SPRINGFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2892866	0600237310

RESTRICTED - LLC	K. Hovnanian at Teaneck, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1584240	0600212485
RESTRICTED - LLC	K. Hovnanian at The Monarch, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3215837	0600242325
RESTRICTED - LLC	K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4908853	0600268524
RESTRICTED - LLC	K. Hovnanian at Trenton, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3728778	0600251334
RESTRICTED - LLC	K. Hovnanian at Union Township II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2828805	0600235598
RESTRICTED - LLC	K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3655975	0600067998
RESTRICTED - LLC	K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3666680	0600070732
RESTRICTED - LLC	K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4359783	0600260999
RESTRICTED - LLC	K. HOVNANIAN AT VINELAND, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	34-1997435	0600203248
RESTRICTED - LLC	K. Hovnanian at Warren Township, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2594932	0600230426
RESTRICTED - LLC	K. Hovnanian at Washington, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3743403	0600094190
RESTRICTED - LLC	K. Hovnanian at Wayne IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3828775	0600123093
RESTRICTED - LLC	K. Hovnanian at West Milford, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3740951	0600091215
RESTRICTED - LLC	K. Hovnanian at Wildwood Bayside, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4385082	0600261420
RESTRICTED - LLC	K. Hovnanian at Woodhill Estates, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	01-0550781	0600128484
RESTRICTED - LLC	K. Hovnanian at Woolwich I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3828777	0600122901
RESTRICTED - LLC	K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-1683566	0600214193
RESTRICTED - LLC	K. Hovnanian Classics CIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3684969	0600251026

RESTRICTED - LLC	K. Hovnanian Holdings NJ, LLC	NJ	K. Hovnanian Developments of New Jersey, Inc.	99.90%	K. Hovnanian Developments of New Jersey II, Inc.	0.10%	02-0651173	0600153466

RESTRICTED - LLC	K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2695696	0600232504
RESTRICTED - LLC	K. HOVNANIAN INVESTMENTS II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2695548	0600232506
RESTRICTED - LLC	K. Hovnanian Northeast Services, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	16-1639452	0600153468
RESTRICTED - LLC	K. Hovnanian Southern New Jersey, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	01-0648280	0600136445
RESTRICTED - LLC	K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-2364394	0600227507
RESTRICTED - LLC	K. Hovnanian Venture I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	02-0572173	0600136444
RESTRICTED - LLC	K. Hovnanian’s Private Home Portfolio, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	22-3766856	0600101900
RESTRICTED - LLC	KHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	01-0752776	0600153607
RESTRICTED - LLC	M&M AT APPLE RIDGE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3824654	0600083500
RESTRICTED - LLC	M&M at Chesterfield, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	56-2290506	0600148929
RESTRICTED - LLC	M&M at Copper Beech, L.L.C.	NJ	M&M Investments, L.P.	20-5355079	0600276504
RESTRICTED - LLC	M&M at Crescent Court, L.L.C.	NJ	M&M Investments, L.P.	20-5085522	0600272411
RESTRICTED - LLC	M&M AT EAST MILL, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	80-0036068	0600132895
RESTRICTED - LLC	M&M at East Rutherford, L.L.C.	NJ	M&M Investments, L.P.	20-4514649	0600264013
RESTRICTED - LLC	M&M at Kensington Woods, LLC	NJ	M & M Investments, L.P.	31-1819907	0600168422
RESTRICTED - LLC	M&M AT MORRISTOWN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3834775	0600123418
RESTRICTED - LLC	M&M AT SHERIDAN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3825357	0600092716
RESTRICTED - LLC	M&M AT SPINNAKER POINTE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3825041	0600119620

RESTRICTED - LLC	M&M AT SPRUCE HOLLOW, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3825064	0600117704
RESTRICTED - LLC	M&M AT SPRUCE RUN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3825037	0600114161
RESTRICTED - LLC	M&M at Station Square, L.L.C.	NJ	M&M Investments, L.P.	20-8354517	0600290651
RESTRICTED - LLC	M&M at Tamarack Hollow, L.L.C.	NJ	M & M Investments, L.P.	20-2033836	0600220999
RESTRICTED - LLC	M&M at The Chateau, L.L.C.	NJ	M & M Investments, L.P.	20-3375109	0600244754
RESTRICTED - LLC	M&M AT THE HIGHLANDS, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3824649	0600115309
RESTRICTED - LLC	M&M AT UNION, L.L.C.	NJ	M&M Investments, L.P.	26-1628832	0600315655
RESTRICTED - LLC	M&M at West Orange, L.L.C.	NJ	M & M Investments, L.P.	55-0820919	0600162544
RESTRICTED - LLC	M&M AT Westport, L.L.C.	NJ	M & M Investments, L.P.	20-3494593	0600247195
RESTRICTED - LLC	M&M at Wheatena Urban Renewal, L.L.C.	NJ	M & M Investments, L.P.	20-1516521	0600209678
RESTRICTED - LLC	Matzel & Mumford at Egg Harbor, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	20-1706817	0600215046
RESTRICTED - LLC	MATZEL & MUMFORD AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3500542	0600034323
RESTRICTED - LLC	Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ	M & M Investments, L.P.	20-0489677	0600187135
RESTRICTED - LLC	MMIP, L.L.C.	NJ	M and M Investments, LP	02-0651174	0600153572
RESTRICTED - LLC	Terrapin Realty, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-4415708	0600262615
RESTRICTED - LLC	THE LANDINGS AT SPINNAKER POINTE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	22-3825040	0600119619
RESTRICTED - LLC	K. Hovnanian Classics, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	20-3761401	0600250946
RESTRICTED - LLC	Builder Services NY, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.	20-5676716	NY does not have state ID numbers
RESTRICTED - LLC	K. HOVNANIAN AT NEW WINDSOR, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.	20-3158568	NY does not have state ID numbers

RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Hamptonburgh, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.	26-1346213	NY does not have state ID numbers
RESTRICTED - LLC	K. HOVNANIAN OHIO REALTY, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.	32-0069376	1379137
RESTRICTED - LLC	K. HOVNANIAN OSTER HOMES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.	20-3198273	1557592
RESTRICTED - LLC	K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.	32-0069379	1379136
RESTRICTED - LLC	MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.	20-2882866	1542008
RESTRICTED - LLC	Builder Services PA, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-5425686	3669235
RESTRICTED - LLC	Hovnanian Land Investment Group of Pennsylvania, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4641720	590799
RESTRICTED - LLC	K. Hovnanian at Allenberry, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-5295827	3662327
RESTRICTED - LLC	K. HOVNANIAN AT ALLENTOWN, L.L.C	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-3215910	3320644
RESTRICTED - LLC	K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-3477133	3333125
RESTRICTED - LLC	K. Hovnanian at Camp Hill, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4215810	573601
RESTRICTED - LLC	K. Hovnanian at East Brandywine, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-8353499	3701588
RESTRICTED - LLC	K. HOVNANIAN AT FORKS TWP. I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4202483	571052
RESTRICTED - LLC	K. Hovnanian at Lower Macungie Township I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	51-0427582	3084633
RESTRICTED - LLC	K. Hovnanian at Lower Macungie Township II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	65-1161803	3105462
RESTRICTED - LLC	K. Hovnanian at Lower Makefield Township I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	22-3887471	3108679

RESTRICTED - LLC	K. Hovnanian at Lower Moreland I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	22-3785544	2990162
RESTRICTED - LLC	K. Hovnanian at Lower Moreland II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	22-3785539	2990163
RESTRICTED - LLC	K. Hovnanian at Lower Moreland III, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4863743	598248
RESTRICTED - LLC	K. HOVNANIAN AT MACUNGIE, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4863710	598266
RESTRICTED - LLC	K. Hovnanian at Northampton, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	22-3785527	2990165
RESTRICTED - LLC	K. Hovnanian at Philadelphia II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-1706785	3242115
RESTRICTED - LLC	K. Hovnanian at Philadelphia III, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-3216099	3320056
RESTRICTED - LLC	K. Hovnanian at Philadelphia IV, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-3216000	3320058
RESTRICTED - LLC	K. HOVNANIAN AT RAPHO, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-2293515	3279728
RESTRICTED - LLC	K. Hovnanian at Silver Spring, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-3230502	3320040
RESTRICTED - LLC	K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	31-1820731	3138927
RESTRICTED - LLC	K. Hovnanian at Upper Uwchlan, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	59-3763798	3113479
RESTRICTED - LLC	K. Hovnanian at West Bradford, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-2560211	3288405
RESTRICTED - LLC	K. Hovnanian Eastern Pennsylvania, L.L.C.	PA	K. Hovnanian at Perkiomen II, Inc.	04-3630089	3059867
RESTRICTED - LLC	K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-2376938	3282224
RESTRICTED - LLC	K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	54-2064618	3084631
RESTRICTED - LLC	K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-0310776	3163398
RESTRICTED - LLC	Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-5071295	3654836

RESTRICTED - LLC	RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20-4202417	573609
RESTRICTED - LLC	K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC	K. Hovnanian Developments of South Carolina, Inc	20-4467887	SC does not have state ID numbers
RESTRICTED - LLC	K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC	SC	K. Hovnanian Developments of South Carolina, L.L.C.	31-1820161	SC does not have state ID numbers
RESTRICTED - LLC	K. Hovnanian Homes of South Carolina, LLC	SC	K. Hovnanian Developments of South Carolina, Inc.	58-2660293	SC does not have state ID numbers
RESTRICTED - LLC	Hovnanian Land Investment Group of Texas, L.L.C.	TX	K. Hovnanian Homes - DFW, L.L.C.	20-1442111	800370835
RESTRICTED - LLC	K. Hovnanian Homes - DFW, L.L.C.	TX	K. Hovnanian Holdings NJ, L.L.C.	20-5856823	800728621
RESTRICTED - LLC	K. Hovnanian Homes of Houston, L.L.C.	TX	K. Hovnanian Holdings NJ, L.L.C.	20-5856877	800728636
RESTRICTED - LLC	K. Hovnanian of Houston II, L.L.C.	TX	K. Hovnanian Holdings NJ, L.L.C.	20-5856770	800728629
RESTRICTED - LLC	PARK TITLE COMPANY, LLC	TX	K. Hovnanian of Houston II, L.L.C.	20-1293533	800351629
RESTRICTED - LLC	Alford, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-1532156	S130757-0
RESTRICTED - LLC	Dulles Coppermine, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	31-1820770	S095889-4
RESTRICTED - LLC	HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-1020023	S120465-2
RESTRICTED - LLC	K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	22-3778537	S057901-3
RESTRICTED - LLC	K. Hovnanian at Lake Terrapin, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	22-3647920	S035928-3
RESTRICTED - LLC	K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC	VA	K. Hovnanian Developments of Virginia, Inc.	22-3647925	S035925-9

RESTRICTED - LLC	K. Hovnanian Franciscus Homes, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-3832432	S170852-0
RESTRICTED - LLC	K. Hovnanian Homes at Belmont Overlook, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	26-1345784	S239392-6
RESTRICTED - LLC	K. Hovnanian Homes at Cameron Station, LLC	VA	K. Hovnanian Developments of Virginia, Inc.	20-1169628	S122706-7
RESTRICTED - LLC	K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-4215898	S176922-5
RESTRICTED - LLC	K. Hovnanian Homes at Victoria Station, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	26-1345747	S239380-1
RESTRICTED - LLC	K. Hovnanian Summit Holdings, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	31-1818027	S094770-7
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Ashburn Village, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-0385213	S108167-0
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Charlottesville, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-3375037	S162622-7
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Dulles Discovery Condominium, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-1442155	S128212-0
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Dulles Discovery, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-1169675	S122707-5
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at New Kent Vineyards, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	20-3375087	S162620-1
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Vint Hill, L.L.C.	VA	K. Hovnanian Developments of Virginia, Inc.	31-1828049	S104496-7

RESTRICTED - LLC	K. Hovnanian Homes of West Virginia, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.	20-2828654	71850
RESTRICTED - LLC	K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.	31-1826832	59028
RESTRICTED - LLC	K. Hovnanian’s Four Seasons at Huntfield, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.	20-3375034	78494

RESTRICTED - LLC	MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.				20-5065126	85976
RESTRICTED - LP	M&M INVESTMENTS, L.P.	NJ	K. Hovnanian Holdings NJ, L.L.C.	99.44%	The Matzel & Mumford Organization, Inc.	0.56%	22-3685183	0600072762
RESTRICTED - LP	MILLENNIUM TITLE AGENCY, LTD.	OH	K. Hovnanian Oster Homes, L.L.C.				34-1921771	1138080

Chief Executive Office for All Entities:	110 West Front Street, Red Bank, NJ 07701
All Restricted Entities other than K. Hovnanian Enterprises, Inc. are Guarantors.

SCHEDULE 1.1(P)

EXISTING PERMITTED LIENS

None.

Schedule 2.9.1
Existing Letters of Credit

		K. HOVNANIAN ENTERPRISES Letters of Credit Outstanding

Perf.or Financial	LC No.	BENEFICIARY	CURRENT AMOUNT	DATE ISSUED	EXPIRY DATE

Fin.	201811	Reliance Insurance Co.	$46,122.00	2/7/1995	12/31/2008
Perf.	201821	Township of East Brunswick	$9,201.72	6/19/1996	6/17/2009
Perf.	201822	Township of East Brunswick	$19,304.24	6/19/1996	6/17/2009
Perf.	201823	Township of East Brunswick	$8,164.80	10/29/1996	10/28/2008
Perf.	201824	Township of East Brunswick	$10,292.50	10/29/1996	10/28/2008
Perf.	201828	Township of East Brunswick	$7,678.08	6/19/1996	6/17/2009
Perf.	201829	Township of East Brunswick	$30,029.51	6/19/1996	6/17/2009
Perf.	201830	Township of East Brunswick	$84,329.06	6/19/1996	6/17/2009
Perf.	201831	Township of East Brunswick	$6,300.00	6/19/1996	6/17/2009
Perf.	201832	Township of East Brunswick	$6,283.49	10/29/1996	10/28/2008
Perf.	201833	Township of East Brunswick	$24,448.34	10/29/1996	10/28/2008
Perf	217502	Township of Lawrence	$121,756.08	4/23/1999	4/26/2009
Perf	217533	Township of Lawrence	$19,342.69	4/23/1999	4/26/2009
Perf.	217536	Township of Lawrence	$2,820.51	4/23/1999	4/26/2009
Perf.	225922	Township of Lawrence	$20,841.11	1/21/2000	1/21/2009
Perf.	225923	Township of Lawrence	$162,164.76	1/21/2000	1/21/2009
Fin.	243450	Steadfast Insurance Co.	$500,000.00	11/30/2001	10/31/2008
Fin.	243452	Zurich American Insurance Co.	$700,000.00	11/30/2001	10/31/2008
Perf.	250328	Hackettstown Municipal Utilities	$231,340.50	7/16/2002	7/16/2008
Perf.	250329	Hackettstown Municipal Utilities	$108,246.75	7/16/2002	7/16/2008
Perf.	252579	Northampton, Bucks County	$352,995.84	10/3/2002	11/12/2008
Perf.	253440	Township of Cedar Grove	$104,967.00	11/18/2002	5/18/2008
Perf.	253721	Township of Northampton	$957,296.83	11/19/2002	11/20/2008
Perf.	258407	Town of Monroe	$500,000.00	6/23/2003	6/23/2008
Perf.	258408	Town of Monroe	$346,500.00	6/23/2003	6/23/2008
Perf.	258679	Jaindl Land Co.	$99,000.00	7/7/2003	7/7/2008

Perf.	261918	RTKL New Jersey Architects	$150,000.00	1/2/2004	1/2/2009
Perf	18101134	Township of Rapho	$204,708.90	1/31/2005	1/31/2009
Perf	18101135	Mt. Joy Properites Inc.	$71,117.72	2/3/2005	2/3/2009
Perf.	18101626	Borough of West Paterson	$45,684.90	5/13/2005	5/10/2008
Perf.	18101627	City of Clifton	$253,404.00	5/13/2005	5/13/2008
Perf.	18101628	Borough of West Paterson	$151,648.52	5/13/2005	5/13/2008
Fin	18102009	Twp of Manalapan	$1,958,008.00	9/26/2005	9/26/2008
Fin	18102010	Twp of Manalapan	$964,392.00	9/26/2005	9/26/2008
Perf	18102481	Nordan Realty Corp.	$6,000,000.00	1/5/2006	7/29/2009
Perf	18102554	Northampton, Bucks County	$74,693.55	12/21/2005	6/21/2008
Perf	18102765	Borough of West Paterson	$47,550.10	2/2/2006	2/2/2009
Fin	18102770	Borough of Camp Hill	$35,662.00	3/13/2006	3/13/2009
Perf	18102859	Silver Spring Township	$322,470.00	4/19/2006	4/19/2009
Perf	18102869	The Breeches at Allenberry LLC	$239,000.00	3/6/2006	3/6/2009
Perf	18102878	Lehigh County Authority	$20,265.00	3/3/2006	3/3/2009
Perf	18102980	Borough of North Caldwell	$198,361.56	3/22/2006	3/22/2009
Perf	18103106	Township of Verona	$39,954.07	4/18/2006	4/18/2008
Perf	18103173	City of Clifton	$455,693.00	4/26/2006	4/26/2008
Perf	18103200	Jersey City Municipal Utilities	$618,165.00	5/25/2006	5/25/2008
Perf	18103600	Lower Macungie Township	$349,036.61	8/15/2006	5/15/2008
Perf	18103762	Mt. Joy Borough Authority	$329,262.82	9/21/2006	9/21/2008
Perf	18104151	Lower Macungie Township	$346,338.81	12/26/2006	12/26/2008
Perf	18104236	Lower Macungie Township	$982,104.41	1/19/2007	1/19/2009
Perf	18104444	Lower Macungie Township	$242,435.07	3/23/2007	3/23/2009
Perf	18107606	Lower Moreland Township	$427,000.00	9/12/2007	3/12/2009
Perf	18108376	Lehigh County Authority	$130,219.10	11/21/2007	11/21/2008
Perf	18108960	Mount Joy Boro Authority	$221,531.24	2/28/2008	2/28/2010

		PNC - TOTAL	$19,358,132.19

Perf.	940740	Brd of Cty Supervsrs.of Prc.William	$40,585.50	12/26/2005	8/22/2008
Perf.	941035	Stafford County Board of Supervisors	$68,702.93	10/9/1998	4/1/2008
Perf.	3064488	Board of Cty Spv Prince William Cty	$543,518.19	7/20/2004	7/16/2008
Perf.	3064720	Bd of Supervisors of Prince Wm.Cty.	$328,394.00	8/3/2004	3/23/2008
Perf.	3064954	Burgess & Comm.of Walkersville	$805,456.00	8/12/2004	8/12/2008
Fin.	3065222	U.S. Bank National Assoc.	$546,376.00	9/17/2004	9/17/2008
Perf.	3065427	Brazos River North South Ltd.	$130,000.00	9/17/2004	9/17/2008

Perf.	3065905	Board of Cty Spv Prince William Cty	$312,557.45	10/5/2004	4/5/2008
Perf.	3065998	Board of Cty Spv Prince William Cty	$376,744.26	10/8/2004	7/16/2008
Perf.	3066428	Stafford Cty. Board of Supervisors	$332,843.80	11/2/2004	11/2/2008
Perf.	3071551	Board of Cty Spv Prince William Cty	$212,652.00	11/9/2004	7/5/2008
Perf.	3071552	Board of Cty Spv Prince William Cty	$287,125.00	11/9/2004	7/5/2008
Perf.	3071883	Board of Cty Spv Prince William Cty	$341,188.86	12/1/2004	5/21/2008
Perf.	3072040	Board of Cty Spv Prince William Cty	$309,039.59	12/8/2004	6/1/2008
Perf.	3072317	Board of Cty Spv Prince William Cty	$365,392.94	12/22/2004	7/16/2008
Perf.	3072686	Moreno Valley Properties	$100,000.00	4/20/2005	1/18/2009
Fin.	3072966	U.S. Bank National Assoc.	$297,220.00	3/8/2005	7/1/2008
Perf.	3073161	Coachella Valley Water District	$45,863.20	3/25/2005	6/1/2008
Perf.	3073558	County of San Diego	$242,360.00	3/30/2005	12/31/2008
Perf.	3074011	Stafford Cty. Board of Supervisors	$686,171.00	3/22/2005	3/22/2008
Perf.	3074109	Coachella Valley Water District	$18,714.85	3/28/2005	6/1/2008
Fin.	3074430	Aeromaritime Investment Co.	$250,000.00	4/13/2005	6/30/2008
Perf.	3074488	Baltimore County, MD	$30,000.00	4/28/2005	4/28/2008
Perf.	3074489	Baltimore County, MD	$13,110.00	4/28/2005	4/28/2008
Perf.	3074948	Baltimore County, MD	$52,272.00	5/24/2005	5/24/2008
Perf.	3074949	Baltimore County, MD	$110,000.00	5/24/2005	5/24/2008
Perf.	3074950	Baltimore County, MD	$30,000.00	5/24/2005	5/24/2008
Perf.	3074951	Baltimore County, MD	$167,652.00	5/24/2005	5/24/2008
Perf.	3074952	Baltimore County, MD	$41,223.00	5/24/2005	5/24/2008
Perf.	3074953	Baltimore County, MD	$78,105.00	5/24/2005	5/24/2008
Perf.	3074954	Baltimore County, MD	$61,216.00	5/24/2005	5/24/2008
Perf.	3075027	Stafford County Board of Supervisors	$78,176.00	5/11/2005	5/11/2008
Perf.	3075028	Stafford County Board of Supervisors	$75,000.00	5/11/2005	5/11/2008
Perf.	3075032	Stafford County Board of Supervisors	$5,313.00	5/17/2005	5/17/2008
Perf.	3075033	Stafford County Board of Supervisors	$32,316.00	5/17/2005	5/17/2008
Perf.	3075034	Stafford County Board of Supervisors	$164,393.00	5/17/2005	5/17/2008
Perf.	3075035	Stafford County Board of Supervisors	$17,850.00	5/17/2005	5/17/2008
Perf.	3075157	First American Title Insurance Co.	$625,000.00	5/18/2005	3/29/2009
Perf.	3075190	City of Victoria	$485,225.50	5/25/2005	11/20/2008
Perf.	3075328	Burgess & Comm.of Walkersville	$791,341.09	5/31/2005	5/31/2008
Perf.	3075330	Burgess & Comm.of Walkersville	$64,600.00	5/31/2005	5/31/2008
Fin.	3075396	FC Caldwell LLC	$87,069.90	6/1/2005	6/1/2008
Fin.	3075455	Dublin Murphy Estates Ltd.	$96,000.00	6/8/2005	6/8/2008
Perf.	3075537	County of Culpeper	$311,742.00	6/8/2005	6/8/2008
Perf.	3075538	County of Culpeper	$97,506.00	6/8/2005	6/8/2008

Perf.	3075539	County of Culpeper	$59,000.00	6/8/2005	6/8/2008
Perf.	3075540	County of Culpeper	$26,300.00	6/8/2005	6/8/2008
Fin.	3075625	City of Chaska	$54,082.00	6/21/2005	6/21/2008
Perf.	3076088	Baltimore County, MD	$40,000.00	7/8/2005	7/8/2008
Perf.	3076089	Baltimore County, MD	$11,762.00	7/8/2005	7/8/2008
Perf.	3076090	Baltimore County, MD	$30,000.00	7/8/2005	7/8/2008
Perf.	3076091	Baltimore County, MD	$29,403.00	7/8/2005	7/8/2008
Fin.	3076197	Trout Land LLC	$900,000.00	8/1/2005	8/1/2008
Perf.	3076796	City of Maplewood	$120,000.00	8/23/2005	8/23/2008
Perf.	3076854	Baltimore County, MD	$55,920.00	8/25/2005	8/25/2008
Perf.	3076855	Baltimore County, MD	$33,385.00	8/25/2005	8/25/2008
Perf.	3077125	Baltimore County, MD	$40,000.00	9/6/2005	9/6/2008
Perf.	3077126	Baltimore County, MD	$2,138.00	9/6/2005	9/6/2008
Perf.	3077127	Baltimore County, MD	$27,900.00	9/6/2005	9/6/2008
Perf.	3077128	Baltimore County, MD	$3,267.00	9/6/2005	9/6/2008
Perf.	3077238	Stafford County Board of Supervisors	$14,000.00	9/8/2005	9/8/2008
Perf.	3077239	Stafford County Board of Supervisors	$47,813.00	9/8/2005	9/8/2008
Perf.	3077240	Stafford County Board of Supervisors	$47,085.00	9/8/2005	9/8/2008
Perf.	3077499	Dept. of Public Works	$232,000.00	9/27/2005	9/27/2008
Perf.	3077512	Dept. of Public Works	$30,000.00	9/27/2005	9/27/2008
Perf.	3077837	City of Ramsey	$682,960.00	10/13/2005	10/13/2008
Fin.	3078142	Dr. Bahram Sina and Pari Sina	$300,000.00	10/28/2005	7/29/2009
Fin.	3078458	Clarion Homes LLC	$387,200.00	11/15/2005	11/15/2008
Perf.	3078463	Baltimore County, MD	$8,235.00	11/15/2005	11/15/2008
Perf.	3078464	Baltimore County, MD	$75,500.00	11/15/2005	11/15/2008
Perf.	3078846	Burgess & Comm.of Walkersville	$63,200.00	12/5/2005	12/5/2008
Perf.	3078847	Burgess & Comm.of Walkersville	$59,100.00	12/5/2005	12/5/2008
Perf.	3078848	Burgess & Comm.of Walkersville	$747,131.13	12/5/2005	12/5/2008
Perf.	3078849	Burgess & Comm.of Walkersville	$1,527,500.00	12/5/2005	12/5/2008
Perf.	3078965	Stafford County Board of Supervisors	$174,889.50	12/9/2005	12/9/2008
Perf.	3079066	Baltimore county, MD	$115,000.00	12/19/2005	12/19/2008
Perf.	3079067	Baltimore County, MD	$30,000.00	12/19/2005	12/19/2008
Perf.	3079281	City of Oceanside	$31,395.00	12/28/2005	12/28/2008
Fin.	3079321	Lennar Homes of Texas Land	$250,000.00	1/3/2006	2/3/2009
Fin.	3079651	Aeromaritime Investment Co.	$200,000.00	1/17/2006	6/30/2008
Fin.	3079660	Tenant-In-Common Owners	$51,305.79	1/17/2006	1/17/2009
Perf.	3079833	Baltimore County, MD	$47,336.00	1/24/2006	1/24/2009
Perf.	3079853	Baltimore County, MD	$125,671.00	1/24/2006	1/24/2009

Perf.	3080112	Baltimore County, MD	$16,633.00	2/7/2006	2/7/2009
Perf.	3080113	Baltimore County, MD	$52,966.00	2/7/2006	2/7/2009
Perf.	3080114	Baltimore County, MD	$156,366.00	2/7/2006	2/7/2009
Perf.	3080115	Baltimore County, MD	$60,950.00	2/7/2006	2/7/2009
Perf.	3080116	Baltimore County, MD	$71,416.00	2/7/2006	2/7/2009
Perf.	3080117	Baltimore County, MD	$22,743.00	2/7/2006	2/7/2009
Perf.	3080329	City of Cottage Grove	$1,088,309.11	3/2/2006	3/2/2008
Perf.	3080461	The City of Havre De Grace	$25,000.00	2/27/2006	2/27/2009
Perf.	3080500	Baltimore County, MD	$163,207.00	3/2/2006	3/2/2008
Perf.	3080501	Baltimore County, MD	$101,062.00	3/2/2006	3/2/2008
Perf.	3080503	Baltimore County, MD	$35,605.00	3/2/2006	3/2/2008
Perf.	3080506	Baltimore County, MD	$278,177.00	3/2/2006	3/2/2008
Fin.	3080777	Kimbrell Fort Mill LP	$237,000.00	3/9/2006	6/30/2008
Perf.	3080814	Board of County Comm. Of Frederick Cty	$74,763.66	3/21/2006	3/21/2008
Perf.	3080881	City of Chanhassen	$161,215.81	3/21/2006	3/21/2008
Perf.	3081260	City of Maple Grove	$64,900.00	4/10/2006	4/10/2009
Perf.	3081261	City of Maple Grove	$703,338.00	4/5/2006	2/1/2009
Fin.	3081685	Regent Land Investment LLC	$44,300.00	5/15/2006	5/15/2008
Perf.	3082062	City of Maple Grove	$77,770.00	5/23/2006	2/1/2009
Perf.	3082940	Dept. of Public Works	$465,800.00	6/30/2006	6/30/2008
Perf.	3083192	City of Maple Grove	$3,789,200.00	7/17/2006	2/1/2009
Perf.	3083193	City of Maple Grove	$358,300.00	7/17/2006	2/1/2009
Perf.	3083251	Branch Forest Partners Ltd.	$200,000.00	7/25/2006	7/25/2008
Perf.	3083584	Trico Electric Cooperative Inc.	$25,651.19	8/9/2006	7/22/2008
Perf.	3083585	Trico Electric Cooperative Inc.	$25,651.19	8/9/2006	7/22/2009
Perf.	3083658	Baltimore County, MD	$22,374.00	8/10/2006	8/10/2008
Perf.	3083659	Baltimore County, MD	$29,655.00	8/10/2006	8/10/2008
Perf.	3083694	County of San Diego	$667,778.00	8/22/2006	8/22/2008
Perf.	3083695	County of San Diego	$50,000.00	8/22/2006	8/22/2008
Perf.	3083696	County of San Diego	$967,778.00	8/22/2006	8/22/2008
Perf.	3083879	City of Chanhassen	$250,420.91	8/23/2006	8/23/2008
Fin.	3084302	Town of Cary	$500,963.25	9/18/2006	9/18/2008
Perf.	3084530	City of Maple Grove	$20,000.00	10/3/2006	2/1/2009
Fin.	3084958	Town of Cary	$9,000.00	11/3/2006	11/3/2008
Perf.	3086696	Baltimore County, MD	$5,455.00	2/9/2007	2/9/2008
Perf.	3086697	Baltimore County, MD	$28,271.65	2/9/2007	2/9/2008
Perf.	3087862	Town of Cary	$64,452.00	4/26/2007	4/25/2008

Perf.	3090286	Town of Cary	$20,000.00	10/10/2007	10/8/2008
Perf.	3090287	Town of Cary	$3,500.00	10/10/2007	10/8/2008
Fin.	3089722	Amtrust Bank	$3,100,000.00	12/17/2007	11/2/2008
Fin.	3091179	AIG Annuity Insurance Co.	$13,569,962.00	12/11/2007	12/4/2008
Perf.	3091799	Charles S Davis & Tracey A Davis	$50,000.00	2/5/2008	9/10/2010
Perf.	3091923	Town of Cary	$50,969.00	2/4/2008	2/1/2009
Fin.	3092069	Fidelity & Deposit Co. of Md.	$5,000,000.00	2/15/2008	2/14/2009
Perf.	3092262	Town of Cary	$29,724.00	2/28/2008	2/28/2009
Perf.	3092263	Town of Cary	$3,250.00	2/28/2008	2/28/2009
Perf.	7401777	Board of Supervisors /Prince William	$29,728.54	5/24/1999	8/24/2008
Perf.	7403137	Stafford County Board of Supervisors	$35,527.00	1/11/2000	7/11/2008
Perf.	7403139	Stafford County Board of Supervisors	$1,000.00	1/11/2000	7/11/2008
Perf.	7403140	Stafford County Board of Supervisors	$34,624.00	1/11/2000	7/11/2008
Perf.	7403214	Stafford County Board of Supervisors	$46,837.50	1/27/2000	4/26/2008
Perf.	7404762	Bd.of Supervisors of Prince Wm.Cty.	$179,137.23	1/25/2001	8/20/2008
Perf.	7404842	Bd.Of Supervisors of Prince Wm.Cty.	$27,800.10	2/8/2001	3/22/2008
Perf.	7405365	Stafford Cty. Board of Supervisors	$23,493.00	5/22/2001	5/22/2008
Perf.	7405761	Bd of Supervisors of Prince Wm.Cty.	$45,845.00	9/5/2001	8/24/2008
Perf.	7406097	Bd of Supervisors of Prince Wm.Cty.	$174,237.80	11/29/2001	7/12/2008
Perf.	7409177	Board of Supervisors /Prince William	$155,405.72	3/20/2002	9/19/2008
Perf.	7409222	Stafford County Board of Supervisors	$75,035.15	3/27/2002	3/27/2009
Perf.	7410151	Board of Supervisors /Prince William	$147,586.38	8/14/2002	7/16/2008
Perf.	7410606	Board of Supervisors /Prince William	$122,793.80	10/24/2002	8/24/2008
Perf.	7411051	Board of Supervisors /Prince William	$82,247.43	1/24/2003	12/30/2008
Perf.	7411069	Board of Supervisors /Prince William	$263,047.09	1/23/2003	7/16/2008
Perf.	7411130	Stafford County Board of Supervisors	$118,807.00	2/5/2003	5/21/2008
Perf.	7411453	Board of Supervisors /Prince William	$106,093.25	4/9/2003	8/27/2008
Perf.	7411505	Stafford County Board of Supervisors	$44,907.60	4/28/2003	4/28/2008
Perf.	7411515	Board of Supervisors Fairfax County	$94,600.00	4/28/2003	4/28/2008
Perf.	7411592	Stafford County Board of Supervisors	$17,342.00	5/7/2003	5/6/2008
Perf.	7411692	Burgess & Comm.of Walkersville	$86,965.45	6/6/2003	6/6/2008
Perf.	7411693	Burgess & Comm.of Walkersville	$64,600.00	6/6/2003	6/6/2008
Perf.	7412110	Bd.of Supervisors of Prince Wm.Cty.	$177,192.23	8/11/2003	2/28/2009
Perf.	7412116	Bd.of Supervisors of Prince Wm.Cty.	$25,000.00	8/8/2003	8/8/2008
Perf.	7412117	Bd.of Supervisors of Prince Wm.Cty.	$25,000.00	8/8/2003	8/8/2008
Perf.	7412402	Bd of Supervisors of Prince Wm.Cty.	$25,000.00	9/24/2003	9/24/2008
Fin.	7412572	City of Palm Springs	$50,000.00	10/15/2003	9/30/2008
Perf.	7412763	Board of Supervisors /Prince William	$230,558.90	11/5/2003	7/12/2008

Perf.	7413575	Stafford County Board of Supervisors	$7,500.00	2/12/2004	2/2/2009
Perf.	7413576	Stafford County Board of Supervisors	$92,970.00	2/12/2004	2/6/2009
Perf.	7413818	Board of Cty Spv Prince William Cty	$167,314.65	3/12/2004	7/23/2008
Perf.	7413878	Baltimore County, Md	$20,000.00	3/31/2004	3/31/2008
Perf.	7413880	Baltimore County, Md	$28,314.00	3/31/2005	3/31/2008
Perf.	7413913	Stafford County Board of Supervisors	$375,580.00	3/26/2004	3/23/2008
Perf.	7413986	Stafford County Board of Supervisors	$169,278.00	4/2/2004	4/2/2008
Perf.	7413987	Stafford County Board of Supervisors	$15,528.40	4/2/2004	4/2/2008
Perf.	7413988	Stafford County Board of Supervisors	$171,882.00	4/2/2004	4/2/2008
Perf.	7414343	Stafford County Board of Supervisors	$91,916.00	5/24/2004	5/24/2008
Perf.	7414345	Stafford County Board of Supervisors	$24,518.00	5/24/2004	5/24/2008
Perf.	7414582	Stafford County Board of Supervisors	$112,501.65	7/1/2004	7/1/2008
Perf.	7414583	Stafford County Board of Supervisors	$8,203.00	7/1/2004	7/1/2008

Perf.	7414584	Stafford County Board of Supervisors	$37,998.80	7/1/2004	7/1/2008
Perf.	3092091	County of Essex	$142,755.00	3/3/2008	3/3/2009

		Bank of America - Total	$53,557,042.92

Perf	P002376	Board of Cty Superv. Prince William Cty.	$3,105.00	7/28/2005	7/28/2008
Perf	P002516	Board of Cty Superv. Prince William Cty.	$122,996.07	8/31/2005	8/28/2008
Perf	P002861	Board of Cty Superv. Prince William Cty.	$275,459.96	1/20/2006	7/20/2008
Perf	P003060	Board of Cty Superv. Prince William Cty.	$396,639.60	3/22/2006	9/22/2008

		Sun Trust - Total	$798,200.63

Fin.	S051174	Dev. Guaranty Group-PG	$75,000.00	4/3/1995	4/3/2008
Perf.	S133745	Prince William County	$48,043.89	10/14/1999	8/28/2008
Perf.	S133754	Dev. Guaranty Group-PG	$67,500.00	10/11/1997	4/23/2008

		Wachovia - Total	$190,543.89

Perf	61667792	RF Land Holdings III, LLC	$2,655,372.00	7/25/2007	7/25/2008

Fin	61653708	EQR-Urban Renewal 77 Hudson	$15,553,624.00	8/7/2007	6/20/2008
Fin	61653709	SCC-Canyon II, LLC	$5,953,485.00	8/7/2007	7/28/2008
Fin	61653711	Hearthstone Multi-Asset Entity A	$6,122,178.00	8/7/2007	5/13/2008
Fin	61653713	Acacia Credit Fund 10-A LLC	$4,248,763.00	8/7/2007	7/29/2008
Fin	61653717	M&T Mortgage Corp.	$8,821,853.00	8/7/2007	4/10/2008
Fin	61653724	M&T Mortgage Corp.	$4,158,150.60	8/7/2007	7/26/2008
Fin	61654468	Township of Verona	$149,014.32	8/7/2007	10/24/2008
Fin	61654598	Ohio Savings Bank	$1,525,000.00	8/7/2007	10/27/2008
Fin	61654599	Ohio Savings Bank	$7,500,000.00	8/7/2007	10/27/2008
Fin	61654974	City of Maple Grove	$37,000.00	8/7/2007	2/1/2009
Fin	61655175	Township of Galloway	$1,435,000.00	8/7/2007	12/1/2008
Fin	61655486	Old Republic Insurance Co.	$5,000,000.00	8/7/2007	11/23/2008
Fin	61655494	Sunset Drive Partners Ltd.	$1,402,462.00	8/7/2007	9/5/2009
Fin	61655500	Oster Construction Inc.	$3,000,000.00	8/7/2007	7/28/2008
Fin	61655502	Roseland/Port Imperial Partners	$3,500,000.00	8/7/2007	6/9/2008
Fin	61655504	Security Title Agency	$183,995.63	8/7/2007	7/28/2008
Fin	61655873	Essex County Improvement Auth	$1,243,740.00	8/7/2007	4/23/2008
Fin	61655875	Security Title Agency	$383,441.81	8/7/2007	6/9/2008
Fin	61655876	Security Title Agency	$337,375.23	8/7/2007	6/9/2008
Fin	61655877	Security Title Agency	$167,269.13	8/7/2007	2/3/2009
Fin	61655879	Guaranty Bank as Agent	$10,000,000.00	8/7/2007	3/30/2008
Fin	61656175	Philip Perskie, Esq.	$1,600,000.00	8/7/2007	12/17/2008
Perf	61656452	National Home Insurance Co.	$150,000.00	8/7/2007	12/31/2008
Fin	61656652	Lowndes Drostick Doster Kantor	$2,500,000.00	8/7/2007	4/30/2008
Fin	61656721	Roseland/Port Imperial Partners	$15,210,686.00	8/7/2007	2/8/2009
Fin	61656722	Roseland/Port Imperial Partners	$5,000,000.00	8/7/2007	2/8/2009
Fin	61656874	Board of County Supervisors	$151,675.31	8/7/2007	12/15/2008
Fin	61656898	Lane Road Associates LLC	$200,000.00	8/7/2007	12/20/2009
Fin	61656928	Rock-Monroe LLC	$5,994,769.85	8/7/2007	12/20/2007
Fin	61657274	Ace American Insurance	$9,135,954.00	8/7/2007	12/28/2007
Fin	61657397	Olde South Homes Inc.	$110,000.00	8/7/2007	1/5/2009
Perf	61657795	Saddle Creek Investments Ltd.	$250,000.00	8/7/2007	7/12/2009
Fin	61657812	Beaufort County Zoning	$102,500.00	8/7/2007	1/11/2009
Fin	61657814	Beaufort County Zoning	$1,059,722.05	8/7/2007	1/11/2009
Perf	61658037	Board of County Supervisors	$249,020.00	8/7/2007	12/7/2008
Perf	61658038	GBF/LIC 228 Ltd.	$590,634.47	8/7/2007	6/17/2008
Perf	61658116	Summit Ventures LLC	$100,000.00	8/7/2007	5/25/2008
Perf	61658121	Board of County Supervisors	$268,286.61	8/7/2007	10/4/2008

Fin	61658136	Continental Casualty Co.	$5,155,790.00	8/7/2007	1/4/2009
Perf	61658552	Miles & Stockbridge PC	$342,000.00	8/7/2007	3/17/2009
Perf	61658735	Board of County Supervisors	$53,986.61	8/7/2007	10/4/2008
Perf	61659403	Lower Moreland Township School	$12,500.00	8/7/2007	5/13/2008
Perf	61659742	Melissa Road Partners Ltd.	$342,600.00	8/7/2007	4/21/2009
Perf	61660481	Northwest Building Ltd.	$75,000.00	8/7/2007	4/30/2010
Perf	61660840	The Travelers Indemnity Co.	$599,000.00	8/7/2007	10/11/2008
Perf	61660985	Heritage Bend Lot Venture	$1,220,500.00	8/7/2007	9/19/2008
Perf	61661208	Chicago Title Insurance Co.	$632,919.00	8/7/2007	4/1/2009
Perf	61661210	Chicago Title Insurance Co.	$1,055,177.00	8/7/2007	4/1/2009
Perf	61661281	City of Sacramento	$2,407,162.00	8/7/2007	3/28/2008
Perf	61661282	City of Sacramento	$1,120,062.00	8/7/2007	3/28/2008
Fin	61661861	National Union Fire Insurance Co.	$500,000.00	8/7/2007	10/31/2008
Perf	61662063	SCC-Canyon II, LLC	$900,000.00	8/7/2007	4/11/2008
Perf	61662263	Board of County Supervisors	$424,046.29	8/7/2007	10/16/2008
Perf	61662361	Virginia Commerce Bank	$750,000.00	8/7/2007	7/17/2008
Perf	61662628	City of Maple Grove	$252,200.00	8/7/2007	2/1/2009
Perf	61662921	Patapsco Landing LLC	$375,000.00	8/7/2007	4/30/2008
Fin	61663243	Prado Community Assoc.	$1,970,641.70	8/7/2007	5/14/2008
Perf	61663341	Genco-Homes Parvins Mill, LLC	$35,000.00	8/7/2007	11/3/2008
Perf	61663544	Board of County Supervisors	$153,595.15	8/7/2007	11/4/2008
Perf	61663746	Township of Verona	$237,270.88	8/7/2007	5/9/2009
Perf	61663902	Township of Verona	$162,890.83	8/7/2007	5/9/2009
Perf	61663903	Township of Verona	$32,319.96	8/7/2007	5/9/2009
Perf	61663904	Township of Verona	$41,436.29	8/7/2007	5/9/2009
Perf	61663905	Township of Verona	$79,219.40	8/7/2007	5/9/2009
Fin	61664164	Phoenix Assoc. of Greensboro	$32,000.00	8/7/2007	5/14/2008
Fin	61664165	Phoenix Assoc. of Greensboro	$39,000.00	8/7/2007	5/14/2008
Fin	61664166	Phoenix Assoc. of Greensboro	$55,000.00	8/7/2007	5/14/2008
Fin	61664167	Phoenix Assoc. of Greensboro	$31,000.00	8/7/2007	5/14/2008
Fin	61664168	Phoenix Assoc. of Greensboro	$44,000.00	8/7/2007	5/14/2009
Fin	61664169	Phoenix Assoc. of Greensboro	$24,000.00	8/7/2007	5/14/2008
Fin	61664201	Genco-Homes Parvins Mill, LLC	$50,000.00	8/7/2007	5/17/2008
Perf	61665326	Platinum Developers	$1,892,064.00	8/7/2007	1/2/2010
Fin	61665594	Texas State Bank	$750,000.00	8/7/2007	7/29/2008
Perf	61665595	Remington Pointe LLC	$200,000.00	8/7/2007	6/27/2008
Fin	61666233	Barry Bielat	$300,000.00	8/7/2007	6/21/2008
Fin	61666511	GMAC Model Home Finance LLC	$424,919.00	8/7/2007	7/3/2008

Perf	61666513	GMAC Model Home Finance LLC	$471,878.00	8/7/2007	7/3/2008
Fin	61666515	GMAC Model Home Finance LLC	$2,929,306.00	8/7/2007	7/3/2008
Fin	61666712	Amtrust Bank	$5,000,000.00	8/7/2007	7/31/2008
Perf	61667335	Premier Title Inc.	$363,671.20	8/7/2007	8/31/2008
Perf	61667352	Wynmere Hunt Assoc.	$250,000.00	8/7/2007	8/11/2008
Perf	61667371	Town of Cary	$1,491,786.40	8/7/2007	7/16/2009
Perf	61668871	Avenue One Community Associate Inc.	$235,477.81	8/7/2007	7/31/2008
Fin	61669788	K and M Associates Inc.	$127,000.00	8/16/2007	5/31/2008
Perf	61670351	City of Maple Grove	$20,000.00	10/1/2007	2/1/2009
Fin	61670945	Deer Park Meadows East LLC	$100,000.00	11/19/2007	11/19/2008
Fin	61671472	Stafford Land Co. Inc.	$237,500.00	1/8/2008	1/10/2010
Fin	63660708	Platinum Developers at Florence I	$174,793.50	2/6/2008	5/7/2008
Fin	63660867	Basin Ltd. &/or Southwest Bank	$1,904,430.00	2/19/2008	3/1/2011
Fin	63668068	Elm Tree Properties LLC	$500,000.00	2/19/2008	2/19/2009

		Citibank NA	$162,629,115.03
	Total Letters of Credit Outstanding		$236,533,034.66

m:\mbla\khov-lcsatclosing0308.xls

SCHEDULE 5.1.8

MATERIAL EVENTS SINCE OCTOBER 31, 2007

None.

SCHEDULE 5.1.12

CONSENTS AND APPROVALS

None.

EXHIBIT 1.1(A)
FORM OF
ASSIGNMENT AND ASSUMPTION AGREEMENT

                    This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                    For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swing Loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:	______________________________

2.	Assignee:	______________________________ [and is an Affiliate1]

3.	Borrower:	K. Hovnanian Enterprises, Inc.

4.	Agent:	PNC Bank, National Association, as the agent under the Credit Agreement

5.	Credit Agreement:

The Seventh Amended and Restated Credit Agreement dated as of March 7, 2008 among K. Hovnanian Enterprises, Inc. (the “Borrower”), Hovnanian Enterprises, Inc., as a Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”)

[1]	Insert if applicable.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans [2]

Revolving Credit Commitment	$_____________	$_____________	__________%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]3

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:

Title:

[Consented to and][4] Accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By

Name:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[3]	Assignor shall pay a fee of $3,500 to the Agent in connection with the Assignment.

[4]	To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

[Consented to:][5]

[NAME OF BORROWER OR OTHER RELEVANT PARTY]

By

Name:
Title:

[5]	To be added only if the consent of the Borrower and/or other parties (e.g. Swing Loan Lender, Letter of Credit Lender) is required by the terms of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

                    1. Representations and Warranties.

                    1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

                    1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements, if any, of an eligible assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if Assignee is not incorporated or organized under the laws of the United States of America or any State thereof, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                    2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.6

                    3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

[6]

Agent should consider whether this method conforms to its systems. In some circumstances, the following alternative language may be appropriate: "From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves."

executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

EXHIBIT 1.1(G)(1)
FORM OF
AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

                    THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into March 7, 2008, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

                    In order to induce the Lenders to continue existing, and to make new, loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with the Seventh Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees, and becomes surety as though it was a primary obligor for, the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower and each and every other Loan Party to the Agent and the Lenders, or any of their respective Affiliates, under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged (other than as a result of the full indefeasible payment thereof) or is for any reason invalid or unenforceable.

                    19. Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

                    20. Guaranty. Each Guarantor agrees to make full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower or any other Guarantor to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise. Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred: (i) the Agent has made any demand on the Borrower or any other Guarantor; (ii) the Agent has taken any action of any nature against the Borrower or any other Guarantor; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness. Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

                    21. Representations and Warranties. The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee. The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement. In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

                    22. Waiver as to Enforcement, Etc. Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors or the Agent and the Lenders, as the case may be, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

                    23. Waivers as to Lender Remedies. Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

                    24. Waivers as to Certain Notices. Each Guarantor waives any and all notice, disclosure and demand : (i) with respect to acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) with respect to the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; (iii) with respect to any default in connection with the Guaranteed Indebtedness; and (iv) of any other nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor.

                    25. Waivers as to Presentment, Etc. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

                    26. Obligations Absolute. The obligations of the Guarantors hereunder and under each of the Security Documents shall not be discharged or impaired or otherwise diminished by the failure, default, omission, or delay, willful or otherwise, by any Lender, the Agent, the Borrower, any Guarantor or any other obligor on any of the Guaranteed Indebtedness, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity. Each of the Guarantors agrees that the Guaranteed Indebtedness will be paid and performed strictly in accordance with the terms of the Loan Documents. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time and without any notice to any Guarantor, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

                    26.1 Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Indebtedness and

regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guaranteed Indebtedness, any of the terms of the Loan Documents, or any rights of the Agent or the Lenders or any other Person with respect thereto;

                    26.2 Any increase, decrease, or change in the amount, nature, type or purpose of, or any release, surrender, exchange, compromise, extension, indulgence with respect to payment of or settlement, renewal or waiver of, any of the Guaranteed Indebtedness (whether or not contemplated by the Loan Documents as presently constituted); any waiver or change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guaranteed Indebtedness including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; any execution or delivery of any additional Loan Documents; or any amendment, restatement, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Indebtedness;

                    26.3 Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Indebtedness; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or under in circumstances in which any condition to such extensions of credit has not been satisfied; any forbearance, exercise or non-exercise, or any other failure, omission, breach, default, delay, release, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower any Guarantor or any other Person under or in connection with any Loan Document or any of the Guaranteed Indebtedness; any refusal of payment or performance of any of the Guaranteed Indebtedness, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Indebtedness) to other obligations, if any, not entitled to the benefits of this Guarantee, in preference to Guaranteed Indebtedness entitled to the benefits of this Guarantee, or if any collections are applied to Guaranteed Indebtedness, any application to particular Guaranteed Indebtedness; any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Indebtedness), which results in denial or impairment of the right of the Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Indebtedness; and any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like;

                    26.4 Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, exchange, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Agent or the Lenders, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Indebtedness;

                    26.5 Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

                    26.6 Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other person with respect to any Loan Document or any of the Guaranteed Indebtedness; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Indebtedness; or

                    26.7 Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guaranteed Indebtedness in full.

                    27. Joint and Several Obligations. Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee. As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

                    28. Set-Off, Default Payments by Borrower. If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate. Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

                    29. Additional Guaranteed Indebtedness. Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

                    30. Reinstatement. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

                    31. Amendments and Waivers. Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent. Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

                    32. Payment of Fees and Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

                    33. Governing Law. Each Guarantor agrees that this Guarantee and the rights and obligations of the parties under this Guarantee shall be governed by, and construed and interpreted in accordance with, the Law of the State of New.

                    34. Acknowledgment of Receipt of Document. Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee, the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

                    35. Binding Effect; Assignment. Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

                    36. Default. Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.13 [Involuntary Proceedings] or Section 8.1.14 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                    37. Cumulative Remedies. Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

                    38. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below the heading “Guarantors” on Schedule 1.1(B) of the Credit Agreement in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

                    39. Severability; Modification to Conform to Law.

                    39.1 Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable against a Guarantor, in such jurisdiction shall, as to such jurisdiction and such Guarantor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or against any other Guarantor;

                    39.2 ;Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents in respect of the Guaranteed Indebtedness shall in no event exceed the amount which can be guaranteed by such Guarantor under the applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 31 hereof);

                    39.3 Each Guarantor agrees that the Guaranteed Indebtedness may at any time and from time to time exceed the amount of the liability of such Guarantor as may be determined under clause (b) above without impairing the guarantee contained in the Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

          40. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

          41. Submission to Jurisdiction and Waiver. Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York, and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Guarantee or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

          42. Other Waivers. Each Guarantor waives all defenses based on suretyship not specifically waived.

          43. Release of Guarantor. A Guarantor may be released of its obligations hereunder in accordance with and upon satisfaction of the terms and conditions of Section 2.11.1 of the Credit Agreement. No notice of such release of any Guarantor shall be required to be given to any Guarantor and each Guarantor hereby consents thereto.

          44. Credit Agreement Incorporated by Reference. All of the terms, conditions and provisions of Section 5 [Representations and Warranties], Section 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein. Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the representations and warranties set forth in Section 5 [Representations and Warranties] of the Credit Agreement, comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply with Section 7.3 [Reporting Requirements] of the Credit Agreement. In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person. To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] of the Credit Agreement are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

          45. Joinder of Guarantor. Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor. Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

          46. Survival. All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

          47. Termination. Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been indefeasibly paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

          48. Subordination. Each Guarantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, all Indebtedness owing to it by the Borrower, Hovnanian or any Subsidiary of the Borrower or Hovnanian shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Indebtedness.

          49. Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms of Section 4 hereof. The provisions of this Section 31 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder

          50. Amendment; No Novation. Each of the Guarantors confirms that the Amended and Restated Guaranty and Suretyship Agreement made as of May 31, 2006 by the Guarantors in favor of the Agent (the “Prior Guaranty Agreement”), the Prior Credit Agreement, and the other Loan Documents, prior to giving effect to the Credit Agreement and this Amended and Restated Guaranty and Suretyship Agreement, have at all times, since the date of their respective original execution and delivery, remained in full force and effect and the Prior Guaranty Agreement has continued to guaranty, the Guaranteed Indebtedness (as originally defined therein and as amended) which is continued as the Guaranteed Indebtedness as amended hereby. Each of the Guarantors and Lenders acknowledge and agree that the amendment and restatement of the Prior Guaranty Agreement and the other Loan Documents by or in connection with the Credit Agreement is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Prior Credit Agreement or any of the other original Loan Documents, and this Guarantee and the other Loan Documents are entitled to all rights and benefits originally pertaining to the Prior Credit Agreement and the other original Loan Documents.

          51. Authorization of Amendment. Each of the Guarantors authorizes and consents to the Borrower and Hovnanian executing and consummating the Amendment of even date herewith pursuant to which the Sixth Amended and Restated Credit Agreement dated as of May 31, 2006 was amended and restated by the Credit Agreement dated of even date herewith.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice-President — Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN
CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH
CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH
CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA,
INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF

MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND
CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS
LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT NEW BRUNSWICK URBAN
RENEWAL, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II,
L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III,
L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES – DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS,
L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member
of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing
member of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its
sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole
member

		By:	K. Hovnanian Developments of New
Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance
and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole
member

	By:	K. Hovnanian Hudson Pointe Investments,
L.L.C., its sole member

		By:	K. Hovnanian Holdings NJ, L.L.C., its
sole member

			By:	K. Hovnanian Developments of
New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance
and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

		By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole
member

		By:	K. Hovnanian Developments of New
Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance
and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole
member

		By:	K. Hovnanian Developments of New
Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance
and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL
VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member

	By:	K. Hovnanian Investments II, L.L.C., its sole
member

		By:	K. Hovnanian Holdings NJ, L.L.C., its
sole member

			By:	K. Hovnanian Developments of
New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance
and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II,
Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member

	By:	K. Hovnanian Developments of Ohio, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT EWING, L.L.C.

By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:
Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
	`	Secretary

AND

By:	K. Hovnanian International, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

PNC BANK, NATIONAL ASSOCIATION, as Agent
By:

Name:

Title:

EXHIBIT 1.1(G)(2)
FORM OF
JOINDER AND ASSUMPTION AGREEMENT

                    This JOINDER AND ASSUMPTION AGREEMENT is made ___________ by
___________________________, a __________________________ (the “New Guarantor”).

BACKGROUND

                    Reference is made to (i) the Seventh Amended and Restated Credit Agreement dated as of March 7, 2008 as the same has been made and may be modified, supplemented, amended or restated, including on the date hereof, (the “Agreement”) among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement (the “Agent”), (ii) the Guaranty Agreement of each of the Guarantors issued to Lenders and Agent, as the same may be modified, supplemented, amended or restated, (iii) the Security Agreement by each of the Grantors (as defined therein) in favor of the Agent for the benefit of itself and the Lenders, as the same may be modified, supplemented, amended or restated, (iv) the Pledge Agreement by each of the Pledgors (as defined therein) in favor of the Agent for the benefit of itself and the Lenders, as the same may be modified, supplemented, amended or restated and (v) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended. Capitalized terms defined in the Agreement are used herein as defined therein.

                    In consideration of the New Guarantor becoming a Guarantor entitled to receive loans or advances from Borrower under the terms of the Agreement and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as the Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of Borrower under the Loan Documents, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 5 of the Agreement is true and correct as to New Guarantor on and as of the date hereof as if made on and as of the date hereof by New Guarantor and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

                    New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Agent the Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents given by the Guarantors to Agent and any of the Lenders.

                    In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of Agent to carry out more effectively the provisions and purposes of this Joinder and Assumption Agreement.

                    IN WITNESS WHEREOF, the New Guarantor has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Lenders, as of the date and year first above written.

[NAME OF NEW GUARANTOR]

By:

Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:

Title:

EXHIBIT 1.1(M)
FORM OF

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES
AND RENTS AND FIXTURE FILING
(THIS MORTGAGE SECURES FUTURE ADVANCES)

          THIS OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this “Mortgage”) is made as of the ___ day of __________________________________,      2008,      by    __________________________,       a __________________________ (the “Mortgagor” and “Debtor”), with an address at c/o Hovnanian Enterprises, 110 West Front Street, Red Bank, NJ 07701, in favor of PNC BANK, NATIONAL ASSOCIATION, with an address at Firstside Center, 500 First Avenue, Pittsburgh, PA 15219, individually and as administrative agent (the “Agent”) for the lenders party to the Credit Agreement (as hereinafter defined) (the “Mortgagee” and “Secured Party”).

          WHEREAS, the Mortgagor is the owner of a certain tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

          WHEREAS, K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”) has borrowed or will borrow an amount not to exceed $900,000,000 (the “Loan”) from the lenders (each a “Lender” and collectively the “Lenders”) party to that certain Seventh Amended and Restated Credit Agreement dated March 7, 2008 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”); and

          WHEREAS, capitalized terms used but not defined herein shall mean as defined in the Credit Agreement; and

          WHEREAS, the Loan is evidenced by the Notes, which Notes are secured by, among other things, the Guaranty Agreement; and

          WHEREAS, Mortgagor is an Affiliate of Borrower and will substantially benefit from the making of the Loan.

          NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the “Secured Obligations”):

          (A) The Loan, the Notes, the Guaranty Agreement, the Letter of Credit, the Fee Letter, and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Mortgagor or by the Borrower to the Agent, the Lenders, or to any Affiliate of Agent or any Lender, of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Mortgagor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Mortgagee to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Mortgagee’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Mortgagee incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses.

          (B) Any sums advanced by the Mortgagee or which may otherwise become due pursuant to the provisions of the Notes, the Letter of Credit, the Fee Letter, the Guaranty Agreement or this Mortgage or pursuant to any other document or instrument at any time delivered to the Mortgagee to evidence or secure any of the Secured Obligations or which otherwise relate to any of the Secured Obligations (as the same may be amended, supplemented or replaced from time to time, the “Loan Documents”).

The Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee and does agree that the Mortgagee shall have a security interest in all of Mortgagor’s right, title, and interest in, to and under the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the “Property”), to wit:

          (a) The premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the Mortgagor’s estate, right, title, interest, claim and demand therein and in the public streets and ways adjacent thereto, either in law or in equity (the “Land”);

          (b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land (the “Improvements”);

          (c) All fixtures of any kind, as defined under the law of the state where the Land is located (the “Fixtures”);

          (d) All other machinery, apparatus, equipment, fittings, and appliances of every kind and nature whatsoever, and regardless of whether the same may now or hereafter be attached or affixed to the Land or Improvements, including, without limitation, all electrical, antipollution, heating, lighting, incinerating, power, air conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication machinery, apparatus, equipment, fittings, appliances, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors, elevators and escalators, and all articles of personal property and goods of every kind and nature whatsoever, including all shades, awnings and carpets now or hereafter affixed to, attached to, placed upon, or used or usable in any way in connection with the use, enjoyment, occupancy or operation of the Land or Improvements (collectively, the “Equipment”);

          (e) All rents, issues and profits arising or issuing from the Land and the Improvements (the “Rents”) including the Rents arising or issuing from all leases, licenses, subleases or any other use or occupancy agreement now or hereafter entered into covering all or any part of the Land and Improvements (the “Leases”), all of which Leases and Rents are hereby assigned to the Mortgagee by the Mortgagor. The foregoing assignment shall include all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties, and all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Mortgagor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Mortgagor, however, shall have a license to collect retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist. The Mortgagor will execute and deliver to the Mortgagee, on demand, such additional assignments and instruments as the Mortgagee may require to implement, confirm, maintain and continue the assignment of Rents hereunder;

          (f) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims;

          (g) to the extent assignable, all Mortgagor’s rights and interests in all agreements now or hereafter in existence providing for or relating to the construction, alteration, maintenance, repair, operation or management of the Property or any part thereof, as well as the plans and specifications therefor, and all copies thereof (together with the right to amend or terminate the same or waive the provisions of the foregoing) and any amendments, renewals and replacements thereof; to the extent permitted by the relevant authorities, all licenses, permits and approvals, and development and use rights for the ownership, construction, maintenance, operation, use and occupancy of the Property or any part thereof and any amendments, renewals and replacements thereof; all of Mortgagor’s rights and interests in all warranties and guaranties from contractors, subcontractors, suppliers and manufacturers to the maximum extent permissible relating to the Property or any part thereof; all insurance policies covering or affecting the Property or any part thereof; and

          (h) Without limiting any of the other provisions of this Mortgage, the Mortgagor, as debtor, expressly grants unto the Mortgagee, as secured party, a security interest in all personal property of the Mortgagor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts; (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Mortgagor’s business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) letter of credit rights; (xiv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xv) all rights of payment of money (including all earnest money sales deposits); (xvi) all contracts for the sale of all or any part of the Property; (xvii) all supporting obligations of all of the foregoing property; (xviii) all property of the Mortgagor now or hereafter in the Mortgagee’s possession or in transit to or from, or under the custody or control of, the Mortgagee or any affiliate thereof; (xix) all cash and cash equivalents thereof; and (xx) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Mortgagor will execute and deliver to the Mortgagee on demand such financing statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain such security interest under the Pennsylvania Uniform Commercial Code (the “UCC”) on the aforesaid collateral.

          To have and to hold the same unto the Mortgagee, its successors and assigns for the benefit of the Lenders and their respective successors and assigns, forever.

          Provided, however, that if the Mortgagor shall fully pay to the Mortgagee and satisfy and discharge the Secured Obligations, and if the Mortgagor shall keep and perform each of its other covenants, conditions and agreements set forth herein and in the other Loan Documents, then, upon the termination of all obligations, duties and commitments of the Mortgagor under the Secured Obligations and this Mortgage, and subject to the provisions of the paragraph entitled “Survival; Successors and Assigns” hereof, the estate hereby granted and conveyed shall become null and void.

          This Mortgage is an “Open-End Mortgage” as set forth in 42 Pa. C.S.A. §8143 and secures obligations up to a maximum principal amount of indebtedness outstanding at any time equal to double the aggregate face amount of the Notes, plus accrued and unpaid interest, including advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Property or the lien of this Mortgage, expenses incurred by the Mortgagee by reason of a default or Event of Default (as hereinafter defined) by the Mortgagor under this Mortgage and advances for the construction, alteration or renovation on the Property or for any other purpose, together with all other sums due hereunder or secured hereby. All notices to be given to the Mortgagee pursuant to 42 Pa. C.S.A. §8143 shall be given as set forth in Section 62 hereof.

          52. Representations and Warranties. The Mortgagor represents and warrants to the Mortgagee that (i) the Mortgagor has good and marketable title to an estate in fee simple absolute in the Land and Improvements and has all right, title and interest in all other property constituting a part of the Property; (ii) its name, type of organization, jurisdiction of organization, chief executive office, tax identification number and entity identification number (to the extent Mortgagor’s state of organization assigns an entity identification number) are true and complete as set forth on the cover page of this Mortgage; (iii) this Mortgage is a valid and enforceable first lien on the Property (subject only to any applicable Limited Permitted Liens) and (iv) the Mortgagee shall, subject to the Mortgagor’s right of possession prior to an Event of Default, quietly enjoy and possess the Property. The Mortgagor shall preserve such title as it warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all persons (other than the holders of Limited Permitted Liens).

          53. Affirmative Covenants. Until all of the Secured Obligations shall have been fully paid, satisfied and discharged or this Mortgage shall otherwise be terminated by the Mortgagee, the Mortgagor shall:

                53.1 pay or perform, or cause to be paid and performed, all Secured Obligations when due as provided in the Loan Documents;

                53.2 use and permit others to use the Property only for its present use and such other uses as permitted by the terms and conditions of the Credit Agreement, applicable Legal Requirements, and any other uses approved in writing by the Mortgagee;

                53.3 upon the occurrence and during the continuance of an Event of Default, pay or cause to be paid to the Mortgagee an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies required pursuant to Section 7.1.3 of the Credit Agreement and all items which at any time may be or become a lien upon the Property, including without limitation any taxes, assessments, or government charges payable with respect to the Property (each an “Imposition”) pursuant to Section 7.1.2 of the Credit Agreement (collectively, the “Escrow Charges”);

               53.4 in the event any law is enacted or adopted or amended after the date of this Mortgage which deducts the Secured Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Mortgagor or the Mortgagee’s interest in the Property, the Mortgagor will pay such tax, with interest and penalties thereon, if any; and

               53.5 endeavor to notify the Mortgagee promptly upon Mortgagor obtaining knowledge of the institution of any proceedings with respect to the Property for condemnation, rezoning, revocation of permits, levy, seizure, attachment, or forfeiture, or any other material and adverse matter pursuant to which the value of the Property could be significantly impaired; provided, however, in no event shall any failure by Mortgagor to notify Mortgagee of any such proceedings constitute an Event of Default under this Mortgage or any other Loan Document.

No amount paid to the Mortgagee pursuant to Section 2(c) hereof shall be deemed to be trust funds, nor shall any such sums paid bear interest. The Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments. If, at any time, the funds being held by the Mortgagee for any insurance premium or Imposition are exhausted, or if the Mortgagee determines, in its sole discretion, that such funds will be insufficient to pay in full any insurance premium or other such amount when due, the Mortgagor shall promptly pay to the Mortgagee, upon demand, an amount which the Mortgagee shall estimate as sufficient to make up the deficiency. The Mortgagee shall have the right, at its election, to apply any amount so held against the Secured Obligations due and payable in the order set forth in Section 8.2.5 of the Credit Agreement, and the Mortgagor hereby grants to the Mortgagee a lien upon and security interest in such amounts for such purpose.

          54. Negative Covenants. Until all of the Secured Obligations shall have been fully paid, satisfied and discharged or this Mortgage shall otherwise be terminated by the Mortgagee, the Mortgagor shall not:

               54.1 execute an assignment or pledge of the Rents or the Leases other than in favor of the Mortgagee, accept any prepayment of an installment of any Rents prior to the due date of such installment; or enter into or amend any of the terms of any of the Leases without the Mortgagee’s prior written consent, or enter into any leases or subleases of all or any part of the Property without Mortgagee’s prior written consent, and any such leases or subleases shall be subordinated to this Mortgage and to the Mortgagee’s rights hereunder and under the Credit Agreement and, together with any and all rents, issues or profits relating to such lease or sublease, shall be assigned to Mortgagee at the time of execution of such lease or sublease as additional collateral security for the Secured Obligations, all in such form, substance and detail as is satisfactory to the Mortgagee in its reasonable discretion;

               54.2 except as otherwise permitted by the terms and conditions of the Credit Agreement, sell, convey or otherwise transfer any interest in the Property (whether voluntarily or by operation of law), or agree to do so, without the Mortgagee’s prior written consent, except in favor of the Mortgagee;

               54.3 take or permit any action with respect to the Property which will in any manner impair the security of this Mortgage or the use of the Property; and

               54.4 shall not at any time deliver, cause to be delivered, or permit any other Loan Party to deliver to the Mortgagee a notice pursuant to 42 Pa. C.S.A. §8143 (or any successor or similar law, rule or regulation) electing to limit the indebtedness secured by this Mortgage.

          55. Inspection of Property. Upon the occurrence and during the continuance of an Event of Default, the Mortgagee shall have the right to enter the Property at any reasonable hour for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon, as well as the conduct of operations and activities on the Property. In any such case, the Mortgagee may enter the Property (and cause the Mortgagee’s employees, agents and consultants to enter the Property), upon prior written notice to the Mortgagor, to conduct any and all environmental testing deemed appropriate by the Mortgagee in its sole discretion. Any environmental testing shall be accomplished by whatever means the Mortgagee may deem appropriate, including the taking of soil samples and the installation of ground water monitoring wells or other intrusive environmental tests, and the Mortgagor shall provide the Mortgagee (and the Mortgagee’s employees, agents and consultants) reasonable rights of access to the Property as well as such information about the Property and the past or present conduct of operations and activities thereon as the Mortgagee shall reasonably request.

          56. Events of Default. The occurrence of an “Event of Default” (as defined in any Loan Document) shall be an Event of Default hereunder.

          57. Rights and Remedies of Mortgagee. If an Event of Default occurs, the Mortgagee may, at its option and without demand, notice or delay, do one or more of the following:

               57.1 exercise its remedies under the Credit Agreement;

               57.2 institute and maintain (i) an action of mortgage foreclosure against the Property and the interests of the Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Secured Obligations or any portion thereof, or (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action described in this Section 6(b) the Mortgagee shall be entitled to all costs of suit and attorneys fees;

               57.3 with respect to any lease or sublease of the Property, (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Property.

The Mortgagee may exercise any right under this Section 6, whether or not the Mortgagee shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Mortgagee a “mortgagee in possession”, unless the Mortgagee shall have entered into and shall continue to be in actual possession of the Property. The Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Mortgagee and to perform all other obligations of that tenant for the direct benefit of the Mortgagee, as if the Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Mortgagee to make such payment or perform such obligations. The Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the Mortgagee shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor.

The Mortgagee shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Property or to collect the Rents, without notice and without regard to the adequacy of the Property to secure the Secured Obligations. A receiver while in possession of the Property shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property, or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver shall be added to and become a part of the Secured Obligations secured by this Mortgage.

          58. Application of Proceeds. The Mortgagee shall apply the proceeds of any foreclosure sale of, or other disposition or realization upon, or Rents or profits from, the Property in the manner set forth in Section 8.2.5 of the Credit Agreement.

          59. Mortgagee’s Right to Protect Security. The Mortgagee is hereby authorized to appear in and defend any action or proceeding purporting to affect the security hereof or the Mortgagee’s rights or powers hereunder. If an Event of Default has occurred and is continuing, Mortgagee is authorized to do any one or more of the following (x) purchase such insurance policies covering the Property as it may elect if the Mortgagor fails to maintain the insurance coverage required hereunder; and (y) take such action as the Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements, to cure any Events of Default and to protect its security in the Property.

          60. Appointment of Mortgagee as Attorney-in-Fact. The Mortgagee, or any of its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, and Mortgagee is hereby authorized by Mortgagor to do any or all of the following, pursuant to the terms and conditions set forth herein or in the Credit Agreement: (a) collect the Rents; and (b) execute, deliver and file, at Mortgagor’s sole cost and expense such financing, continuation or amendment statements and other instruments as the Mortgagee may require in order to perfect, protect and maintain its security interest under the UCC on any portion of the Property.

          61. Certain Waivers. The Mortgagor hereby waives and releases all benefit that might accrue to the Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment or any rights of marshalling in the event of any sale hereunder of the Property, and, unless specifically required herein, all notices of the Mortgagor’s default or of the Mortgagee’s election to exercise, or the Mortgagee’s actual exercise of any option under this Mortgage or any other Loan Document.

          62.Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in the manner set forth in the Credit Agreement and may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

          63. Security Agreement/Fixture Filing.

               63.1 This Mortgage is a Security Agreement as defined in the UCC. Notwithstanding the filing of any financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, at Mortgagee’s option all of the Property, for all purposes and in all proceedings, legal or equitable, shall be regarded (to the extent permitted by law) as part of the Land, whether or not any such item is physically attached to the Land or Improvements. The mention in any such financing statement of any of the Property shall not be construed as in any way altering any of the rights of Mortgagee or adversely affecting the priority of the lien granted hereby or by the Credit Agreement, but such mention in the financing statement is hereby declared to be for the protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee’s priority of interest, to be effective against any third party, must be filed in the UCC records.

               63.2 Mortgagor shall execute and deliver to Mortgagee such documents, instruments and further assurances, in each case in form and substance satisfactory to Mortgagee, as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder. Mortgagor hereby irrevocably authorizes Mortgagee to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor represents and warrants to Mortgagee that its jurisdiction of organization is the Commonwealth of Pennsylvania.

               63.3 This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures related to the Property. The information in this section is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Mortgagor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage. Mortgagee is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage. A statement describing the portion of the Property comprising the fixtures hereby secured is set forth in the definition of the Secured Obligations. Mortgagor represents and warrants to Mortgagee that Mortgagor is the record owner of the applicable fee title or owner of the leasehold interest in the Mortgaged Property. The employer identification number of Mortgagor, and its organizational identification number, are set forth on the cover sheet to this Mortgage.

          64. Further Acts. The Mortgagor will, at the cost of the Mortgagor and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring or confirming unto the Mortgagee the property and rights hereby mortgaged, or which Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intent of or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. The Mortgagor grants to the Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to the Mortgagee under this Mortgage, at law or in equity.

          65. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to any Note or this Mortgage, or impose any other tax or charge on the same, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

          66. Preservation of Rights. No delay or omission on the Mortgagee’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Mortgagee’s action or inaction impair any such right or power. The Mortgagee’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Mortgagee may have under other agreements, at law or in equity.

          67. Illegality. If any provision contained in this Mortgage should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Mortgage.

          68. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Mortgagor from, any provision of this Mortgage will be effective unless made in a writing signed by the Mortgagee and delivered in accordance with Section 10.6 of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor will entitle the Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

          69. Entire Agreement. This Mortgage (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          70. Survival; Successors and Assigns. This Mortgage will be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Mortgagor may not assign this Mortgage in whole or in part without the Mortgagee’s prior written consent and the Mortgagee at any time may assign this Mortgage in whole or in part; and provided, further, that the rights and benefits under the Paragraphs entitled “Inspection of Property” and “Indemnity” hereof shall also inure to the benefit of any persons or entities who acquire title or ownership of the Property from or through the Mortgagee or any Lender or through action of the Mortgagee or any Lender (including a foreclosure, sheriff’s or judicial sale). The provisions of Paragraphs entitled “Inspection of Property” and “Indemnity” shall survive the termination, satisfaction or release of this Mortgage, the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure.

          71. Interpretation. In this Mortgage, unless the Mortgagee and the Mortgagor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Mortgage; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Mortgage. Section headings in this Mortgage are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose. If this Mortgage is executed by more than one party as Mortgagor, the obligations of such persons or entities will be joint and several.

          72. Indemnity. The Mortgagor agrees to indemnify each of the Mortgagee, each Lender, each legal entity, if any, who controls, is controlled by or is under common control with the Mortgagee or any Lender, and each of their respective directors, officers, employees and agents (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Mortgagor), in connection with or arising out of or relating to the matters referred to in this Mortgage, including without limitation any claims of slander of title, or any inaccuracy with respect to the legal description, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Mortgagor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s or an Affiliate of any such Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section 72 shall survive the termination of this Mortgage, payment of any Secured Obligations and assignment of any rights hereunder. The Mortgagor may participate at its expense in the defense of any such action or claim.

          73. Governing Law and Jurisdiction. THIS MORTGAGE HAS BEEN DELIVERED TO AND ACCEPTED BY THE MORTGAGEE AND WILL BE DEEMED TO BE MADE IN THE STATE OF NEW YORK. THIS MORTGAGE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON THE PROPERTY OR ANY INTEREST THEREIN. MORTGAGOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE NEW YORK SUPREME COURT AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL

DIRECTED TO MORTGAGOR AT THE ADDRESSES PROVIDED IN THE FIRST PARAGRAPH OF THIS MORTGAGE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. MORTGAGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

          74. Change in Name or Locations. The Mortgagor hereby agrees that if the location of any of the Property changes from the Land or its chief executive office, or if the Mortgagor changes its name, its type of organization, its state of organization (if Mortgagor is a registered organization), its principal residence (if Mortgagor is an individual), its chief executive office (if Mortgagor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not the current name of the Mortgagor, the Mortgagor will promptly notify the Mortgagee in writing of the additions or changes.

          75. WAIVER OF JURY TRIAL. THE MORTGAGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The Mortgagor acknowledges that it has read and understood all the provisions of this Mortgage, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS/ATTEST:	MORTGAGOR:

(Corporation, Partnership or other Entity)

By:

(SEAL)

Print Name:	Print Name:

Title:	Title:

CERTIFICATE OF RESIDENCE

          The undersigned certifies that the residence of the Mortgagee is _____________________________________________________________________________________ ______________________________________________________________________.

On behalf of the Mortgagee

COMMONWEALTH OF PENNSYLVANIA

CITY/COUNTY OF ____________________

          ON THIS, the ____ day of _______________, 20___, before me, the undersigned Notary Public of said Commonwealth, personally appeared _________________________, who acknowledged himself/herself to be the _____________________ of _____________________, a limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized _____________________ of said limited liability company by signing the name of the general limited liability company by himself/herself as ______________________.

          WITNESS my hand and Notarial Seal.

Notary Public

My Commission Expires:

EXHIBIT A

Legal Description

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND
RENTS AND FIXTURE FILING

[MORTGAGOR NAME]

[MORTGAGOR ADDRESS]

[MORTGAGOR STATE ID#]

Mortgagor (Debtor)

AND

PNC BANK, NATIONAL ASSOCIATION, as Agent for the Lenders

Firstside Center
500 First Avenue
Pittsburgh, PA 15219

Mortgagee (Secured Party)

NOTE TO RECORDER: THIS MORTGAGE CONSTITUTES A FIXTURE FILING UNDER THE UCC (AS DEFINED HEREIN) AND IS TO BE CROSS-REFERENCED IN THE UCC RECORDS.

THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING AND FINANCING STATEMENT BE INDEXED AGAINST THE PROPERTY AND AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.

PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Buchanan Ingersoll & Rooney PC
One Oxford Centre
301 Grant Street, 20th Floor
Pittsburgh, PA 15219-1410
Attention: John P. Dyro, Esq.

PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT, dated as of March 7, 2008 (as restated, amended, modified or supplemented from time to time, the “Agreement”), is given by EACH OF THE UNDERSIGNED PARTIES LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS AND ENTITIES THAT BECOME BOUND HEREBY FROM TIME TO TIME BY JOINDER, ASSUMPTION OR OTHERWISE (each a “Pledgor” and collectively the “Pledgors”), as a Pledgor of the equity interests in the Companies (as defined herein), as more fully set forth herein, to PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for itself and the Lenders (as defined below) under the Credit Agreement described below (the “Secured Party”).

          WHEREAS, pursuant to the Seventh Amended and Restated Credit Agreement by and among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (one of the Guarantors (as defined below)), the Lenders now or hereafter party thereto (the “Lenders”), and the Secured Party, dated as of the date hereof (together with all amendments, restatements, modifications, extensions, supplements, renewals, refinancings, and the like thereto, the “Credit Agreement”), the Lenders have agreed to provide certain loans and other financial accommodations to the Borrower;

          WHEREAS, pursuant to and in consideration of the Credit Agreement and the Amended and Restated Guaranty and Suretyship Agreement, dated as of the date hereof, given by each of the Pledgors (other than the Borrower) and the other Guarantors now or hereafter party thereto (the “Guarantors”), to Secured Party (together with all amendments, restatements, modifications, extensions, supplements, and the like thereto, the “Guaranty”), all of the issued and outstanding capital stock, shares, securities, member interests, partnership interests, ownership interests and other investment property of each of the Companies is to be pledged to the Secured Party in accordance herewith; and

          WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

          76. Defined Terms.

          76.1 Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) that are defined in Article 8 or Article 9 of the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”), and are not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein.

          76.2 “Company” shall mean individually each Restricted Subsidiary (as defined in the Credit Agreement) and “Companies” shall mean collectively, all Restricted Subsidiaries.

          76.3 “Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, and (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof.

          76.4 “Secured Obligations” shall mean and include all now existing and hereafter arising Obligations of each and every Pledgor and other Loan Party to the Secured Party, the Lenders, or any of their respective Affiliates under the Credit Agreement or any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof.

          77. Grant of Security Interests.

          77.1 To secure on a first priority perfected basis the payment and performance of all Secured Obligations, in full, each Pledgor hereby grants to the Secured Party a continuing first priority security interest under the Code in and hereby pledges to Secured Party, in each case for the benefit of each of the Lenders and Secured Party and their respective Affiliates, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral, whether now or hereafter existing and wherever located.

          77.2 Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Secured Party (or with a Person designated by Secured Party to hold the Pledged Collateral on behalf of Secured Party) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers or similar transfer documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Secured Party in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

          78. Further Assurances.

          Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, each Pledgor (in its capacity as a Pledgor and in its capacity as a Company) shall execute and deliver to the Secured Party all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) that the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor authorizes Secured Party to record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party’s officers or employees or agents designated by the Secured Party) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid, in cash, in full and the Commitments have terminated and all Letters of Credit have expired or been terminated or otherwise been cash collateralized in accordance with Section 2.9.11 [Cash Collateral] of the Credit Agreement.

          79. Representations and Warranties.

          Each Pledgor hereby, jointly and severally, represents and warrants to the Secured Party as follows:

          79.1 The Pledged Collateral of such Pledgor does not include Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;

          79.2 Such Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than those in favor of the Secured Party for the Lenders and the Secured Party;

          79.3 The capital stock, shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral of such Pledgor have been duly authorized and validly issued to such Pledgor, are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interests or partnership interests of each Company;

          79.4 Upon the completion of the filings and other actions specified on Schedule B attached hereto, the security interests in the Pledged Collateral granted hereunder by such Pledgor shall be are valid, perfected and of first priority, subject to the Lien of no other Person;

          79.5 There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any Lien and without obtaining the consent of any other Person;

          79.6 Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

          79.7 This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

          79.8 Neither the execution or delivery by each Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which any Pledgor or any of its property is subject or any provision of any material agreement or instrument to which Pledgor is a party or by which such Pledgor or any of its property is bound;

          79.9 Each Pledgor’s exact legal name is as set forth on such Pledgor’s signature page hereto;

          79.10 The jurisdiction of incorporation, formation or organization, as applicable, of each Pledgor is as set forth on Schedule 1.1(C) to the Credit Agreement;

          79.11 Such Pledgor’s chief executive office is as set forth on Schedule 1.1(C) to the Credit Agreement; and

          79.12 All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents (if any) evidencing ownership of each of the Companies and the organizational documents of each of the Companies, and no shareholder, voting, or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, partnership interest or other intangible ownership interest in any limited liability company or partnership constituting Pledged Collateral is a “security” within the meaning of and subject to Article 8 of the Code, except pursuant to Section 5(f) hereof; and the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies; and none of the limited liability company interests or partnership interest constituting Pledged Collateral is represented by a certificate, except with respect to the Companies as set forth on Schedule A attached hereto.

          80. General Covenants.

          Each Pledgor, jointly and severally, hereby covenants and agrees as follows:

          80.1 Each Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and each Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party;

          80.2 Each Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect, in any material respect, any Pledgor’s title to, or the Secured Party’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the prior written consent of the Secured Party, such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral;

          80.3 The books an records of each of the Pledgors and Companies, as applicable, shall disclose the Secured Party’s security interest in the Pledged Collateral;

          80.4 To the extent, following the date hereof, any Pledgor acquires capital stock, shares, securities, member interests, partnership interests, investment property and other ownership interests of any of the Companies or any other Restricted Subsidiary or any of the rights, property or securities, shares, capital stock, member interests, partnership interests, investment property or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any other Restricted Subsidiary, all such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Secured Party; and each Pledgor thereupon, in confirmation thereof, shall promptly deliver all such securities, shares, capital stock, member interests, partnership interests, investment property and other ownership interests (to the extent such items are certificated), to the Secured Party, together with undated stock powers or other similar transfer documents, and all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Secured Party may request related thereto;

          80.5 Each Pledgor shall notify the Secured Party in writing within thirty (30) calendar days after any change in any Pledgor’s chief executive office address, legal name, or state of incorporation, formation or organization; and

          80.6 Subject to Section 4(l) hereof, during the term of this Agreement, no Pledgor shall permit or cause any Company which is a limited liability company or a limited partnership to (and no Pledgor (in its capacity as Company) shall) issue any certificates evidencing the ownership interests of such Company or elect to treat any ownership interests as securities that are subject to Article 8 of the Code unless such securities are immediately delivered to the Secured Party upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof, and an updated Schedule A hereto.

          81. Other Rights With Respect to Pledged Collateral.

          In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to any Pledgor, as the Secured Party in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. The Secured Party shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

          82. Additional Remedies Upon Event of Default.

          Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

          82.1 The Secured Party may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests, investment property or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

          82.2 The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to attorneys’ fees (including the allocated costs of staff counsel) and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as provided in the Credit Agreement.

          83. Secured Party’s Duties.

          The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

          84. Additional Pledgors.

          It is anticipated that additional persons may from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom will be required to join this Agreement as a Pledgor hereunder to the extent that such new Subsidiary owns equity interests in any other Person that is a Restricted Subsidiary. It is acknowledged and agreed that such new Subsidiaries of the Borrower or of a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to Secured Party a Guarantor Joinder in the form of Exhibit 1.1(G)(2) to the Credit Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor, and each Pledgor hereby consents thereto.

          85. No Waiver; Cumulative Remedies.

          No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law, rule or regulation and the Secured Party may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party’s power.

Waivers.

          Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

          All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligation; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Loan Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

          Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Secured Party or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance; and

          Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Secured Party (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Secured Party to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

          86. Assignment.

          All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, that no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

          87. Severability.

          Any provision (or portion thereof) of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).

          88. Governing Law.

          This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          89. Notices.

          All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be given or made as set forth in Section 10.6 [Notices] of the Credit Agreement, and the Pledgors (in their capacity as Pledgors and in their capacity as Companies) shall simultaneously send to the Secured Party any notices such Pledgor or such Company delivers to each other regarding any of the Pledged Collateral.

          90. Specific Performance.

          Each Pledgor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party’s remedies at law for failure of any Pledgor to comply with the provisions hereof relating to the Secured Party’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications any Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which any Pledgor has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

          91. Voting Rights in Respect of the Pledged Collateral.

                    So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. At any time and from time to time, after and during the continuation of an Event of Default, no Pledgor shall be permitted to exercise any of its respective voting and other consensual rights whatsoever pertaining to the Pledged Collateral or any part thereof; provided, however, in addition to the other rights with respect to the Pledged Collateral granted to the Secured Party, for the benefit of itself and the Lenders, hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party may exercise any and all voting and other consensual rights of each and every Pledgor pertaining to the Pledged Collateral or any part thereof. The Secured Party shall endeavor to provide the Borrower with notice at or about the time of the exercise by Secured Party of the voting or other consensual rights of such Pledgor pertaining to the Pledged Collateral, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of Secured Party’s rights or remedies hereunder. Without limiting the generality of the foregoing and in addition thereto, Pledgors shall not vote to enable, or take any other action to permit, any Company to: (i) issue any other ownership interests of any nature or to issue any other securities, investment property or other ownership interests convertible into or granting the right to purchase or exchange for any other ownership interests of any nature of any such Company, except as expressly permitted by the Credit Agreement; or (ii) to enter into any agreement or undertaking restricting the right or ability of such Pledgor or Secured Party to sell, assign or transfer any of the Pledged Collateral without the Secured Party’s prior written consent.

          92. Consent to Jurisdiction.

          Each Pledgor (as a Pledgor and as a Company) and each of the Companies (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Agreement or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Lender’s right to bring any suit, action or other proceeding against any Pledgor or any of any Pledgor’s assets or to serve process on any Pledgor by any means authorized by Law.

          93. Waiver of Jury Trial.

          EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR (AS A PLEDGOR AND AS A COMPANY), EACH OF THE COMPANIES AND THE SECURED PARTY, ON BEHALF OF THE LENDERS, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

          94. Entire Agreement; Additional Pledgors; Amendments.

          94.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor to the Secured Party.

          94.2 At any time after the initial execution and delivery of this Agreement to the Secured Party and the Lenders, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Secured Party and the Lenders a Guarantor Joinder pursuant to the Credit Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-exiting Pledgor and each Pledgor hereby consents thereto.

          94.3 Except as expressly provided in Section 5(d) with respect to certificated securities issued by Companies that are limited liability companies or limited partnerships, in Section 9 with respect to additional Pledgors, and in Section 21 with respect to the release of Pledgors and Companies, this Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Pledgors.

          95. Automatic Release of Related Collateral and Equity.

          At any time after the initial execution and delivery of this Agreement to the Secured Party and the Lenders, Pledgors and Companies may be released from this (i) Agreement pursuant to Section 2.11.1 [Release of Guarantors] of the Credit Agreement and (ii) their respective duties and rights as Pledgors and/or Companies, hereunder and the corresponding Pledged Collateral pledged by such Pledgor or issued by such Company, as the case may be, shall be released pursuant to Section 2.11.5 of the Credit Agreement. No notice of such release of any Pledgor or any Company shall be required to be given to any other Pledgor and each Pledgor hereby consents thereto.

          96. Counterparts; Telecopy Signatures.

          This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document folio” (“pdf”)) transmission to the Secured Party or any Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

          97. Construction.

          The rules of construction contained in Section 1.2 [Construction] of the Credit Agreement apply to this Agreement.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 54 TO THE PLEDGE AGREEMENT]

          IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:

Name:

Title:

Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice-President — Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice-President — Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and
Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES – DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole member

	By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

		By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer
Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member

	By:	K. Hovnanian Investments II, L.L.C., its sole member

		By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member

	By:	K. Hovnanian Developments of Ohio, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT EWING, L.L.C.

	By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian International, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Pledgors:

c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

SCHEDULE A
TO
PLEDGE AGREEMENT

	Entity Name:	State of Formation:	Members:

LLC	K. HOVNANIAN AT BRIDGEWATER I, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT CHESTER I, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT GUTTENBERG, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT HAWTHORNE, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT LOWER MORELAND I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT MANALAPAN III, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.

SCHEDULE A - 1

LLC	K. HOVNANIAN AT MANSFIELD I, LLC	DE	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MONROE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT MONTVALE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT NORTH BERGEN, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT NORTH CALDWELL, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT READINGTON II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT RED BANK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT SMITHVILLE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT SOMERS POINT, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT TEANECK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.
LLC	K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA	K. Hovnanian at Perkiomen II, Inc.

LLC	K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ	K. Hovnanian Developments of Arizona, Inc.
LLC	K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	AZ	K. Hovnanian Developments of Arizona, Inc.
LLC	K. HOVNANIAN HOLDINGS NJ, LLC	NJ	K. Hovnanian Developments of New Jersey, Inc.
LLC	K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.
LLC	K. HOVNANIAN OHIO REALTY, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.
LLC	K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.
LLC	K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C	MI	K. Hovnanian Developments of Michigan, Inc.
LLC	K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.
LLC	K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.
LLC	K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.
LLC	M&M AT CHESTERFIELD, LLC	NJ	The Matzel & Mumford Organization, Inc.
LLC	M&M AT TAMARACK HOLLOW, L.L.C.	NJ	M&M Investments, L.P.

SCHEDULE B
Actions to Perfect

1.

With respect to each Pledgor organized under the laws of the state of Alabama as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Alabama Secretary of State.

2.

With respect to each Pledgor organized under the laws of the state of Arizona as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Arizona Secretary of State.

3.

With respect to each Pledgor organized under the laws of the state of California as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the California Secretary of State.

4.

With respect to each Pledgor organized under the laws of the state of Connecticut as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral the Connecticut Secretary of State.

5.

With respect to each Pledgor organized under the laws of the state of Delaware as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Delaware Secretary of State.

6.

With respect to each Pledgor organized under the laws of the District of Columbia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the District of Columbia Recorder of Deeds.

7.

With respect to each Pledgor organized under the laws of the state of Florida as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Florida Secured Transaction Registry.

8.

With respect to each Pledgor organized under the laws of the state of Georgia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

9.

With respect to each Pledgor organized under the laws of the state of Illinois as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Illinois Secretary of State.

10.

With respect to each Pledgor organized under the laws of the state of Indiana as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Indiana Secretary of State.

11.

With respect to each Pledgor organized under the laws of the state of Kentucky as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Kentucky Secretary of State.

12.

With respect to each Pledgor organized under the laws of the state of Maryland as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Maryland State Department of Assessments and Taxation.

13.

With respect to each Pledgor organized under the laws of the state of Michigan as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Michigan Secretary of State.

14.

With respect to each Pledgor organized under the laws of the state of Minnesota as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Minnesota Secretary of State.

15.

With respect to each Pledgor organized under the laws of the state of Mississippi as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Mississippi Secretary of State.

16.

With respect to each Pledgor organized under the laws of the state of New Jersey as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the New Jersey Division of Commercial Recording.

17.

With respect to each Pledgor organized under the laws of the state of New York as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the New York Secretary of State.

18.

With respect to each Pledgor organized under the laws of the state of North Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the North Carolina Secretary of State.

19.

With respect to each Pledgor organized under the laws of the state of Ohio as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Ohio Secretary of State.

20.

With respect to each Pledgor organized under the laws of the state of Pennsylvania as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Pennsylvania Secretary of the Commonwealth.

21.

With respect to each Pledgor organized under the laws of the state of South Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the South Carolina Secretary of State.

22.

With respect to each Pledgor organized under the laws of the state of Tennessee as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Tennessee Secretary of State.

23.

With respect to each Pledgor organized under the laws of the state of Texas as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Texas Secretary of State.

24.

With respect to each Pledgor organized under the laws of the state of Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the Virginia State Corporation Commission.

25.

With respect to each Pledgor organized under the laws of the state of West Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Pledged Collateral with the West Virginia Secretary of State.

With respect to the Pledged Collateral constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Administrative Agent in registered form, indorsed in blank, by an effective indorsement or accompanied by undated stock

EXHIBIT 1.1 (R)
FORM OF
AMENDED AND RESTATED REVOLVING CREDIT NOTE

East Brunswick, New Jersey
$__________	March 7, 2008

          FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of ___________________________ (the “Lender”) the lesser of (i) the principal sum of ___________________________ U.S. Dollars (U.S. $________________), and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Seventh Amended and Restated Credit Agreement dated as of March 7, 2008 among the Borrower, Hovnanian Enterprises, Inc., as a Guarantor, the other Lenders now or hereafter party thereto, PNC Bank, National Association, as administrative agent for the Lenders (the “Agent”) and the Lender (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), payable on the Expiration Date.

          The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement.

          To the extent permitted by Law, upon the occurrence of an Event of Default under Sections 8.1.1, 8.1.10, 8.1.13 and/or 8.1.14 of the Credit Agreement, or the Obligations are accelerated under the Credit Agreement, and until such time such Event of Default shall have been cured or waived, the Borrower shall pay interest on all past due principal and all past due accrued interest thereon and fees and expenses and each other past due Obligation at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional three hundred basis points (3.0% per annum) from the time such Obligation becomes due and payable and until it is paid in full (the “Default Rate”).

          Interest on this Revolving Credit Note will be payable as provided in the Credit Agreement.

          If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (or the prior Business Day in respect of certain Revolving Credit Loans to which the LIBOR Rate Option applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests or liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

          Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender, the Agent and their respective successors and assigns. All references herein to the “Borrower”, the “Lender” and the “Agent” shall be deemed to apply to the Borrower, the Lender and the Agent, respectively, and their respective successors and assigns.

          This Note replaces and supersedes the Amended and Restated Revolving Credit Note dated May 31, 2006, in the principal amount of $______________, (the “Prior Note”). To the extent that the principal balance of this Note includes the Borrower’s indebtedness hitherto evidenced by the Prior Note, this Note (i) merely re-evidences the indebtedness hitherto evidenced by the Prior Note, (ii) is given as substitution for, and not as payment of, the Prior Note, and (iii) is in no way intended to constitute a novation of the Prior Note. The Borrower hereby agrees that this Note shall in all respects take the place of and include the principal amount of the Prior Note.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance, with the law of the State of New York.

[SIGNATURE PAGE 1 OF 1 TO REVOLVING CREDIT NOTE]

          IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice President and Treasurer

EXHIBIT 1.1(S)(1)
FORM OF

SECURITY AGREEMENT

made by

K. HOVNANIAN ENTERPRISES, INC.,
HOVNANIAN ENTERPRISES, INC.

and certain of their respective Subsidiaries

in favor of

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

Dated as of March 7, 2008

i

8.9	Integration	11
8.10	GOVERNING LAW	11
8.11	Submission To Jurisdiction; Waivers	11
8.12	Acknowledgements	12
8.13	Additional Grantors	12
8.14	Releases	12
8.15	Automatic Release of Related Collateral	13
8.16	WAIVER OF JURY TRIAL	13

Schedule A - Deposit Accounts
Schedule B - Securities Accounts
Schedule C - Actions Required to Perfect

ii

SECURITY AGREEMENT

                    THIS SECURITY AGREEMENT, dated as of March 7, 2008, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of PNC Bank, National Association, as Administrative Agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Seventh Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian” and a Guarantor (as defined below)), the Lenders and the Agent.

W I T N E S S E T H:

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                    WHEREAS, the Borrower is a member of an affiliated group of companies that includes Hovnanian, the Borrower’s parent company, and each other Grantor;

                    WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                    WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

                    WHEREAS, pursuant to and under the Credit Agreement, the Borrower and the other Grantors have agreed to enter into this Agreement in order to grant a valid, binding, enforceable and perfected security interest in, and Lien on, certain of its assets, for the ratable benefit of the Secured Parties; and

                    WHEREAS, pursuant to Section 6.1.11 of the Credit Agreement, it is required that the Grantors shall, have executed and delivered this Agreement to the Agent for the ratable benefit of the Secured Parties;

                    NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

98. DEFINED TERMS

          98.1 Definitions.

                    98.1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Deposit Account, General Intangibles, Payment Intangibles, Instruments, Inventory, and Supporting Obligations.

                    98.1.2 The following terms shall have the following meanings:

                    “Agreement”: this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                    “Cash Collateral”: the collective reference to:

                    (a) all cash, instruments, securities and funds deposited from time to time in the Deposit Account or the Securities Account;

                    (b) all investments of funds in the Securities Account and all instruments and securities evidencing such investments; and

                    (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

                    “Collateral”: as defined in Section 2.

                    “Contracts”: any contracts and agreements for the purchase, acquisition or sale of real or personal property, any contract rights relating thereto, and all other rights to such contract or agreements and any right to payment for items sold or leased or for services rendered, in any case relating to the sale of real or personal property or construction, acquisition, purchase or sale of improvements on real estate.

                    “Collateral Account”: any collateral account established by the Agent as provided in Section 6.1 or 6.3.

                    “Cash Equivalents”: (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any Lender or any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase, and (ii) investment grade commercial paper or debt or commercial paper issued by a Lender or a bank holding company of a Lender having a maturity date of one year or less from the date of purchase, and (iii) funds holding assets primarily consisting of those described in clause (i) and (ii).

                    “Deposit Account”: the collective reference to each Deposit Account (as such term is defined in Section 1(a) hereof) as set forth on Schedule A attached hereto (as such schedule may be supplemented from time to time by the Borrower or otherwise modified in connection with a release permitted by Section 7.2.10(h) of the Credit Agreement) in the name of the applicable Grantor and any additional, substitute or successor Deposit Account that is identified in writing as an additional, substitute or successor account.

                    “Guarantors”: the collective reference to each Grantor other than the Borrower.

                    “Investment Property”: the collective reference to all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC.

                    “New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

                    “Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                    “Receivable”: any right to payment for real or personal property sold or leased or for services rendered, whether or not such right is evidenced by a Contract, an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                    “Secured Obligations”: the following: (i) all now existing and hereafter arising Obligations (as defined in the Credit Agreement) of each and every Grantor and other Loan Party to the Agent, the Lenders, or any of their respective Affiliates under the Credit Agreement or any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof, and all costs and expenses of enforcement and collection, including reasonable attorney’s fees).

                    “Secured Parties”: the collective reference to the Agent and the Lenders to which any Secured Obligations are owed.

                    “Securities Account”: the collective reference to the securities accounts as set forth on Schedule B attached hereto (as such schedule may be supplemented from time to time by the Borrower or otherwise modified in connection with a release permitted by Section 7.2.10(h) of the Credit Agreement), in the name of the applicable Grantor and any additional, substitute or successor account that is identified in writing as an additional, substitute or successor account

          98.2 Other Definitional Provisions.

                    98.2.1 The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                    98.2.2 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                    98.2.3 Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

99. GRANT OF SECURITY INTEREST

                    Each Grantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

                    99.1.1 all Accounts;

                    99.1.2 all Cash Collateral;

                    99.1.3 all Chattel Paper evidencing Accounts or Receivables;

                    99.1.4 all Contracts;

                    99.1.5 the Securities Account;

                    99.1.6 the Deposit Account;

                    99.1.7 all Documents relating to the Receivables;

                    99.1.8 all General Intangibles, relating to the Contracts or Receivables;

                    99.1.9 all Instruments evidencing Accounts or Receivables;

                    99.1.10 all Receivables;

                    99.1.11 all books and records pertaining to the Collateral; and

                    99.1.12 to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

100. REPRESENTATIONS AND WARRANTIES

                    To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to continue existing, and to make their respective new extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby represents and warrants to the Agent and each Lender that:

          100.1 Title: No Other Liens. Except for the security interest granted to the Agent for the ratable benefit of the Secured Parties pursuant to this Agreement: (i) such Grantor owns each item of the Cash Collateral, Deposit Account and Securities Account free and clear of any and all Liens or claims of others and (ii) such Grantor owns each other item of the Collateral free and clear of any and all Liens or claims of others except with respect to the Collateral referred to in this clause (ii), for the Permitted Liens permitted to exist on the Collateral by the Credit Agreement.

          100.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected (to the extent such security interest can be perfected by such filings or actions) security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than the Cash Collateral, the Deposit Account and the Securities Account, for Permitted Liens permitted by the Credit Agreement.

          100.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s exact legal name, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 1.1(C) to the Credit Agreement.

101. COVENANTS

                    Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Expiration Date and the indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent):

          101.1 Maintenance of Perfected Security Interest; Further Documentation.

                    101.1.1 Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest to the extent required by this Agreement having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever other than, in the case of Collateral other than the Cash Collateral, the Deposit Account and the Securities Account, any holder of Permitted Liens permitted by the Credit Agreement, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

                    101.1.2 At any time and from time to time, upon the written reasonable request of the Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining, perfecting or preserving the security interests purported to be granted under this Agreement and of the rights and remedies herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of the Deposit Account and the Securities Account and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          101.2 Changes in Name, etc. Such Grantor will, within thirty (30) calendar days after any change its jurisdiction of organization or change its name, provide written notice thereof to the Agent.

102. INVESTING AMOUNTS IN THE SECURITIES ACCOUNTS

          102.1 Investments. If requested by the Borrower, the Agent will, from time to time, invest amounts on deposit in the Securities Account in Cash Equivalents pursuant to the written instructions of the Borrower. All investments shall be made in the name of the Agent or a nominee of the Agent and in a manner that preserves the Borrower’s ownership of, and the Agent’s perfected first priority Lien on, such investments. All income received from such investments shall accrue for the benefit of the Borrower (subject to application of Cash Collateral in accordance with the terms of this Agreement or the Credit Agreement) and shall be credited (immediately upon receipt by the Agent) to the Securities Account. The Agent will only make investments in which it can obtain a first-priority, perfected security interest, and the Borrower hereby agrees to execute promptly any documents which the Agent may reasonably require the Borrower to execute any documents to implement or effectuate the provisions of this Section.

          102.2 Liability. The Agent shall have no responsibility to the Borrower for any loss or liability arising in respect of the investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability is found to be based on the Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.

103. REMEDIAL PROVISIONS

         103.1 Certain Matters Relating to Receivables.

                    103.1.1 At any time during the continuance of an Event of Default, the Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. The Agent shall endeavor to provide the Borrower with notice at or about the time of such verifications, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedy or the Agent’s rights hereunder.

                    103.1.2 Subject to Section 7.2.10 of the Credit Agreement, the Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder. If requested in writing by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in Section 6.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor.

                    103.1.3 At the Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are Collateral.

          103.2 Communications with Obligors: Grantors Remain Liable.

                    103.2.1 The Agent in its own name or in the name of others may after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables that are Collateral to verify with them to the Agent’s satisfaction the existence, amount and terms of any Receivables. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

                    103.2.2 Upon the written request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that are Collateral that the Receivables have been assigned to the Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Agent.

                    103.2.3 Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables that are Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating thereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          103.3 Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, upon written request from the Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if requested). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All such Proceeds while held by the Agent in a Collateral Account (or by such Grantor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.

          103.4 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent’s election, the Agent may apply all or any part of the Collateral, whether or not held in the Deposit Account, the Securities Account or any other Collateral Account, in payment of the Secured Obligations in the order set forth in Section 8.2.5 of the Credit Agreement.

          103.5 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without prior demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any prior notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of remedies in the proceeding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Agent’s rights hereunder. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any prior notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          103.6 Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Agent, all Indebtedness owing to it by the Borrower or any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

          103.7 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

104. THE AGENT

          104.1 Agent’s Appointment as Attorney-in-Fact. etc.

                    104.1.1 Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without prior notice to or assent by such Grantor, to do any or all of the following:

                    (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                    (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iii) execute, in connection with any sale provided for in Section 6.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                    (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

(5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                    The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights in the preceding clause (a), provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

                    104.1.2 If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                    104.1.3 The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with, if past due, interest thereon at a rate per annum equal to the Default Rate, from the date when due to the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent upon not less than five (5) Business Days notice.

                    104.1.4 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          104.2 Duty of Agent. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          104.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Agent determines appropriate to perfect the security interests of the Agent under this Agreement.

          104.4 Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

105. MISCELLANEOUS

          105.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

          105.2 Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.6 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor other than the Borrower shall be addressed to such Grantor at its notice address set forth on Schedule 1.1(B) to the Credit Agreement under the heading “Borrower” or “Guarantors,” as applicable.

          105.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Potential Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          105.4 Enforcement Expenses; Indemnification.

                    105.4.1 Each Grantor agrees to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Agent and the Lenders.

                    105.4.2 Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                    105.4.3 Each Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Sections 9.5 and 10.3 of the Credit Agreement except those resulting from the Agent’s or any Lender’s willful misconduct or gross negligence.

                    105.4.4 The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          105.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns; provided that except as permitted by the Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

          105.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          105.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          105.8 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          105.9 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          105.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          105.11 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                    105.11.1 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                    105.11.2 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    105.11.3 agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Agent shall have been notified pursuant thereto;

                    105.11.4 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                    105.11.5 waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          105.12 Acknowledgements. Each Grantor hereby acknowledges that:

                    105.12.1 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                    105.12.2 neither the Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                    105.12.3 no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders;

                    105.12.4 the Agent may at any time and from time to time appoint a Collateral Agent to maintain any of the collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as Agent may desire; and the Agent may appoint itself, and affiliate or a third party as the Collateral Agent, and all reasonable costs of the Collateral Agent shall be borne by the Grantors.

          105.13 Additional Grantors. Each Restricted Subsidiary of Hovnanian shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Guarantor Joinder and Assumption Agreement.

          105.14 Releases.

                    105.14.1 Upon the indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent), the Collateral (including the Cash Collateral) shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to such Grantor any Collateral held by the Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                    105.14.2 If any of the Collateral shall be sold or otherwise transferred pursuant to a transaction permitted by Section 7.2.10 of the Credit Agreement, the Liens created hereby on such Collateral shall automatically terminate. Upon indefeasible payment in full of all outstanding Secured Obligations (or, with respect to outstanding Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to the Letter of Credit Lender therefor and the Agent), or if any of the Collateral shall be requested to be released by any Grantor pursuant to this Agreement and in accordance with the Credit Agreement, then the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

          105.15 Automatic Release of Related Collateral. At any time after the initial execution and delivery of this Agreement to the Secured Parties, Grantors and their respective Collateral may be released from this Agreement pursuant to Section 2.11.1 [Release of Guarantors] and Section 2.11.5 [Automatic Release of Related Collateral and Equity] of the Credit Agreement. No notice of such release of any Grantor or such Grantor’s Collateral shall be required to be given to any other Grantor and each Grantor hereby consents thereto.

          105.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                              IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

Secured Party:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:

Name:

Title:

Debtors:

K. HOVNANIAN ENTERPRISES, INC.

By:

Name: Kevin C. Hake
Title: Senior Vice-President — Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:

Name:	Kevin C. Hake
Title:	Senior Vice-President — Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.
K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By:

Kevin C. Hake
On behalf of, and as Senior Vice-President — Finance and Treasurer of each of the foregoing corporations

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:
K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:
K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:
K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:		K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member
By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES – DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasure

Attest:
Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:
Peter S. Reinhart Secretary

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole member

	By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member

		By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member

	By:	K. Hovnanian Holdings NJ, L.L.C., its sole member

		By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member

	By:	K. Hovnanian Investments II, L.L.C., its sole member

		By:		K. Hovnanian Holdings NJ, L.L.C., its sole member

			By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

	By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer
Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member

	By:	K. Hovnanian Developments of Ohio, Inc., as member

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

	By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

	By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN AT EWING, L.L.C.

	By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian International, Inc., as member.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:

Kevin C. Hake
Senior Vice-President — Finance and Treasurer

Attest:

Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Debtors:

c/o K. Hovnanian Enterprises, Inc.
110 West Front St., P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

SCHEDULE A

Depository Accounts

Schedule A-1

SCHEDULE B

Securities Accounts

SCHEDULE C

Actions Required to Perfect

26.

With respect to each Loan Party organized under the laws of the state of Alabama as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Alabama Secretary of State.

27.

With respect to each Loan Party organized under the laws of the state of Arizona as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Arizona Secretary of State.

28.

With respect to each Loan Party organized under the laws of the state of California as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the California Secretary of State.

29.

With respect to each Loan Party organized under the laws of the state of Connecticut as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral the Connecticut Secretary of State.

30.

With respect to each Loan Party organized under the laws of the state of Delaware as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Delaware Secretary of State.

31.

With respect to each Loan Party organized under the laws of the District of Columbia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the District of Columbia Recorder of Deeds.

32.

With respect to each Loan Party organized under the laws of the state of Florida as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Florida Secured Transaction Registry.

33.

With respect to each Loan Party organized under the laws of the state of Georgia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

34.

With respect to each Loan Party organized under the laws of the state of Illinois as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Illinois Secretary of State.

35.

With respect to each Loan Party organized under the laws of the state of Indiana as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Indiana Secretary of State.

36.	With respect to each Loan Party organized under the laws of the state of Kentucky as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing

Statement that reasonably identifies the Collateral with the Kentucky Secretary of State.

37.

With respect to each Loan Party organized under the laws of the state of Maryland as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Maryland State Department of Assessments and Taxation.

38.

With respect to each Loan Party organized under the laws of the state of Michigan as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Michigan Secretary of State.

39.

With respect to each Loan Party organized under the laws of the state of Minnesota as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Minnesota Secretary of State.

40.

With respect to each Loan Party organized under the laws of the state of Mississippi as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Mississippi Secretary of State.

41.

With respect to each Loan Party organized under the laws of the state of New Jersey as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New Jersey Division of Commercial Recording.

42.

With respect to each Loan Party organized under the laws of the state of New York as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the New York Secretary of State.

43.

With respect to each Loan Party organized under the laws of the state of North Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the North Carolina Secretary of State.

44.

With respect to each Loan Party organized under the laws of the state of Ohio as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Ohio Secretary of State.

45.

With respect to each Loan Party organized under the laws of the state of Pennsylvania as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Pennsylvania Secretary of the Commonwealth.

46.

With respect to each Loan Party organized under the laws of the state of South Carolina as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the South Carolina Secretary of State.

47.	With respect to each Loan Party organized under the laws of the state of Tennessee as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing

Statement that reasonably identifies the Collateral with the Tennessee Secretary of State.

48.

With respect to each Loan Party organized under the laws of the state of Texas as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Texas Secretary of State.

49.

With respect to each Loan Party organized under the laws of the state of Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the Virginia State Corporation Commission.

50.

With respect to each Loan Party organized under the laws of the state of West Virginia as identified on Schedule 1.1(C) of the Credit Agreement, the filing of a Uniform Commercial Code Financing Statement that reasonably identifies the Collateral with the West Virginia Secretary of State.

51.

With respect to the Securities Account and the Deposit Account, the bank with which the Securities Account and the Deposit Account are maintained agreeing that it will comply with instructions originated by the Agent directing disposition of the funds in the Securities Account and the Deposit Account without further consent of the relevant Grantor.

EXHIBIT 1.1(S)(2)
FORM OF
AMENDED AND RESTATED SWING LOAN NOTE

$30,000,000	East Brunswick, New Jersey
March 7, 2008

          FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Lender”), the lesser of (i) the principal sum of Thirty Million U.S. Dollars (U.S. $30,000,000) and (ii) the aggregate unpaid principal amount of all “Swing Loans” made by the Lender to the Borrower pursuant to the Seventh Amended and Restated Credit Agreement dated as of March 7, 2008, among the Borrower, Hovnanian Enterprises, Inc., as a Guarantor, the other Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent for the Lenders(the “Agent”), and the Lender (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), payable on the Expiration Date. The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate provided in the Credit Agreement.

                    Interest hereon will be payable at the times specified in the Credit Agreement.

                    If any payment of principal or interest on this Note shall be requested or is payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with payment.

                    Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent in lawful money of the United States of America in immediately available funds.

                    This Note is the Swing Loan Note and is subject to the provisions of, and is entitled to the security provided for in and the other benefits of the Credit Agreement and the other Loan Documents.

                    Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

                    All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

                    This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Agent, the Lender and their respective successors and assigns. All references herein to the “Borrower,” the “Agent” and the “Lender” shall be deemed to apply to the Borrower, the Agent and the Lender, respectively, and their respective successors and assigns.

                    This Note replaces and supersedes the Swing Loan Note dated May 31, 2006, in the principal amount of $30,000,000, (the “Prior Note”). To the extent that the principal balance of this Note includes the Borrower’s indebtedness hitherto evidenced by the Prior Note, this Note (i) merely re-

evidences the indebtedness hitherto evidenced by the Prior Note, (ii) is given as substitution for, and not as payment of, the Prior Note, and (iii) is in no way intended to constitute a novation of the Prior Note. The Borrower hereby agrees that this Note shall in all respects take the place of and include the principal amount of the Prior Note.

                    This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance, with the law of the State of New York.

EXHIBIT 2.4.1
FORM OF
LOAN REQUEST

TO:	PNC Bank, National Association, as Agent
Telephone No.: 412-762-7638
Telecopier No.: 412-762-8672
Attention: Ms. Rini Davis

FROM:	K. Hovnanian Enterprises, Inc.

RE:

Seventh Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of March 7, 2008 by and between K. HOVNANIAN ENTERPRISES, INC. (the “Company”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders party thereto and PNC Bank, National Association, as Agent for the Lenders (the “Agent”), as amended, restated, supplemented or modified from time to time

          Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A.	Pursuant to Section 2.4 of the Credit Agreement, the undersigned Borrower irrevocably requests
[check one line under 1(a) below and fill in blank space next to the line as appropriate]:

	1.(a)	___	A new Revolving Credit Loan OR

		___	Renewal of the LIBOR Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ OR

		___	Renewal of the Index Rate Option applicable to an outstanding Loan, originally made on ____________ __, 20___ OR

		___	Conversion of the Base Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the LIBOR Rate Option applies, OR

		___	Conversion of the Index Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the LIBOR Rate Option applies, OR

		___	Conversion of the LIBOR Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the Base Rate Option applies, OR

		___	Conversion of the LIBOR Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the Index Rate Option applies, OR

		___	Conversion of the Base Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the Index Rate Option applies, OR

	___	Conversion of the Index Rate Option applicable to an outstanding Revolving Credit Loan, originally made on ____________ __, 20___ to a Revolving Credit Loan to which the Base Rate Option applies.

SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

[Check one line under 1(b) below and fill in blank spaces in line next to line]:

1.(b) (i)	___

Under the Base Rate Option. Such Loan shall have a Borrowing Date of ____________, ___ 20___ (which date shall be either the Business Day of receipt of this Loan Request by the Agent by 11:00 a.m. Eastern time with respect to a Loan to which the Base Rate Option applies or, with respect to a Loan to which the LIBOR Rate Option applies being converted to a Loan to which the Base Rate Option applies, the last day of the preceding Interest Period applicable to the LIBOR Rate Option Loan being converted).

OR

(ii)	___

Under the LIBOR Rate Option. Such Loan shall have a Borrowing Date of ____________, ___20___ (which date shall be three (3) Business Days subsequent to the Business Day of receipt by the Agent by 11:00 a.m. of this Loan Request for making a new Loan to which the LIBOR Rate Option applies, renewing a Loan to which the LIBOR Rate Option applies, or converting a Loan to which the Base Rate Option or the Index Rate Option applies to a Loan to which the LIBOR Rate Option applies).

OR

(iii)	___

Under the Index Rate Option. Such Loan shall have a Borrowing Date of ____________, ___ 20___ (which date shall be either the Business Day of receipt of this Loan Request by the Agent by 11:00 a.m. Eastern time with respect to a Loan Request to which the Index Rate Option applies or, with respect to a Loan to which the LIBOR Rate Option applies being converted to a Loan to which the Index Rate Option applies, the last day of the preceding Interest Period applicable to the LIBOR Rate Option Loan being converted).

2.	Such Loan is in the principal amount of U.S. $_____________ or the principal amount to be renewed or converted is U.S. $_____________

[not to be less than $2,500,000 and in increments of $500,000 if in excess of $500,000 for each Borrowing Tranche to which the LIBOR Rate Option applies, not less than $500,000 and in increments of $100,000 for each Borrowing Tranche to which the Base Rate Option or Index Rate Option applies]

3	[Complete blank below if the Borrower is selecting the LIBOR Rate Option]:
Such Loan shall have an Interest Period of one [one, two or three] Months. _____________________________

B.

As of the date hereof and the date of making of the above-requested Loan (and after giving effect thereto): the representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct in all material respects on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or exists; and the making of any Loan shall not cause the aggregate Loans to exceed the Borrowing Base.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 1 TO LOAN REQUEST]

The undersigned certifies to the Agent as to the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date: ______________, 20___	By:		(SEAL)

Name:

Title:

EXHIBIT 2.4.2
FORM OF
SWING LOAN REQUEST

TO:	PNC Bank, National Association, as Agent
Telephone No.: 412-762-7638
Telecopier No.: 412-762-8672
Attention: Ms. Rini Davis

FROM:	K. Hovnanian Enterprises, Inc.

RE:

Seventh Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of March 7, 2008 by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”), as amended, restated, supplemented or modified from time to time.

          Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

          Pursuant to Section 2.4.2 of the Credit Agreement, the undersigned hereby makes the following Swing Loan Request:

1.	Aggregate principal amount of Swing Loan:
[amount shall not be less than $100,000]
US$__________________

2.	Proposed Borrowing Date: [this Swing Loan Request must be delivered to PNC Bank not later than 2:00 p.m. Eastern time on the proposed Borrowing Date]	________________________

       3.     As of the date hereof and the date of making of the Swing Loan requested hereby: the representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are and will be true in all material respects (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true and correct in all material respects on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or existsand the making of any Loan shall not cause the aggregate Loans to exceed the Borrowing Base.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

[SIGNATURE PAGE 1 OF 1 TO SWING LOAN REQUEST]

The undersigned hereby certifies the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date: ______________, 20___	By:

Name:

Title:

EXHIBIT 7.3.3.1
FORM OF
QUARTERLY COMPLIANCE CERTIFICATE

For Quarter ended: ________________

PNC Bank, National Association, as Agent
Two Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Attn: Douglas G. Paul, Senior Vice President
Telecopy: (732) 220-3744

Ladies/Gentlemen:

          106. I refer to the Seventh Amended and Restated Credit Agreement dated March 7, 2008 (the “Credit Agreement”) by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor the several LENDERS and other financial institutions from time to time parties thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, Kevin C. Hake, Senior Vice President, Finance and Treasurer of the Borrower do hereby certify as of the quarter ended __________________ (the “Report Date”), that the Borrower is in compliance with the following covenants as more fully set forth and calculated on the spreadsheets attached hereto as Exhibit A - “Borrowing Base Compliance Calculations”, Exhibit B - “Summary Covenant Compliance Calculations”, and Exhibit C - “Detailed Covenant Compliance Calculations”.

          107. Transactions subject to the restrictions set forth in Section 7.2.4 of the Credit Agreement with respect to Liquidations, Mergers, Consolidations and Acquisitions are described on the additional page attached hereto.

Compliance?	Yes ☐	No ☐

          108. Transactions subject to the restrictions set forth in Section 7.2.5 of the Credit Agreement with respect to Dispositions of Assets or Subsidiaries are described on the additional page attached hereto.

Compliance?	Yes ☐	No ☐

          109. Transactions subject to the restrictions set forth in Section 7.2.7 of the Credit Agreement with respect to Subsidiaries, Partnerships and Joint Ventures are described on the additional page attached hereto.

Compliance?	Yes ☐	No ☐

          110. Applicable Margin. Based on the Adjusted Leverage Ratio, the Applicable Margin to become effective as of _______________, as applicable, shall be:

Base Rate Margin: _______________ basis points

LIBOR Margin: _________________ basis points

Index Rate Margin: _______________basis points

          111. The Loan Parties are in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement, including, without limitation, the representations and warranties contained in Article 6 thereof, except as follows:

          112. No event has occurred that is continuing which constitutes an Event of Default or Potential Default, except as follows: ____________________________________________.

          113. With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

          IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate this ______ day of ____________.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name: Kevin C. Hake
Title: Senior Vice President,
Finance and Treasurer

EXHIBIT 7.3.3.2 (A)
FORM OF
UNSECURED BORROWING BASE CERTIFICATE

For Month ended _______________

PNC BANK, NATIONAL ASSOCIATION, Agent
Two Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Telecopy (732) 220-3744

Attn.: Douglas G. Paul, Senior Vice President

Ladies/Gentlemen:

          I refer to the Seventh Amended and Restated Credit Agreement dated March 7, 2008 (the “Credit Agreement”) among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the LENDERS now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

          Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, Kevin C. Hake, Senior Vice President, Finance and Treasurer of the Borrower, do hereby certify on behalf of the Borrower as of the end of the month ended _________________ (the “Report Date”), that the “Unsecured Borrowing Base” and the components thereof are calculated and set forth on the spreadsheet attached hereto as Exhibit A - “Unsecured Borrowing Base Compliance Calculations”.

          The undersigned further certifies as follows:

          1. The Loan Parties are in compliance with, and since the most recent prior Report Date have at all times complied with, the provisions of the Credit Agreement.

          2. No event has occurred that is continuing which constitutes an Event of Default or Potential Default.

          3. With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ____ day of ______________.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name: Kevin C. Hake
Title: Senior Vice President,
Finance and Treasurer

EXHIBIT 7.3.3.2 (B)
FORM OF
SECURED BORROWING BASE CERTIFICATE

For Month ended _______________

PNC BANK, NATIONAL ASSOCIATION, Agent
Two Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Telecopy (732) 220-3744

Attn.: Douglas G. Paul, Senior Vice President

Ladies/Gentlemen:

          I refer to the Seventh Amended and Restated Credit Agreement dated March 7, 2008 (the “Credit Agreement”) among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the LENDERS now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

          Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, Kevin C. Hake, Senior Vice President, Finance and Treasurer of the Borrower, do hereby certify on behalf of the Borrower as of the end of the month ended _________________ (the “Report Date”), that the “Secured Borrowing Base” and the components thereof are calculated and set forth on the spreadsheet attached hereto as Exhibit A - “Secured Borrowing Base Compliance Calculations”.

          The undersigned further certifies as follows:

          1. The Loan Parties are in compliance with, and since the most recent prior Report Date have at all times complied with, the provisions of the Credit Agreement.

          2. No event has occurred that is continuing which constitutes an Event of Default or Potential Default.

          3. With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

2

          IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ____ day of ______________.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name: Kevin C. Hake
Title: Senior Vice President,
Finance and Treasurer

Exhibit A to Exhibit 7.3.3.2 (B)

Secured Borrowing Base Compliance Calculations